Exhibit 10.4
CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
MASTER SERVICES AGREEMENT
THIS MASTER SERVICES AGREEMENT (the “Agreement”) is entered into between Square, Inc., a Delaware corporation, whose principal address is 1455 Market Street Suite 600, San Francisco, CA 94103 (“Client”), and Marqeta, Inc., a Delaware corporation, whose principal address is 6201-B Doyle Street, Emeryville, CA 94608 (“Marqeta,” and together with Client, each a “Party” and together the “Parties”).
Background
A. Marqeta is in the business of providing Processing Services and Program Management Services, each as further described herein; and
B. Client wishes to engage Marqeta to provide such Services on the terms and conditions set forth in this Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:
1. Agreement. This Agreement consists of this cover page and the following:

a.	Schedule A - Program Terms

b.	Schedule B - General Terms and Conditions

c.	Schedule C - Definitions

d.	Schedule D - Fees

e.	Schedule E - Performance Standards
2. Order of Preference. In the event of any conflict between this Agreement and any schedule hereto (each, a “Schedule”), the applicable Schedule shall control.
IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the last date signed below (the “Effective Date’):

SQUARE, INC.		MARQETA, INC.

BY:	/s/ Brian Grassadonia	BY:	/s/ Omri Dahan
NAME:	Brian Grassadonia	NAME:	Omri Dahan
TITLE:	Square Cash Lead	TITLE:	Chief Revenue Officer
DATE:	4/19/2016	DATE:	4/18/2016

SCHEDULE A
PROGRAM TERMS

1.	MARQETA’S SCOPE OF WORK.

a.	Provision of Services. Commencing on the Effective Date, Marqeta agrees to provide the following Services:

i.
The Implementation Services and Processing Services, each consistent with and as identified in the Implementation Plan or as otherwise agreed to by the Parties in writing or via e-mail, and Program Management Services; and

ii.	Any services, functions and responsibilities of Marqeta that are otherwise agreed upon in writing by Client and Marqeta from time to time as being subject to this Agreement (“New Additional Service”).

b.
Instructions and Client Provided Information. In performing its obligations and responsibilities under this Agreement, Marqeta shall be entitled to rely upon, without additional inquiry, Client Data, Transaction Data and Instructions, as provided by Client to Marqeta,; provided, however, that to the extent that Marqeta in good faith reasonably believes that any Instruction is contrary to the provisions of this Agreement, Applicable Law, Card Brand Rules, or requirements of the Issuing Bank, Marqeta shall promptly provide notice to Client setting forth in reasonable detail the reason for its belief, after which point the Parties agree to work together in good faith to resolve any issues resulting from such Instruction.

c.
Custom Modifications. In the event that Client requests modifications to the Services, including modifications that are different from or in addition to the Services (the “Custom Enhancements”), and if Marqeta agrees to make such Custom Enhancements, then the Parties shall enter into a mutually-agreed-upon and separately-written statement of work (“SOW”) covering the provision of such Custom Enhancements, the allocation of ownership of such Custom Enhancements (or components of Custom Enhancements), and, if applicable, the amount of any new Fee payable to Marqeta for any new Service resulting from such Custom Enhancements. Any new Service resulting from Custom Enhancements shall a New Additional Service.

d.
Documentation. Marqeta shall provide Client with Documentation associated with the Services through the Developer Site or otherwise, which may include policies and procedures regarding the Services. The Documentation may be modified from time to time by Marqeta, provided Marqeta shall give Client [***] to implement any material change made to the Documentation that would materially and adversely impact Client’s ability to receive Services or ability to perform Client’s obligations under this Agreement. The Documentation, any derivatives of the Documentation and any and all copies thereof, shall be and remain the property of Marqeta and shall be deemed Marqeta Confidential Information.

2.
IMPLEMENTATION PLAN. The Parties shall plan, prepare for and implement an implementation plan for the Accounts for which Marqeta will provide Services in accordance with a written plan mutually agreed upon by the Parties (the “Implementation Plan”), which shall include: (i) a schedule for implementing the Services; (ii) a description of the respective roles and responsibilities of Client and Marqeta, including any required resources; (iii) a plan for testing the Services prior to implementation; (iv) a plan for providing appropriate BSA/AML and/or fraud mitigation training to Client; and (v) such other information and plans designed to cause the launch of the Services to take place on schedule (Marqeta’s responsibilities under foregoing are defined as the “Implementation Services”). Each Implementation Plan may be revised from time to time by mutual agreement of the Parties, which agreement shall not be unreasonably withheld.

3.	TERM, TERMINATION, SURVIVAL AND TRANSITION.

a.
Term. The initial term of this Agreement shall begin on the Effective Date and shall expire at 11:59 p.m. (Pacific Time) on the last day of Servicing Year Two (2), unless terminated earlier in accordance with this Agreement (the “Initial Term”). The Initial Term shall automatically renew for an unlimited number of one

(1) year renewal terms (each, a “Renewal Term”) unless one Party provides the other with written notice of its intent to terminate not less than one hundred eighty (180) days prior to the end of the then-current Initial Term or Renewal Term. The Initial Term and any subsequent Renewal Term shall comprise the “Term” of this Agreement. Notwithstanding any provision herein to the contrary, this Agreement shall continue on the same commercial terms and conditions until the completion of the Transition.

b.	Termination for Cause. A Party may, by giving written prior notice to the other Party, elect to terminate this Agreement in the event that the other Party:

i.
commits a material breach of this Agreement, which breach is not cured within thirty (30) days after notice specifying the nature and extent of such breach; provided, however, that if such matter is a non-monetary breach and is not reasonably susceptible of cure within such thirty (30) day period, such period shall be extended and the Party shall not be in default hereunder so long as it commences such cure within such thirty (30) day period and diligently pursues such cure to completion within ninety (90) days after such notice; or

ii.	commits numerous breaches of its duties or obligations which collectively constitute a material breach of this Agreement; or

iii.	has a petition filed by or against it under applicable bankruptcy law seeking the liquidation of such Party’s assets which petition is not dismissed within thirty (30) days.

iv.
Either Party may terminate this Agreement upon ninety (90) days’ notice to the other Party in the event of a regulatory change (including Issuing Bank requirements), or such shorter notice to avoid violating Applicable Law or such change, that has or is likely to have a material adverse impact on the anticipated economic benefits of this Agreement for such Party.

v.
Notwithstanding any other provision herein to the contrary, the Parties acknowledge and agree that Client’s failure to pay undisputed charges when such payments are due shall constitute a material breach of this Agreement, and when such failure to pay continues uncured for five (5) business days following the written notice required by Section 3(b)(i)(1) of these Program Terms, then Marqeta may, without waiving its right to payment, cease performing the Services until the dispute regarding Client’s failure to pay is resolved.

vi.	Any notice of termination by Client shall include a proposed date for initiation of Transition, if any.

c.	Termination Upon Force Majeure. Client may terminate this Agreement in compliance with the terms of Section 16 (b)(iii) of the General Terms and Conditions.

d.	[***].

e.
Termination Due to Issuing Bank. Marqeta may terminate this Agreement upon 180 days’ written notice (or such shorter time, as applicable) if required to do so by Issuing Bank or any regulator with jurisdiction over Issuing Bank or Marqeta.

f.	Termination for Convenience.
a. Client shall have the right to terminate this Agreement for any reason or no reason within the first two (2) calendar weeks after the Effective Date (the “Early Termination Date”) by giving notice to Marqeta; provided, however, that if Client exercises the foregoing right of termination Client (i) shall pay Marqeta the [***] detailed in Schedule D in accordance with Section 8(a)(i) of Schedule B, and (ii) shall not be subject to any [***].
b. After the Early Termination Date, Client shall have the right to terminate this Agreement for any reason or no reason at any time after the Go-Live Date, by giving not less than ninety (90) days’ prior written notice to Marqeta; provided, however, that if Client exercises the foregoing right of termination, Client shall pay Marqeta an amount equal to [***].

g.
Post Termination. Upon termination or expiration of this Agreement for any reason, Client shall only be responsible for the payment of Fees for Services provided by Marqeta and accrued, due and payable by Client up to and including the later of the date of such expiration or termination or the completion of the Transition of all Client Accounts. Within 30 days after the effective date of termination of this Agreement, Marqeta will return, by ACH or wire transfer (as directed by Client), to the Client Bank Account all of Client’s funds held in the Custodial Account that have not been loaded onto Cards and remaining balances on Cards (as adjusted for settlement on, disputes and chargebacks on Cards occurring on and after the end of the Term).

h.
Survival. Provisions contained in this Agreement that expressly or by their sense and context are intended to survive the expiration or termination of the Agreement shall so survive such expiration or termination, it being the intent that a claim or right which accrued to a Party prior to such expiration or termination shall not be prejudiced.

4.
Notices. Any notices required to be delivered by one Party to another under or in connection with this Agreement (other than routine operational communications or the immediate notice of delayed performance required under Section 16 (b) of the General Terms and Conditions), shall be in writing and shall be deemed sufficiently given when received, if delivered personally or by an express courier with a reliable system for tracking delivery, or if sent by United States certified mail, return receipt requested, at the addresses indicated below:

If to Client:	If to Marqeta:
Ayo Omojola Square, Inc. 1455 Market St. Suite 600 San Francisco, CA 94103	Omri Dahan Chief Revenue Officer Marqeta, Inc. 6201-B Doyle Street Emeryville, CA 94608

With a copy to General Counsel Square, Inc. 1455 Market St. Suite 600 San Francisco, CA 94103 [***]	With a copy to: Gizelle Barany General Counsel Marqeta, Inc. 6201-B Doyle Street Emeryville, CA 94608
A Party may from time to time change its address or designee for notification purposes by giving the other Party prior written notice of the new address or designee and the date upon which it will become effective.

SCHEDULE B
GENERAL TERMS AND CONDITIONS

1.	MARQETA PERFORMANCE STANDARDS AND COMPLIANCE. General. Performance standards for the provision of certain components of the Services (the “Performance Standards”) are set forth in Schedule E.

a.
Failure to Meet Performance Standards. If Marqeta fails to meet a Performance Standard, Marqeta shall (i) investigate and report to Client on the root cause(s) of such failure; (ii) advise Client of the status of remedial efforts being undertaken with respect to such failure; (iii) notify Client of the steps which Marqeta believes should be taken to correct the cause of such failure; and (iv) correct the cause of such failure. The failure of Marqeta to meet a Performance Standard shall not constitute a breach of the Agreement unless such failure constitutes a Severity [***] failure and such failure (a) is result of a breach of the Standard of Care; or (b) occurs in [***]; or (c) such failure constitutes a Severity 0 or [***] and aggregates to more than [***].

b.
Marqeta Compliance. Marqeta is solely responsible for compliance with all Applicable Law, which is applicable to Marqeta’s performance of the Services under this Agreement (the “Marqeta Legal Requirements”). Marqeta is solely responsible for compliance with the Card Brand Rules, which are applicable to Marqeta’s performance of the Services under this Agreement.

c.
Marqeta Cooperation. Marqeta shall cooperate on a timely basis with Client as reasonably necessary to enable Client to fulfill its obligations and responsibilities under this Agreement. If Marqeta does not so cooperate on a timely basis and the same results in Client’s inability in performing its obligations under this Agreement, Client shall not be liable for non-performance of its obligations to such extent. In performing its obligations and responsibilities under this Agreement, Client shall be entitled to rely on information provided by Marqeta to Client.

d.	Marqeta Personnel. Marqeta shall be responsible for the acts or omissions and for the services and functions performed by Marqeta or Marqeta Personnel on behalf of Marqeta.

e.
Security Procedures. Marqeta shall (i) implement appropriate security procedures designed to (A) prevent unauthorized access to the Client System through computer hardware and software systems which are owned or controlled by Marqeta, and (B) prevent unauthorized access to or use of the Client System by Marqeta’s current and former Personnel; and (ii) no later than [***] following Client’s written or e-mail request, Marqeta will, at its option, either (a) permit Client to perform vulnerability scans in a manner consistent with industry best practices of Marqeta’s systems at a mutually agreed upon time; or (b) provide Client documentation of results of scans performed by a PCI Approved Scanning Vendor (ASV).

f.	Marqeta Performance Dependencies. Notwithstanding anything to the contrary in this Agreement, Marqeta [***]. For the avoidance of doubt, in the event of the forgoing, Marqeta will be [***].

g.
Intellectual Property. Client shall not, willfully and knowingly, violate any Intellectual Property Rights of any third party, including patent, Trade Secrets, copyright and any other Intellectual Property Rights in connection with its provision of the Services.

2.	CLIENT RESPONSIBILITIES.

a.
Client Obligations. Client shall provide on a timely basis (i) the material as reasonably required by Marqeta to perform the Services; d (ii) the material and services described as the Client responsibilities in the Implementation Plan and these General Terms and Conditions; and (iii) cooperate with Marqeta and agrees to perform activities and follow instructions reasonably required by Marqeta to enable Marqeta to fulfill its obligations and responsibilities under this Agreement and to enable the Card Program to comply with Applicable Law. Client’s obligations shall be provided using sound, professional practices and in a competent and professional manner by knowledgeable, trained and qualified personnel.

b.
Client Performance Dependencies. Notwithstanding anything to the contrary in this Agreement, Client will not be in breach of this Agreement or otherwise liable for non-performance of its obligations to the extent that its failure to perform an obligation under this Agreement is a result of (i) a breach by Marqeta of its obligations under the Agreement, including the Marqeta Responsibilities; or (ii) Marqeta’s failure to cooperate and perform activities reasonably required by Client on a timely basis.

c.
Review of Reports. Client agrees to periodically check reports produced by Marqeta to determine if such information is correct, and will promptly report any errors discovered to Marqeta. The efforts Marqeta takes to remedy any error shall be undertaken at no cost to Client, where such error results from the sole negligence of Marqeta or the failure of Marqeta to otherwise comply with the terms of this Agreement. [***]. Where the error results from no negligence of either Party, or from the negligence of both Parties, the Parties shall negotiate in good faith to equitably apportion the responsibility for the costs associated to remedy such error in accordance with the terms of this Agreement.

d.
Security Procedures. Client shall (i) implement appropriate security procedures designed to prevent unauthorized access to or use of the Marqeta System (A) through computer hardware and software systems which are owned or controlled by Client, and (B) by Client’s current and former Personnel; and (ii) no later than [***] following Marqeta’s written or e-mail request, Client will, at its option, either (A) permit Marqeta to perform vulnerability scans in a manner consistent with industry best practices of Client’s systems at a mutually agreed upon time; or (B) provide Marqeta documentation of results of scans performed by a PCI Approved Scanning Vendor (ASV).

e.	Client Personnel. Client shall be responsible for the acts or omissions and for the services and functions performed by Client or Client Personnel.

f.
Intellectual Property. Client shall not, willfully and knowingly, violate any Intellectual Property Rights of any third party, including patent, Trade Secrets, copyright and any other Intellectual Property Rights in connection with its receipt of the Services. Client shall not alter, obscure or revise any proprietary, restrictive, trademark or copyright notice included with, affixed to, or displayed in, on or by a Service or the Marqeta System.

g.
Financial Condition Review and Due Diligence Cooperation. Client acknowledges and agrees that Issuing Bank’s initial and continued approval of the Card Program and Marqeta’s willingness to provide the Services and make the Program available to Client is dependent on [***]. Client agrees to timely provide Marqeta with Client’s [***]. All information provided by Client under this Section 2(g) shall be accurate and complete. Marqeta’s and Issuing Bank’s review [***]. Marqeta or Issuing Bank will establish, and periodically review, [***].

h.
Third-Party Systems. To the extent Client performs any services itself or retains third parties to do so, Client shall be solely responsible for obtaining from owners of third party systems, and paying for, any licenses or agreements that are necessary in order for the Marqeta System to interface with such third party system.

i.	Client Dispute Resolution Obligations. [***].

j.
Additional Due Diligence Acknowledgments. Client acknowledges and agrees that, to the extent reasonably required by Issuing Bank as part of its due diligence and risk compliance requirements, Marqeta may [***].

3.	CLIENT COMPLIANCE WITH LAWS AND REGULATIONS.

a.
Client Legal Requirements. Client is solely responsible for compliance with all Applicable Law applicable to the operation of its business and its responsibilities under this Agreement, including the Gramm-Leach-Bliley Act, the Electronic Fund Transfer Act, and all their associated rules and regulations, all Card Brand Rules, and the National Automated Clearing House Association (NACHA), and all requirements, policies and guidelines of the Issuing Bank (collectively, the “Client Legal Requirements”).

b.	Losses. As between Client and Marqeta, [***].

4.	ISSUING BANK. The Parties acknowledge and agree that, notwithstanding anything to the contrary in this Agreement, during the Term [***].

5.	LICENSES AND OWNERSHIP.

a.	Client Materials.

i.	Grant of License. Client hereby grants to Marqeta and its Affiliates for the Term of this Agreement [***] solely in connection with Marqeta’s performance of the Services.

ii.	Authority of Use. Client hereby authorizes Marqeta and its Affiliates [***], in and to the Client Materials.

iii.
Approval Procedures. Marqeta will submit to Client, for its prior written approval, samples of each of the proposed uses of Client Materials. Client shall attach its written approval to the pieces that are submitted. Client shall promptly render its approval or reasonable objection within [***] of receipt of materials; [***].

b.	Marqeta Materials.

i.
Grant of License. Marqeta hereby grants to Client for the Term of this Agreement a royalty-free, nonexclusive, non-transferable, and non-sublicenseable right and license to use Marqeta Materials solely in connection with the Card Program and Client’s use of the Services.

ii.
Authority of Use. Marqeta hereby authorizes Client to use, reproduce, and distribute, the Marqeta Materials in connection with its use of the Services. Client agrees that all marketing and promotional materials utilizing the Marqeta Materials it creates or distributes in connection with the Card Program or on Marqeta’s behalf require the prior written approval of Marqeta, pursuant to Section 5(b)(iii) of these General Terms and Conditions, before such materials are distributed to the public.

iii.
Approval Procedures. Client will submit to Marqeta, for its prior written approval, samples of each of the proposed use of Marqeta Materials. Subject to Section 4 of these General Terms and Conditions, Marqeta shall promptly render its approval in writing or via e-mail or reasonable objection within [***] of receipt of materials; non-response by Marqeta after such three (3) Business Day period shall not constitute Marqeta’s approval of such materials.

c.	Ownership of Materials.

i.
Marqeta acknowledges and agrees that Client, inclusive of its Affiliates, is the owner of all right, title, and interest, including all trademark and copyright rights, in and to the Client Materials. Marqeta acknowledges that all use of the Client Materials shall inure to the benefit of and be on behalf of Client or their respective owner(s), as applicable, and agrees that nothing in this Agreement shall give Marqeta any right, title or interest in and to the Client Materials other than the right to use the Client Materials in accordance with this Agreement during the Term. Any and all rights to the Client Materials not herein specifically granted and licensed to Marqeta are reserved to Client.

ii.	Client acknowledges and agrees that Marqeta, inclusive of its Affiliates, (a) is the owner of all right, title, and interest, including all trademark and copyright rights, in and to the Marqeta Materials (other than the Card Brand Marks and Isuing Bank Marks); and (b) is the authorized licensee with the authority to sublicense the Card Brand Marks and Issuing Bank Marks. Client acknowledges that all use of the Marqeta Materials shall inure to the benefit of and be on behalf of Marqeta or their respective owner(s), as applicable, and agrees that nothing in this Agreement shall give Client any right, title or interest in and to the Marqeta Materials other than the right to use the Marqeta Materials in accordance with this Agreement during the Term. Any and all rights to the Marqeta Materials not herein specifically granted and licensed to Client are reserved to Marqeta.

6.	MARQETA PROPERTY & INTELLECTUAL PROPERTY RESTRICTIONS.

a.
Marqeta Property. In connection with Services, Marqeta may furnish Client with project deliverables, plans, Documentation, reports, analyses or other such tangible materials (the “Marqeta Property”). For the avoidance of doubt, “Marqeta Property” shall not include Custom Enhancements (or elements of Custom Enhancements) unless specifically provided for in an SOW.

b.
Use and Disclosure of Marqeta Property. Without the prior written consent of Marqeta, Client may only furnish Marqeta Property to its employees, legal counsel, accountants, Regulators and service providers who have been retained by the Client to perform the Client responsibilities in connection with the Card Program, and who need to know such information in the performance of such services. Client shall inform each such person of the confidential nature of the Marqeta Property and treat Marqeta Property as the Confidential Information of Marqeta.

c.
License to use Marqeta Property. During the Term of this Agreement, Client shall have a limited, nontransferable, non-sublicenseable paid-up right and license to use the Marqeta Property in conjunction with its receipt of the Services, subject to the terms of this Section 6. All other rights in the Marqeta Property remain in and/or are assigned to Marqeta.

d.
License Grant. Client hereby grants Marqeta and its Affiliates a royalty-free, worldwide, transferable, sub-licenseable, irrevocable, perpetual license to use any suggestions, enhancement requests, recommendations or other feedback provided by Client relating to the operation of the Services.

e.
Marqeta Services & Independent Development. Client acknowledges and agrees that Marqeta is a provider of data processing and program management outsourcing solutions to financial institutions and other third parties and nothing herein shall in any way preclude Marqeta or its officers, employees, agents, representatives or Affiliates from engaging in any business activities or from performing any services for its own account or for the account of others, including for companies that may be in competition with the business conducted by the Client. By way of example and not limitation of the forgoing, Marqeta may develop for itself, or for others, Services (including marketing strategies, targeting criteria, problem solving approaches, or other tools or information similar to the Marqeta Property), and nothing contained herein precludes Marqeta from developing or disclosing such materials and information provided that the same do not contain or reflect Confidential Information of Client.

7.	RIGHTS TO MARQETA SYSTEM; RIGHTS IN DEVELOPMENTS.

a.
General. Client acknowledges that it is receiving a service from Marqeta and that this Agreement shall not transfer any right, title, license or interest in the Marqeta System, or any part or component of the Marqeta System to Client.

b.
Changes to Services; Updates. Marqeta may change any features, functions, any other third party provider, or attributes of a Service, or Marqeta System or any element of its systems or processes, or specifications, from time to time, provided that neither the functionality of nor any applicable fees and charges for such Service are materially adversely affected. Marqeta will provide or make available Updates to each element of the Services no later than the date such Update is produced and generally made available by Marqeta to its other customers, and Client shall have the right to access, use and/or display such Updates consistent with its rights to the Services hereunder. Marqeta will, at no additional charge, provide to Client: (a) a description on any effect the installation and use of the applicable Update will have on the Services (including any potential adverse effects, such as expected degradation in performance); and (b) all automated conversion tools that Marqeta makes available to its other customers (whether or not such customers are charged therefor) to assist Client with the transition to any Updates. Marqeta will install all Updates (or, in the case of Updates to be installed by Client, provide documentation and materials necessary for Client to successfully install such Update). Unless Marqeta advises Client otherwise, Client will not be required to use any Update in order to continue to use the Services in a manner in which Client received the Services prior to such Update.

c.
Developments. Any services, technology, processes, methods, software and/or enhancements to the Marqeta System used or developed for purposes of delivering the Services (collectively, the “Developments”), whether developed solely by Marqeta or jointly by Marqeta and Client or any other party, including any Developments requested, suggested, or paid for by Client, shall be the sole property of Marqeta and shall not be considered “works made for hire”. Client shall not acquire any ownership right, Intellectual Property Right, claim or interest in the Marqeta System or in any Developments, or any modifications or updates thereto.

d.	Cooperation. The Parties will cooperate with each other and execute such other documents as may be reasonably deemed necessary to achieve the objectives of this Section 7.

e.
Responsibility for Data. Marqeta shall not be responsible for the accuracy, completeness or authenticity of any data furnished by Client or a third party, and shall have no obligation to audit, check or verify that data

8.	FEES AND PAYMENT TERMS.

a.	Client Payment to Marqeta.

i.
Fees. On the Effective Date, Client shall pay Marqeta the [***] as set forth in Schedule D. Client shall pay Marqeta all fees for all applicable Processing Services and the [***], as applicable, as set forth in Schedule D. Periodic charges under Schedule D shall be computed on a [***] basis and shall be prorated for any partial [***].

ii.
Taxes. All charges and fees to be paid by Client under the Agreement are exclusive of any applicable withholding, sales, use, excise, value added or other taxes. Any such taxes for which Marqeta is legally responsible to collect from Client shall be billed by Marqeta and paid by Client.

iii.
Client Bank Account. Client shall maintain one bank account for the transfer of funds via Automated Clearing House (“ACH”) payments or Fedwire transfer to pay and deposit all amounts due or otherwise required to be deposited as provided under this Agreement, including as required under Sections 8(a)(i) and 8(a)(vi) of these General Terms and Conditions (the “Client Bank Account”). Client will deposit for immediate transfer by Marqeta via ACH as provided in Sections 8(a)(iv) and 8(a)(vi) of these General Terms and Conditions. Promptly following Marqeta’s written or e-mail request, Client shall provide Marqeta with the account information for the initial Client Bank Account. Client shall have the right to change the Client Bank Account [***] prior written notice to Marqeta. Client shall at all times maintain sufficient funds in the Client Bank Account to meet its obligations under this Section 8(a). If Client fails to so maintain sufficient funds, in addition to any other remedies available to Marqeta at law or under this Agreement, Marqeta may, subject to Applicable Law, (A) cease performing the Services until Client has met its obligations under this Section 8(a), and (B) invoice Client for all deficient amounts. Client shall pay the undisputed deficient amount no later than one (1) Business Day following the date of such invoice, and, notwithstanding anything to the contrary in this Agreement, such failure shall constitute a material breach of this Agreement that is not subject to the cure periods as provided in Sections 3(b)(i)(1) and 3(b)(iii) of the Program Terms. Any undisputed amounts not paid on or before their due date shall incur interest until paid at the [***] rate of one and [***], prorated for any partial [***]. Payment for statements and invoices shall be due and payable by electronic funds transfer in U.S. dollars by Client.

iv.
Statements, Invoices and Payments. No sooner than [***] following the beginning of each [***] during the Term (or such earlier time if the Term ends during a [***]), Marqeta shall provide Client with a statement setting forth the amount owed to Marqeta hereunder for the prior [***] (“[***]

Payment Amount”), which statement shall (A) describe in reasonable detail the basis for such amount; and (B) payment date for such amount, which payment date shall be no sooner than [***] following the date of such statement (“Payment Date”). Marqeta shall provide such statement to Client either in writing or via electronic or API access. No later than one (1) Business Day prior to the Payment Date, Client shall deposit into the Client Bank Account the undisputed amount of the [***] Payment Amount. Client hereby authorizes Marqeta to initiate ACH transactions from the Client Bank Account for the payment of the [***] Payment Amount, and shall execute any documents reasonably requested by Marqeta to enable Marqeta to initiate such transactions. Notwithstanding the forgoing, Section 8(a)(vi) of these General Terms and Conditions shall govern the terms related to the deposit of Settlement Funds, and Marqeta’s related statement obligations and transfer rights.

v.	Disputed Charges; Requests for Information. Client may [***] of Client’s receipt of such documentation which reasonably supports the amount due.

vi.	Card Funding and Settlement. Client will [***].

b.	Marqeta Payment to Client.

i.
[***] Interchange [***] Fee. Marqeta shall pay Client the [***] Interchange [***] Fee as forth in Schedule D. Periodic payments of such fees under Schedule D shall be computed on a calendar [***] basis and shall be prorated for any partial [***].

ii.
Statement and Payment. Marqeta shall provide Client with a [***] statement for the [***] Interchange [***] Fee due under this Agreement on a [***] basis in arrears, together with payment of the [***] amount set forth on such statement.

iii.
Audit rights. Marqeta is obligated to preserve all records related to the performance of Services, including [***], under this Agreement from a minimum of [***] following the termination of this Agreement. Client, upon reasonable notice to Marqeta, has the right to audit the books, records and procedures of Marqeta regarding information directly related to this Agreement.

c.
Supporting Documentation. Marqeta shall maintain supporting documentation for the amounts billable to, and payments made by and to, Client hereunder in accordance with generally accepted accounting principles. Marqeta agrees to provide Client with such supporting documentation with respect to each invoice and statement as may be reasonably requested by Client.

9.
TERMINATION TRANSITION. In connection with any termination or expiration of this Agreement or Client’s termination of use of Services as provided for in this Agreement, if requested by Client in its sole discretion, and at Client’s sole expense, including those items at the charges set forth in Schedule D or as agreed by the Parties, Marqeta will provide all assistance that Client and any successor provider of services may reasonably require in connection with the Transition of any and all Accounts then processed by Marqeta (the “Transition Services”). If Client elects to receive Transition Services, Marqeta will do the following:

i.	Marqeta shall make available to such successor provider the information or data Marqeta possesses regarding Client’s Cardholders and any and all Client Accounts then processed by Marqeta together with adequate instructions concerning the format and means of accessing such information. Without limiting the foregoing, Marqeta shall provide to a successor provider an explanation of the data layout and fields in the master file tapes containing Client’s Account data, test tapes containing appropriate test data for use in preparing for the Transition, and, at the date of Transition, master file tapes containing all of Client’s Account data together with an explanation of any changes in the data layout and fields therein that have occurred since Marqeta first provided such information to the successor provider.

ii.
On or before the expiration or termination of the Term, if Client elects to receive Transition Services, Client shall provide written notice to Marqeta designating a date for initiation of the process for planning and undertaking a Transition, and Client and Marqeta will negotiate in good faith to establish the appropriate date for completion of Transition. Such negotiations will take into account (1) the availability of Marqeta Personnel, (2) Marqeta’s existing commitments to other Marqeta customers to undertake activities requiring the use of significant amounts of Marqeta resources, such as other customer implementations and Transitions, and (3) Marqeta’s reasonable programming blackout periods that apply to other Marqeta customers. The proposed date for completion of Transition shall be no fewer than one hundred eighty (180) days following said written notice, but in no event shall be prior to the last day of the Term. Notwithstanding any provision herein to the contrary, this Agreement shall continue on the same commercial terms and conditions until the completion of the Transition.

iii.
In the event Client elects not to receive Transition Services, the Parties will work in good faith to implement an orderly wind down of the Services after expiration or termination of this Agreement, including a mutually agreed upon set of rules and communications to Cardholders. The wind down period will not exceed six (6) months after termination or expiration of this Agreement, unless required by Applicable Law or the parties agree otherwise.

10.	WARRANTIES.

a.
Marqeta Warranties. Marqeta represents and warrants that (i) the Services shall be performed in a commercially reasonable manner in accordance with the generally accepted industry practices and procedures used in performing services like the Services (the “Standard of Care”); (ii) it has the requisite corporate power and authority to enter into this Agreement and to make the commitments set forth in this Agreement and that it is not a party to any other agreement which would hinder its ability to perform its obligations hereunder; (iii) it is and will continue to be duly qualified and licensed and has made and will continue to make all registrations to do business and to carry out its obligations under this Agreement to the extent required by U.S. federal law and the law of each U.S. state in which Marqeta provides Services; (iv) it is authorized to use Marqeta Materials and to license the Marqeta Materials to Client as contemplated by this Agreement; (v) its performance under this Agreement will not breach (a) any agreement between itself and a third party or (b) any obligation to keep in confidence the proprietary information of another party, (vi) it is not a party to any other agreement which would hinder its ability to perform its obligations hereunder, and (vii) it will comply with all Marqeta Legal Requirements in performing its obligations under this Agreement.

b.
Marqeta Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, MARQETA MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, NATURE OR DESCRIPTION, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF NON-INFRINGEMENT, ERROR-FREE OPERATION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

c.
Client Warranties. Client represents and warrants that (i) it has the requisite corporate power and authority to enter into this Agreement and to make the commitments set forth in this Agreement; (ii) it is not a party to any other agreement which would hinder its ability to perform its obligations hereunder; (iii) it is and will continue to be duly qualified and licensed and has made and will continue to make all registrations to do business and to carry out its obligations under this Agreement to the extent required by U.S. federal law and the law of each U.S. state in which Client conducts business; (iv) it is authorized to use Client Materials and to license the Client Materials to Marqeta as contemplated by this Agreement; and (v) it will comply with all Client Legal Requirements in performing its obligations under this Agreement.

d.
Client Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, CLIENT MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, NATURE OR DESCRIPTION, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

11.	PRIVACY AND INFORMATION SECURITY.

a.
Client Data. As between Client and Marqeta, Client Data and Transaction Data shall be owned by Client and Issuing Bank. Subject to Section 11(b) of these General Terms and Conditions, Marqeta may not use any Client Data or Transaction Data for any purpose except (i) to the extent such Client Data or Transaction Data is necessary for Marqeta to perform its obligations under this Agreement; (ii) internally to provide and improve the Services and to perform fraud screening, verify identities, and verify the information contained in Accounts; (iii) as required by Issuing Bank to meets its regulatory obligations; or (iv) as required by any Regulator with jurisdiction over Issuing Bank or the Parties.

b.
Aggregated Data. Subject to the restrictions in this Section 11(b), Marqeta may use Aggregated Data in accordance with Applicable Law. Aggregated Data shall be aggregated on a national or regional basis with data from Marqeta’s other clients and will not include any geographic information about Client. Marqeta (i) shall not sell any Aggregated Data to any Person, and (ii) shall ensure that neither Client’s identity nor the identity of any Client Affiliate, Client Personnel, Retail Partner, or any of the foregoing’s relationship to Aggregated Data, is discernible or inferable by any means (either from the data itself or the way it is presented). Marqeta shall never identify Client as the source of any Aggregated Data Marqeta uses pursuant to this Section 11(b),. If Client reasonably believes Marqeta has identified Client as the source of the Aggregated Data, Client shall provide Marqeta with notice of such belief, together with reasonable detail and, if applicable, documentation supporting such belief. If Marqeta identifies Client as the source of Aggregated Data, Marqeta must stop using Client Aggregated Data for any purpose.

c.
Security Standards. Marqeta shall implement security measures designed to (i) ensure the security, integrity and confidentiality of; (ii) protect against any anticipated threats or hazards to the security or integrity of; and (iii) protect against unauthorized access to or use of Cardholder Data and Transaction Data; all in accordance with Marqeta’s information security policy. In providing the Services, Marqeta will comply with all Applicable Laws and Card Brand Rules regarding debit card processing, customer privacy and payment account data security, including PCI standards.

d.
Unauthorized Application. The Parties acknowledge and agree that Marqeta shall be solely responsible for the unauthorized or fraudulent application for, access to or use of Cardholder Data or Transaction Data by any Entity, when such unauthorized or fraudulent activity is caused by the negligent acts or omissions, gross or willful misconduct of Marqeta or its Personnel.

e.
Notice of Security Breach. If Marqeta becomes aware of any unauthorized access to Cardholder Data or Transaction Data, Marqeta shall promptly report such incident to Client and describe in reasonable detail the circumstances surrounding such unauthorized access.

12.	CONFIDENTIAL INFORMATION.

a.
Defined. The Parties acknowledge that they may be furnished with, receive, or otherwise have access to Confidential Information of the other during the Term. “Confidential Information” means all information, in any form, furnished or made available directly or indirectly by one Party to the other before, on or after the Effective Date, which is marked confidential, proprietary or with a similar designation or, if unmarked, which the receiving Party should reasonably know is confidential and proprietary. Confidential Information shall include (i) a Party’s Trade Secrets; (ii) information concerning the operations, affairs and businesses of either Party, its customers and suppliers; (iii) Documentation and Developments, each of which shall be considered the Confidential Information of Marqeta; and (iv) that portion of any specifications, designs, documents, correspondence, software, data and other materials and Marqeta Properties containing Confidential Information as described herein and provided by either Party or its subcontractors to the other Party in connection with this Agreement. For purposes of this Agreement, Issuing Bank’s Confidential Information and Trade Secrets shall be deemed to be Marqeta’s Confidential Information and Trade Secrets.

b.	Obligations.

i.
The receiving Party shall exercise, at a minimum, the same degree of care to prevent unauthorized use or disclosure of the other Party’s Confidential Information as it normally takes to prevent the unauthorized use or disclosure of its own proprietary information of like kind, but in no event less than a commercially reasonable degree of care. The receiving Party shall refrain from using the Confidential Information except as necessary in performing its obligations under this Agreement, and shall limit use or disclosure to individuals needing to know the information to perform their obligations under this Agreement. Neither party shall reverse engineer, disassemble or decompile any prototypes, software or other tangible objects which embody the other party’s Confidential Information and which are provided to the Party hereunder. Neither Party shall disclose the negotiated pricing or terms of this Agreement to any third party, and any such disclosure shall be a material breach of this Agreement, except that, (i) if requested by Issuing Bank to meet its due diligence and regulatory requirements, Marqeta may disclose the requested Client Confidential Information and this Agreement to Issuing Bank, and (ii) a Party may disclose the fact that the other Party is a client and the commercial terms of this Agreement to potential investors and acquirers in connection with a bona fide financing or acquisition due diligence. In any event, each Party shall be liable for any breach of the obligations defined within this Agreement by its respective Personnel, external or internal auditors or independent contractors.

ii.
As requested by a Party during the Term or upon any termination of this Agreement, the other Party shall return or destroy, as the requesting Party may direct, all material in any medium that contains, the requesting Party’s Confidential Information and retain no copies (except those necessary to comply with regulatory requirements applicable to the retaining Party) or pursuant to their data retention policies. Any destruction pursuant to this Section 12(b)(ii) shall be certified in writing.

c.
Exclusions. The restrictions set forth in this Section 12 shall not apply to information which a Party can demonstrate in writing (i) was, at the time of disclosure to it, in the public domain; (ii) after disclosure to it, is published or otherwise becomes part of the public domain through no fault of the receiving Party; (iii) was in the legal possession of the receiving Party at the time of disclosure to it without a duty of confidentiality; (iv) was received after disclosure to it from a third party who had a lawful right to disclose such information to such Party without confidentiality restrictions; or (v) was independently developed by the receiving Party without reference to Confidential Information of the furnishing Party.

d.
Legally Required Disclosures. A Party shall not be considered to have breached its obligations by disclosing Confidential Information of the other Party if any Confidential Information is required to be disclosed by a Party under the terms of a valid and effective subpoena or order issued by a court of competent jurisdiction, or by a demand or information request from an executive or administrative agency or other governmental authority, provided that, the Party requested or required to disclose such Confidential Information shall, unless prohibited by the terms of a subpoena, order, or demand, (i) promptly notify the other Party of the existence, terms and circumstances surrounding such demand or request, (ii) consult with the other Party on the advisability of taking legally available steps to resist or narrow such demand or request, and, (iii) if disclosure of such Confidential Information is required, exercise its reasonable best efforts to narrow the scope of disclosure and obtain an order or other reliable assurance that confidential treatment will be accorded to such Confidential Information. To the extent the receiving Party is prohibited from notifying the other Party of a subpoena, order or demand, by the terms of same, the receiving Party shall exercise its reasonable efforts to narrow the scope of disclosure.

e.
Loss of Confidential Information. In the event of any unauthorized disclosure or loss of, or inability to account for, any Confidential Information of the furnishing Party, the receiving Party shall promptly, at its own expense: (i) notify the furnishing Party in writing, (ii) take reasonable steps to minimize the violation; and (iii) reasonably cooperate with the furnishing Party to minimize any damage resulting therefrom.

f.
No Implied Rights. Nothing contained in this Section 13 shall be construed as obligating a Party to disclose its Confidential Information to the other Party or as granting to or conferring on a Party, express or implied, any rights or license to the Confidential Information of the other Party.

g.
Prior Non-Disclosure Agreement. The terms of this Section 13 supplement but do not supersede the terms of any agreement of confidentiality previously entered into between the Parties; provided that any information required to be treated as confidential under such agreement shall be treated as Confidential Information under the terms of this Agreement; and further provided that in the event of a conflict between any provision of this Agreement and that of any agreement of confidentiality previously entered into between the Parties, the provision affording the greater protection to the Confidential Information shall prevail.

h.
Survival. The obligations regarding confidentiality and restriction of use by Marqeta of Client Data and Transaction Data shall survive the expiration or termination of this Agreement. Furthermore, as to all other Confidential Information, the obligations under this Section 13 shall survive the expiration or termination of this Agreement for a period of five (5) years; provided that the obligations under this Section 13 with respect to any item of Trade Secrets shall survive until such item is no longer a Trade Secret.

i.
Trade Secrets. Nothing herein shall be deemed to adversely affect or otherwise waive any rights or remedies available at law or equity that a furnishing Party may have for protection of its Trade Secrets.

13.	THIRD PARTY CLAIMS; INSURANCE.

a.
Marqeta Indemnification. Subject to Client’s compliance with Section 14(c) of these General Terms and Conditions, Marqeta agrees to defend, indemnify and hold harmless Client and its Affiliates, and their respective officers, directors, agents, and employees from and against any and all Damages as a result of a third party Claim arising out of or related to (i) Marqeta’s breach (or, as to defense obligations only, alleged breach) of this Agreement; (ii) Marqeta’s gross negligence, willful misconduct or fraudulent acts or omissions; (iii) Marqeta’s violation of any Applicable Law; or (iv) the infringement of the U.S. Intellectual Property Rights of any third party arising from the permitted use of the Marqeta System under this Agreement. Notwithstanding the foregoing, the indemnification obligations set forth in subsection (iii) of the previous sentence shall not apply to any Damages to the extent they arise from or relate to (1) the combination of the Marqeta System or the Marqeta Card with information, services, materials or products not supplied by Marqeta, (2) any modification of the Marqeta System or Marqeta Card which is not made by or on behalf of Marqeta, (3) any failure by Client to use any modified version of the Marqeta System or Marqeta Card which is provided by Marqeta in order to avoid a claim of infringement, or (4) any use of the Marqeta System or Cards other than as permitted hereunder.

b.
Client Indemnification. Subject to Marqeta’s compliance with Section 13(c) of these General Terms and Conditions, Client agrees to defend, indemnify and hold harmless Marqeta, Issuing Bank and each of their respective officers, directors, agents and employees from and against any and all Damages as a result of a third party Claim arising out of or related to (i) Client’s breach (or, as to defense obligations only, alleged breach) of this Agreement; (ii) the gross negligence, willful misconduct or fraudulent acts or omissions of Client or any Client Personnel or Retail Partner; (iii) the violation of any Applicable Law by Client or any Client Personnel or Retail Partner; (iv) a claim that the Client Materials infringe the Intellectual Property Rights of any third party; or (v) the business and services of Client or any Retail Partner to the extent such Claims and Damages are not otherwise indemnifiable by Marqeta pursuant to Section 13(a) of these General Terms and Conditions.

c.
Indemnification Procedure. The Party seeking indemnification, as the indemnitee, will provide the other Party, as the indemnitor, prompt written notice of any third party Claim for which indemnity is sought, although failure to provide prompt notice shall not relieve the indemnitor of its indemnification obligations unless such failure materially prejudices indemnitor in defending such Claim. If the indemnitor is so notified, the indemnitor will promptly engage experienced and competent counsel, and will have sole control of the defense and all negotiations for the compromise or settlement of such Claim, and will pay any Damages in respect of such Claim and reimburse the indemnitee for its reasonable expenses incurred in cooperation with and providing assistance to the indemnitor; provided, however, that the indemnitor may not settle any such Claim without the indemnitee’s consent if the proposed settlement would be in the indemnitee’s name or impose pecuniary or other liability or an admission of fault or guilt on the indemnitee or would require the indemnitee to be bound by an injunction of any kind. The indemnitee shall provide reasonable information and assistance in connection with such defense and settlement (at the indemnitor’s expense). Consent to any settlement will not be unreasonably withheld. Notwithstanding the foregoing, to the extent that such Claim is based on the infringement of a third party’s Intellectual Property Rights, the indemnitor will have the right, at its sole option and expense to procure for the indemnitee the right to continue using such materials, or to replace or modify them with non-infringing materials.

d.	INSURANCE.

i.
General. Each Party Servicer shall maintain, throughout the Term, an appropriate insurance policy, the limit of which shall be no less than [***] per occurrence or [***] aggregate, for each of the following categories:

1. a comprehensive general liability policy, including, but not limited to, contractual liability, bodily injury, death and/or property damage;
2. a comprehensive crime policy, including employee dishonesty/fidelity coverage, with respect to the work or operations done in connection with this Agreement;
3. a comprehensive errors and omissions policy; and
4. a workers’ compensation policy in at least the minimum amounts required by any applicable statute or regulation.

ii.
Insurance Requirements. Each policy required by this Section 13 shall be carried in the name of the Party. A copy of each policy and any certificates of insurance evidencing the existence of such policy shall be provided to the other Party promptly following such Party’s written or e-mail request. Each insurance policy must be written by insurance carriers that have an A.M. Best rating of “A” or better or are otherwise acceptable to the other Party and shall name the other Party and Issuing Bank as an additional insured. Each party shall promptly provide notice to the other Party in the event of any notice of nonrenewal or cancellation, lapse, termination or reduction in any insurance coverage required to be maintained pursuant to this Section 13(d)(ii).

e.	LIABILITY.
(a) General Intent. Subject to the specific provisions of this Section 14, it is the intent of the Parties that each Party shall be liable to the other Party for any actual direct damages incurred by such other Party as a result of the breaching Party’s failure to perform its obligations in this Agreement.
(b) Liability Restrictions.

i.
EXCEPT FOR A PARTY’S INDEMNIFICATION OBLIGATION UNDER SECTION 13(A) OF THESE GENERAL TERMS AND CONDITIONS AND FOR A PARTY’S GROSS NEGLIGENCE, WILFUL MISCONDUCT, OR FRAUD, IN NO EVENT, WHETHER IN CONTRACT OR TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE AND STRICT LIABILITY IN TORT), SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES (WHETHER SUCH LOSSES OR DAMAGES WERE FORESEEN, FORESEEABLE, KNOWN OR OTHERWISE).

ii.
Marqeta shall not be responsible to Client for any claims by Client or third parties arising from the failure of any third party software, hardware, communications devices, Internet services, e-mail systems or other systems or services which are not part of the Marqeta System.

iii.	Except for a party’s indemnification obligation under Section 13(a) of these General Terms and Conditions, a party’s gross negligence, wilful misconduct, or fraud, and a Party’s breach of a payment or funding deposit obligation under this Agreement, Party’s total cumulative liability to the other Party, whether in contract or in tort, for any and all breaches under this Agreement, including for purposes of calculating such cumulative liability, any payments made by a Party under the indemnification of a third party claim, as set forth in Section 13(a) of these General Terms and Conditions, shall not exceed the aggregate Fees earned by Marqeta hereunder during the twelve (12) months immediately preceding the date such claim arose (“Liability Cap”).
(c) Duty to Mitigate. Nothing in this Section 14 will be taken as any way reducing or affecting a general duty to mitigate loss suffered by a Party. Client will use reasonable efforts to enforce the terms and conditions in the agreement Client or any Affiliate of Client has with any Business Client or Cardholder in respect of the Account. Nothing contained in this Section 14(c) shall oblige the Client to issue any legal, arbitration or other dispute resolution proceedings against any Cardholder or any third party.

14.	DISPUTE RESOLUTION.
(a) Disputes. Any dispute between the Parties arising out of or relating to this Agreement, including with respect to the interpretation of any provision of this Agreement and with respect to the performance by either Party, shall be resolved as provided in this Section 15.
(b) Informal Dispute Resolution. If a dispute is not subject to Section 15(e) of these General Terms and Conditions, upon the written request of either Party setting forth the basis of the dispute in reasonable detail, each Party will appoint a designated representative having authority to resolve and settle such dispute. The designated representatives shall meet as often as the Parties reasonably deem appropriate to discuss the dispute and attempt to resolve the dispute without the necessity of arbitration pursuant to Section 15(c) of these General Terms and Conditions. If a Party requests that informal dispute resolution under this Section 15(b) be initiated, then formal proceedings under Section 15(c) of these General Terms and Conditions may not be commenced until the earlier of (i) the time when the Parties conclude in good faith that amicable resolution of the dispute does not appear likely or (ii) the expiration of sixty (60) days following the initial request by a Party to jointly resolve the dispute under this Section 15(b).
(c) Arbitration. If a dispute is not resolved pursuant to the informal dispute mechanism in Section 15(b) of these General Terms and Conditions, the dispute may be submitted by either Party to mandatory and binding arbitration, pursuant to the following conditions:

i.
Selection of Arbitrator. The Party making the demand for arbitration shall notify the American Arbitration Association (“AAA”) and the other Party in writing describing in reasonable detail the nature of the dispute and shall request that the AAA furnish a list of five (5) possible arbitrators who shall have substantial experience in the area of information technology and card processing and shall otherwise be qualified to competently address the issues presented. Each Party shall have fifteen (15) days to reject two (2) of the proposed arbitrators. If only one (1) individual has not been so rejected, he or she shall serve as arbitrator. If two (2) or more individuals have not been so rejected, then the Parties shall promptly mutually select the arbitrator from the remaining pool of possible arbitrators; provided, however, that if the Parties are unable to agree on such selection within ten (10) days after notification by the AAA of the need to make such selection, then the AAA shall select the arbitrator from the remaining pool of possible arbitrators.

ii.	Conduct of Arbitration. The arbitration shall be conducted in accordance with the rules for commercial arbitration of the AAA.

iii.	Place of Arbitration Hearings. Unless otherwise agreed to by the Parties, arbitration hearings shall be held in San Francisco Bay area.

iv.
Costs and Expenses. Unless the arbitrator rules otherwise, the Parties shall jointly and equally pay the expenses of the arbitrator and administrative costs assessed by the AAA, as well as their own expenses incurred during the dispute resolution process.

(d) Confidentiality. The Parties agree that the existence of a dispute, any efforts or proceedings to resolve a dispute, whether informal or pursuant to arbitration, and any rulings or decisions issued by the arbitrator pursuant to Section 15(c), of these General Terms and Conditions shall be held in confidence, shall be treated as compromise and settlement negotiations under applicable evidence rules, and shall be governed as Confidential Information by the terms and conditions of Section 12 of these General Terms and Conditions.
(e) Equitable Relief. The Parties agree that the only circumstance in which disputes between them shall not be subject to the provisions of Sections 15(b) and/or 15(c) of these General Terms and Conditions is as set forth in Section 15(f) of these General Terms and Conditions, and when a Party makes a good faith determination that a material breach or threatened breach of the terms of this Agreement by the other Party is such that injunctive or other equitable relief is the only appropriate and adequate remedy. Accordingly, in addition to other remedies available to it, the affected Party will be entitled to seek injunctive or other equitable relief to remedy any threatened or actual breach of any portion of this Agreement.
(f) No Limitation. This Section 15 shall not be construed to prevent a Party from instituting, and a Party is authorized to institute, formal court proceedings, earlier (i) to avoid the expiration of any applicable limitations period, or (ii) to preserve a superior position with respect to other creditors.

15.	OTHER PROVISIONS
(a) Binding Agreement and Assignment. This Agreement shall be binding on the Parties and their respective successors and permitted assigns. Neither Party may transfer or assign (by merger or operation of law or otherwise) this Agreement or its obligations under this Agreement, in whole or in part, without the prior written consent of the other Party (which consent will not be unreasonably withheld); provided, however, that either Party may transfer or assign this Agreement in whole (but not in part) without such consent to any Affiliate of such Party. Notwithstanding the foregoing, Marqeta shall have the right to grant a security interest in any accounts receivable to which it becomes entitled under this Agreement.
(b) Force Majeure.

i.
No Party shall be liable for any default or delay in the performance of its obligations under this Agreement (other than a payment default) if such default or delay is caused, directly or indirectly, by fire, flood, earthquake, elements of nature or acts of God or any other cause beyond the reasonable control of such Party (a “Force Majeure Event”) (provided the non-performing Party is without material fault in causing such default or delay), provided the parties shall at all times take all reasonable steps within their power to prevent Force Majeure Events affecting the performance of their obligations herein, and to mitigate the effect of any Force Majeure Event

ii.
The non-performing Party shall be excused from performance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use its commercially reasonable efforts to recommence performance. Any Party so delayed in its performance shall immediately notify the Party to whom performance is due by telephone (to be confirmed in writing within two (2) Business Days of the inception of such delay) and describe in reasonable detail the circumstances surrounding such delay.

iii.	If Marqeta’s performance of the Services necessary for the conduct of those business functions of Client reasonably identified by Client as critical is excused under this Section 16(b) for more than thirty (30) consecutive days, then at Client’s option, Client may elect, by a written notice, to immediately terminate this Agreement without liability to Marqeta.
(c) Amendments. No change, waiver or discharge relating to the terms of this Agreement, including the Schedules, shall be valid unless in writing and signed by an authorized representative of each Party.

(d) Governing Law. This Agreement and the rights and obligations of the Parties under this Agreement will be governed by and construed in accordance with the laws of the State of California, without giving effect to the principles thereof relating to the conflicts of laws.
(e) Entire Agreement; Waiver. The first page of this Agreement and these General Terms and Conditions, together with the other Schedules attached hereto, represent the entire agreement of the Parties, and any and all prior written or oral communications, agreements, understandings and representations are merged herein and superseded hereby. Further, the failure of either Party to insist on performance of any provision of this Agreement shall not be construed as a waiver of that provision or any other provision at any time.
(f) Severability. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law. The remainder of this Agreement shall remain in full force and effect.
(g) Public Disclosures. Marqeta may issue public statements, including without limitation any reference to Client within Marqeta’s website, portfolio, and/or speaking engagement, disclosing the existence of this Agreement or the performance of Services upon Client’s prior written approval.
(h) Non-Solicitation. Each Party agrees that during the Term it will not seek out or induce any person (by offering employment or otherwise) who is an employee of the other Party to terminate their employment. Notwithstanding the foregoing, it shall not be deemed a violation of this Section 16(h) for either Party to (1) solicit or hire an employee of the other Party, if the initial solicitation to which an employee responds is a general advertisement that is not specifically targeted to the other Party’s employees, such as a newspaper or web site job listing or (2) hire an employee of the other Party if the employee contacts the hiring Party on his or her own initiative, was in discussion with the hiring Party regarding possible employment prior to the signing of this Agreement, or is referred to the hiring Party by search firms, employment agencies, or other similar entities provided that such entities have not been specifically instructed by the hiring Party to target the other Party or its employees.
(i) Rights of Third Parties. This Agreement is entered into solely between, and may be enforced only by, Client and Marqeta. This Agreement shall not be deemed to create any rights in third parties [***], including suppliers, customers, clients or Affiliates of a Party or to create any obligations of a Party to any such third party, which, by virtue of any Applicable Law, might otherwise be enforceable by a third party against either Party to this Agreement.
(j) Cumulative Remedies. Except as otherwise expressly provided, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either Party at law, in equity or otherwise.
(k) Limitation of Actions. No action, regardless of form, arising out of any claimed breach of this Agreement or the Services provided hereunder, may be brought by either Party more than one (1) year after the cause of action has accrued.
(l) Counterparts. This Agreement may be executed in counterparts, which execution may be by facsimile or electronic e-mail attachments, each of which will be an original, but all of which will constitute one, and the same, document.
(m) Relationship of the Parties. Nothing in this Agreement is intended to, or will, create a partnership or joint venture between Client and Marqeta. Except as expressly set forth herein, no Party has any authority hereunder to bind or commit the other Party. In the performance of their respective duties or obligations under this Agreement, no Party will be deemed to be the agent of the other Party.
(n) Director, Officer and Shareholder Liability. No shareholder or director, officer, employee, agent or other representatives of either Party or any of its Affiliates (or its or their respective successors and assigns) has any liability, personal or otherwise, whatsoever to the other Party or any of its Affiliates (or its or their respective successors and assigns) under this Agreement or any other document delivered in connection with the transactions contemplated hereby or thereby.

(o) Drafting. Each Party acknowledges that its legal counsel participated in the drafting of this Agreement. The Parties hereby agree that the rule of construction that ambiguities are to be resolved against the drafting Party is not applicable and will not be employed in the interpretation of this Agreement to favor one Party over the other.

SCHEDULE C
DEFINITIONS
DEFINED TERMS. Certain capitalized terms used in this Agreement shall have the meanings set forth as follows:
“Account” means a unique representation of the data and current financial status of a customer account relationship for a Card account under the Card Program, which account is serviced by Marqeta pursuant to this Agreement.
“Affiliate” means, with respect to any Party, any Entity Controlling, Controlled by, or under common Control with such Party.
“Aggregated Data” means de-identified Client Data and usage information collected by Marqeta resulting from Client’s or Client’s Personnel use of the Services that is combined with de-identified data of a similar nature obtained from Marqeta’s other clients.
“Agreement” has the meaning given on the first page of the Master Services Agreement.
“API” means (a) a set of programming instructions and standards for accessing a web-based software application or web tool through which Client is able to access certain information regarding and manage certain aspects of the Card Program, and other uses as mutually agreed upon in writing by the Parties, and (b) any updates to the APIs under the foregoing subsections (a).
“Applicable Law” means laws, regulations, statutes, codes, rules, orders, licenses, certifications, decrees, standards or written interpretations imposed by any governmental authority (which includes any political subdivision, whether national, federal, state or local government, or governmental or regulatory body, agency, authority or instrumentality, or any court or arbitrator (public or private), including any Regulator, that, in each case, has or has asserted jurisdiction over the Entity, Issuing Bank or matter in question) that apply to or relate in any way to this Agreement.
“Business Day” means Monday through Friday, excluding days on which banks are not open for business in the United States of America.
“Card” means a virtual card, or magnetic stripe or chip-based plastic card issued to a Cardholder in the Card Program that accesses the Cardholder’s balance and other information maintained in the database for such Cardholder and which may be used by such Cardholder to purchase goods and services and/or qualify for discounts, rewards or other privileges as may be further described in these General Terms and Conditions.
“Card Brand” means any payment network(s) through which Card transactions may be authorized and settled.
“Card Brand Rules” means all rules, regulations and by-laws of the Card Brand, including, if applicable, the Payment Card Industry Data Security Standards or “PCI.”
“Card Program” shall mean a system of services provided by Marqeta pursuant to the terms of this Agreement under which Cardholders utilize a Card. The features and functionalities generally available for inclusion in the Card Program are described on the Developer Site, as modified from time to time by Marqeta during the Term.
“Cardholder” means Client or Client’s authorized users of Cards.
“Claim” means an action, allegation, cause of action, cease and desist letter, claim, demand, lawsuit or other litigation or proceeding, or notice.
“Client” has the meaning given on the first page of this Agreement.

1

“Client Data” shall have the meaning ascribed to “Cardholder Data” in the Payment Card Industry (PCI) Data Security Standard Glossary.
“Client Legal Requirements” has the meaning given in Section 3(a) of the General Terms and Conditions.
“Client Materials” means any material provided to Marqeta by or on behalf of Client in connection with this Agreement, including (a) Client Marks and (b) marketing, service description and promotional materials of Client.
“Client Personnel” means Affiliates, employees, officers, directors, agents, representatives and subcontractors of Client.
“Client System” means all systems, processes, procedures, models, algorithms, equipment and software controlled and data generated by Client and used by Client to obtain the Services. The Client System shall not include (i) any systems, processes, procedures, equipment, software or services provided by third parties with whom Client has a direct contractual relationship as of the Effective Date, and (ii) any communications, networks or devices, including, the Internet and any virtual private networks or e-mail systems, that are not within the control of Client.
“Confidential Information” has the meaning given in Section 12 of the General Terms and Conditions.
“Control” and its derivatives mean with regard to any Entity (a) the legal, beneficial or equitable ownership, directly or indirectly, of more than fifty percent (50%) of the capital stock (or other ownership interest, if not a corporation) of such Entity ordinarily having voting rights or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Entity, by contract or otherwise.
“Custodial Account” means a pooled deposit account established by Issuing Bank for purposes of receiving reserve funds from the Client Bank Account in accordance with Section 8 (a)(vi) of the General Terms and Conditions.
“Damages” means any assessment, fine, bona fide settlement, cost, damage (including consequential, indirect, special, incidental or punitive damages), expense (including reasonable attorneys’ and accountants’ fees, expenses and costs), judgment, liability, loss, or penalty, incurred in connection with a Claim.
“Developer Site” means the web site located at the “API” tab at https://marqeta.com/, or such successor site or sites as established by Marqeta.
“Developments” has the meaning given in Section 7(c) of the General Terms and Conditions.
“Documentation” means the user manuals and information bulletins, regardless of media or form, including the information available at the Developer Site, which describe the functions, features and operations of the Services as modified by Marqeta from time to time during the Term.
“Effective Date” has the meaning given on the first page of this Agreement.
“Entity” means an individual, a partnership, a corporation, a firm, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization, an estate, a labor union or other legal entity.
“Fees” means the sum of the Marqeta fees and charges (including any revenue sharing) incurred by Client for the Services pursuant to the terms and conditions of this Agreement as set forth in Schedule F.
“Go Live Date” means the earlier of the date that (i) Client has been provided access by Marqeta to Marqeta’s production APIs (as described in the Implementation Plan) and the ability to create live production Accounts through Marqeta’s API; or (ii) is six (6) months following the Effective Date.
“Implementation Plan” has the meaning given in Section 2 of the Program Terms.
“Implementation Services” has the meaning given in Section 2 of the Program Terms.

2

“Include”, “includes” and “including”, whether or not capitalized mean “include without limitation”, “includes without limitation”, and “including without limitation.”
“Initial Term” has the meaning given in Section 3(a) of the Program Terms.
“Instructions” means all information, data, manuals and instructions provided by Client to Marqeta.
“Intellectual Property Rights” means the rights related to patents, trademarks, rights of publicity, copyrights, related pending registrations, inventions, processes, Trade Secrets or other proprietary rights throughout the world.
“Issuing Bank” means any financial institution, including a replacement Issuing Bank, with which Marqeta has a written agreement for the issuance of Cards that is duly qualified to issue Cards on a Card Brand.
“JIT” means Marqeta’s proprietary technology and systems that enables Client to authorize or decline Card transactions via Marqeta’s API based on Client’s records.
“Marks” means an Entity’s name, trademarks, service marks and logo.
“Marqeta” has the meaning given on the first page of this Agreement.
“Marqeta Legal Requirements” has the meaning given in Section 1(c) of the General Terms and Conditions.
“Marqeta Materials” means any material provided to Client by or on behalf of Marqeta, or in connection with this Agreement, including (a) Marqeta Marks, (b) Card Brand Marks, (c) Issuing Bank Marks, and (d) marketing, service description and promotional materials of Marqeta.
“Marqeta Personnel” means Affiliates, employees, officers, directors, agents, representatives and subcontractors of Marqeta.
“Marqeta Property” has the meaning given in Section 6(a) of the General Terms and Conditions.
“Marqeta System” means all systems, processes, procedures, models, algorithms, equipment and software controlled and data generated by Marqeta and used by Marqeta, including Marqeta’s APIs, to provide the Services. The Marqeta System shall not include (i) any systems, processes, procedures, equipment, software or services provided by Client or any third parties with whom Client has a direct contractual relationship as of the Effective Date, or (ii) any communications, networks or devices, including the Internet and any virtual private networks or e-mail systems, that are not within the control of Marqeta or any Marqeta Personnel.
“[***]” is defined in Schedule F.
“New Additional Service” has the meaning given in Section 1(a)(ii) of the Program Terms.
“Parties” means Client and Marqeta
“Party” means either Client or Marqeta.
“Personnel” means Affiliates, employees, officers, directors, agents, representatives and subcontractors of the applicable Party.
“Processing Services” means Marqeta’s proprietary open and closed loop Account creation, maintenance, transition and closure services; Account load, payment transaction authorization and processing (including purchase and other transaction tracking and accounting), and related services such as reconciliation, statement preparation, settlement facilitation, Marqeta API access, spend control features and real-time and just-in-time funding configurations and functionality , event notifications, and data access services; loyalty and reward and merchant specific account functionality services; and related services such as reporting and merchant onboarding all as more fully set forth on Schedule F, as updated to from time to time by Marqeta.
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“Program Management Services” means services consisting of the overall management of the Card Program, including managing the relationship with the Issuing Bank and Card Brand, obtaining Issuing Bank approvals, providing information required by Issuing Bank in connection with the Card Program, creation of Cardholder agreements, which shall be subject to Client review and approval, coordinating the activities of the parties, providing services in connection with the Card Program and Card Program monitoring and training, all as more fully set forth on Schedule F, as updated from time to time by Marqeta.
“Regulator” means a governmental authority that is charged with monitoring, regulating and/or overseeing the business practices of the respective Parties or Issuing Bank, including Federal Financial Institutions Examination Council, the Board of Governors of the Federal Reserve System (FRB), the Federal Deposit Insurance Corporation (FDIC), the National Credit Union Administration (NCUA), the Office of the Comptroller of the Currency (OCC), the Consumer Financial Protection Bureau (CFPB), and the Financial Crimes Enforcement Network (FinCEN), state banking commissions, or any successor bodies that regulate financial institutions and financial service providers.
“Renewal Term” has the meaning given in Section 3(a) of the Program Terms.
“Retail Partner” means a retailer, if any, who makes incentives, rewards, goods or services available in connection with the Card Program through a separate agreement with Client, as contemplated by the Implementation Plan or otherwise agreed by the Parties.
“Services” means the services, functions and responsibilities consisting of Processing Services, Program Management Services and New Additional Services.
“Servicing Year” means a twelve (12) month period commencing on the Go Live Date. Each Servicing Year is identified in this Agreement by a numerical suffix corresponding to the order in which such Servicing Year will occur during the Term (e.g., the first Servicing Year of the Term is referred to as “Servicing Year 1,” the second Servicing Year of the Term is referred to as “Servicing Year 2,” etc.).
“Standard of Care” has the meaning given in Section 10(a) of the General Terms and Conditions.
“Term” means has the meaning given in Section 1(a) of the Program Terms.
“Trade Secret” means any proprietary information of a Party, including technical or non-technical data, formulas, patterns, compilations, computer programs and software, devices, drawings, processes, methods, techniques, data, lists of actual or potential customers and suppliers and other business information which (a) such Party derives economic value, actual or potential, from not being generally known to or readily ascertainable by other persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts by the disclosing Party or its Affiliates that are reasonable under the circumstances to maintain its secrecy.
“Transaction Data” means any data, exclusive of Client Data, used in or generated by the provision of Services.
“Transition” means Services delivered by Marqeta consisting of (a) the transfer of data relating to Accounts from Marqeta to Client or Client’s designee and (b) the migration of the processing, card servicing, program management and related operations performed by Marqeta to Client or Client’s designee.
“Update” means any enhancement, revision, update, upgrade, improvement, modification, correction or new release of any portion of the Services made by Marqeta in connection with the Services.
Other terms used in this Agreement and defined in the context in which they are used shall have the meaning there indicated.

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SCHEDULE D
FEES - PROGRAM SETUP & PROCESSING SERVICES
The following services and fees are integral to the delivery of the Services and are a material component of the Agreement.
Program Setup

Item	Description	Unit	Fee
[***]	[***]	[***]	[***]
Processing Services Fees

Item	Description	Unit	Fee
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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Processing Services Fees (continued)

Item	Description	Unit	Fee
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***] System Access Fee

Item	Description	Unit	Fee
[***]	[***]	[***]	[***]
Revenue Sharing:
[***] Interchange [***] Fee
Marqeta will share with Client a portion of the Net Interchange it receives from the Issuing Bank related to settled [***] transactions from the Client Program and the provision of the Services (“[***] Interchange [***] Fee”), as per the table below. For the purposes of the [***] Interchange [***] Fee, “Net Interchange” shall mean [***].

Item	[***] Transaction Volume	% of Net Interchange Shared with Client
[***]	[***]	[***]

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SCHEDULE E
PERFORMANCE STANDARDS

(a)	Regular Business Hours. Marqeta’s regular business hours are from 8:30am to 5:30pm Pacific Time, Monday through Friday, excluding federal bank holidays.

(b)	“Measurement Period” means [***].

(c)
Uptime Requirements. The online request availability Performance Standard is measured by the time when the Marqeta platform is available to support API calls from Client, send JIT authorization requests to Client, receive JIT authorization responses from Client, and receive authorization requests from the Card Brands. The requirement will be [***] or greater in any given [***].

(d)
Response Requirements. The API Response Time Performance Standard is measured by the time that it takes for the Marqeta platform to respond to API calls from Client. The requirement for this “Service Level” is a maximum response time of [***] or less for at least [***] of all requests during any given [***]. Marqeta will provide Client a minimum of [***] to respond to JIT requests.

(e)
Planned Outages. At least [***] in advance, Marqeta will notify Client of scheduled downtime for maintenance or upgrades (time where the Marqeta System is not available to Client) (“Scheduled Maintenance”). Scheduled Maintenance will not exceed more than [***].

(f)
Service Level Reporting. Client will notify Marqeta of any non-compliance with the Service Levels as soon as reasonably possible. If Marqeta becomes aware that a Service Level has been missed, then Marqeta will notify Client and provide information about the problem.

(g)
Service Level Credits. For any Measurement Period in which Marqeta does not meet a Service Level that constitutes a [***], Marqeta will pay Client the following amount, as applicable (each a “Service Level Credit”):

a.	For the first failure to meet a Service Level in a Measurement Period that results in a Severity Level [***] incident, Marqeta will pay Client [***].

b.	For the second failure to meet a Service Level in a Measurement Period that results in a Severity Level [***] incident, Marqeta will pay Client [***].

c.	For the third (or more) failures to meet a Service Level in a Measurement Period that results in a Severity Level [***] incident, Marqeta will pay Client [***].
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(h)
Without limiting the foregoing, Marqeta will respond to Client’s requests for support on issues relating to the Services in accordance with the table below (which are described in further detail below). The severity level assigned to issues will be determined in good faith by Client.

(i)	Severity Level Descriptions.

d.	Severity Level 0 - [***].

e.	Severity Level 1 - [***].

f.	Severity Level 2 - [***].

g.	Severity Level 3 - [***].

(j)	Resolution. Technical support issues meeting the severity level descriptions set forth above will be addressed as set forth below:

h.
Severity Level 0 - Marqeta resources will initially respond within [***] of discovery by Marqeta or notice from Client of the issue, and will [***], to resolve all Severity Level 0 incidents until the issue has a temporary repair/workaround in place. A permanent repair will be performed during working hours. Upon request by Marqeta, Client will use reasonable efforts to make a designated contact available [***] to assist Marqeta resources in the investigation of the issue.

i.
Severity Level 1 - Marqeta resources will initially respond [***] of discovery by Marqeta or of notice from Client of the issue, and work [***] to resolve all Severity Level 1 incidents until the issue has a temporary repair/workaround in place. A permanent repair will be performed during working hours.

j.
Severity Level 2 - Marqeta resources will initially respond within [***] of notice from Client of the issue, and will work during working hours until a temporary repair is in place and then work to provide a permanent repair.

k.
Severity Level 3 - Marqeta resources initially respond within [***] of notice from Client of the issue, and will work during working hours to resolve Severity Level 3 incidents in order of their priority.

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AMENDMENT NO. 1 TO MASTER SERVICES AGREEMENT
This Amendment No. 1 to Master Services Agreement (“Amendment”) is entered into this 1st day of September, 2016 (the “Amendment Effective Date”) by and between Square, Inc., a Delaware corporation, whose principal address is 1455 Market Street Suite 600, San Francisco, CA 94103 (“Client”), and Marqeta, Inc., a Delaware corporation, whose principal address is 6201-B Doyle Street, Emeryville, CA 94608 (hereinafter “Marqeta”), and amends that certain Master Services Agreement between Client and Marqeta dated April 19, 2016 (the “Original Agreement”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.
WHEREAS, Client and Marqeta desire to amend the Original Agreement on the terms set forth in this Amendment.
NOW, THEREFORE, in consideration of the mutual obligations in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:
1. Section 1(b) of Schedule A to the Original Agreement shall be deleted in its entirety and replaced with the following:
“(b) Instructions and Client Provided Information. In performing its obligations and responsibilities under this Agreement, Marqeta shall be entitled to rely upon, without additional inquiry, Client Data, Consumer Cardholder Data, Transaction Data, Consumer Transaction Data and Instructions, as provided by Client to Marqeta; provided, however, that to the extent that Marqeta in good faith reasonably believes that any Instruction is contrary to the provisions of this Agreement, Applicable Law, Card Brand Rules, or requirements of the Issuing Bank, Marqeta shall promptly provide notice to Client setting forth in reasonable detail the reason for its belief, after which point the Parties agree to work together in good faith to resolve any issues resulting from such Instruction.”
2. Section 2 of Schedule B to the Original Agreement shall be amended to include new Sections 2(k), 2(l), 2(m) and 2(n) as follows:
“(k) Consumer Cardholder Interface; Consumer Cardholder Agreement. Client shall be solely responsible for providing any required web and/or mobile interface to enable potential and actual Consumer Cardholders, as applicable, to provide appropriate permissions in connection with and obtaining Cards, receive disclosures and other information required by Applicable Law, Issuing Bank and the Cardholder Agreement, and manage their Accounts. Client shall not alter the consumer information that it receives from such Consumer Cardholders that Client provides to Marqeta. Client shall be able to track Consumer Cardholder’s acceptance of Card terms and conditions, Issuing Bank’s privacy policy and “opt-in” acceptance and withdrawals utilizing such interface, maintain and retrieve records of the forgoing, each on an individual Consumer Cardholder basis. Client shall require that Consumers provide and Client shall provide to Marqeta with the information Client receives from Consumer Cardholders, and any updates Client receives thereto, necessary for Issuing Bank to provide Consumer Cardholder Accounts with FDIC pass through insurance up to the limits provide for under Applicable Law. Promptly following Marqeta’s reasonable written or e-mail request, Client shall provide Marqeta, in a mutually agreeable format, with the contact information for each Consumer Cardholder, as such contact information is updated by the Consumer Cardholder from time to time; and agrees that Marqeta (on Issuing Bank’s behalf) or Issuing Bank may, to meet Issuing Bank’s regulatory requirements, communicate directly with Consumer Cardholders. Client shall comply with the terms and conditions in the Cardholder Agreement applicable to Client for Cards issued to Consumer Cardholders.
(l) Customer Support and Communications. Client shall be solely responsible for providing, either directly or via a third party service provider approved by Issuing Bank, customer support for Consumer Cardholders and customer notifications in compliance with Issuing Bank’s requirements provided to Client. All such services shall be provided in a manner and only with content, including customer service scripts, approved by Issuing Bank. Client shall promptly inform Marqeta of all material complaints Client or its customer service representatives or providers receive from Consumer Cardholders in connection with the Program.

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(m) KYC. [***].
(n) Account Balance System of Record. Client shall (i) maintain the system of record for funds balances on the Accounts, including funds availability for transactions, and (ii) in response to receiving a Card transaction request from Marqeta via the Marqeta System, approve or decline the transaction; provided that Client shall not approve any Card transaction or partial transaction for more than the available balance.”
3. Section 11(a) of Schedule B to the Original Agreement shall be deleted in its entirety and replaced with the following:
“(a) Client Data and Cardholder Data.
(i) Client Data. As between Client and Marqeta, Client Data and Transaction Data shall be owned by Client and Issuing Bank. Subject to Section 11(b) of these General Terms and Conditions, Marqeta may not use any Client Data or Transaction Data for any purpose except (i) to the extent such Client Data or Transaction Data is necessary for Marqeta to perform its obligations under this Agreement; (ii) internally to provide and improve the Services and to perform fraud screening, verify identities, and verify the information contained in Accounts; (iii) as required by Issuing Bank to meets its regulatory obligations; or (iv) as required by any Regulator with jurisdiction over Issuing Bank or the Parties.
(ii) Consumer Cardholder Data, Consumer Card Data and Personal Data.
(A) As between Client and Marqeta, (i) Consumer Cardholder Data collected directly from Consumer Cardholders by Client in connection with obtaining and managing Cards shall be owned by Client and Issuing Bank; and Consumer Transaction Data shall be owned by Issuing Bank. Notwithstanding the foregoing, to the extent permissible by Applicable Law, an appropriate “opt-in” notice agreed to by Consumer Cardholders permitting Issuing Bank to provide Client with Consumer Transaction Data related to transactions from the use of Cards, Marqeta will make all such Transaction Data available to Client. Client may use such Consumer Cardholder Data and Consumer Transaction Data as permitted by Applicable Law, Issuing Bank’s privacy policy then in effect, such notice, and Consumer Cardholder’s right to rescind the permissions provided in such notice.
(B) The Parties acknowledge that, as between the Parties, all Consumer Card Data is owned by Issuing Bank.
(C) The Parties acknowledge and agree that Personal Data is subject to Applicable Law related to the use of nonpublic personal information, including the Gramm-Leach-Bliley Act and associated regulations. Marqeta and Client each agree to protect all Personal Data each Party receives or processes in relation to this Agreement in accordance with all Applicable Laws (including the Gramm-Leach-Bliley Act and associated regulations and state privacy laws), including but not limited to: (i) restricting employee and agent/subcontractor access to Personal Data, (ii) not disclosing Personal Data to any third Entity (except to Issuing Bank in the case of disclosure by Marqeta) without the other Party’s written permission, (iii) only disclosing Personal Data to the other Party to the extent necessary to perform the terms of this Agreement, (iv) applying appropriate security measures to protect Personal Data, and (v) deleting any Personal Data in its possession or control at the expiration or termination of this Agreement unless the other Party has received the same information independent of this Agreement or otherwise agreed between the Parties, and subject to the Parties’ data retention policies and Issuing Bank requirements. In the event of any unauthorized, unlawful, and/or unintended processing, access, disclosure, exposure, alteration, loss, or destruction of Personal Data by a Party, such Party will immediately notify the other Party and will investigate and remediate such incident and provide appropriate response and redress to the Persons effected and will inform the other Party of such actions.
(iii) Marqeta and Issuing Bank’s Independent Use of Data. Marqeta agrees that it will only use Personal Data, Cardholder Data and Transaction Data derived hereunder solely (A) in connection with (i) the provision of the Services, (ii) the performance of this Agreement, (iii) internal analyses and (iv) protecting

6

against actual or suspected fraud, unauthorized transactions claims or liability, and (B) otherwise to comply with Issuing Bank’s privacy policy, applicable law, and official state or federal inquiries. For the avoidance of doubt, Marqeta shall not use Personal Data, Cardholder Data nor Transaction Data to market its own products to Cardholders, nor for any other purpose not otherwise detailing in this Section 11(a)(iii). Marqeta shall, prior to launch, secure Issuing Bank’s written agreement to substantially comply with this Section 11(a)(iii) and share such written agreement with Client.”
4. Sections 11(c), 11 (d) and 11(e) of Schedule B to the Original Agreement shall be deleted in their entirety and replaced as follows:
“(c) Security Standards. Marqeta shall implement security measures designed to (i) ensure the security, integrity and confidentiality of; (ii) protect against any anticipated threats or hazards to the security or integrity of; and (iii) protect against unauthorized access to or use of Client Data, Consumer Cardholder Data, Transaction Data and Consumer Transaction Data; all in accordance with Marqeta’s information security policy. In providing the Services, Marqeta will comply with all Applicable Laws and Card Brand Rules regarding debit card processing, customer privacy and payment account data security, including PCI standards.
(d) Unauthorized Application. The Parties acknowledge and agree that Marqeta shall be solely responsible for the unauthorized or fraudulent application for, access to or use of Client Data, Consumer Cardholder Data, Transaction Data or Consumer Transaction Data by any Entity, when such unauthorized or fraudulent activity is caused by the negligent acts or omissions, gross or willful misconduct of Marqeta or its Personnel.
(e) Notice of Security Breach. If Marqeta becomes aware of any unauthorized access to Client Data, Consumer Cardholder Data, Transaction Data or Consumer Transaction Data, Marqeta shall promptly report such incident to Client and describe in reasonable detail the circumstances surrounding such unauthorized access.”
5. The following definitions in Schedule C to the Original Agreement shall be deleted in their entirety and replaced as follows:
““Cardholder” means Client or Client’s authorized users of Cards, or an Entity that is a natural person, or such person’s authorized users of Cards.
“Transaction Data” means any data, exclusive of Client Data, used in or generated by the provision of Services in connection with Cards issued to Client.”
6. Schedule C to the Original Agreement shall be amended to add the following definitions:
““Card Data” means the Card or Account numbers or identifiers.
“Cardholder Data” means all data and information, including Personal Data, related to each Consumer Cardholder.
“Consumer Cardholder” means a Cardholder that is a natural person, or such person’s authorized users of Cards.
“Consumer Transaction Data” means any data, exclusive of Cardholder Data, used in or generated by the provision of Services in connection with Cards issued to Consumer Cardholders.
“Personal Data” means any information that can be used directly or indirectly, alone or in combination with other information, to identify an individual.”

7

7. The table setting for the [***] Interchange [***] Fee percentage in the Revenue Sharing section of Schedule D to the Original Agreement shall be deleted in its entirety and replaced as follows:

Item	[***] Transaction Volume	% of Interchange Shared with Client
[***]	[***]	[***]
[***]	[***]	[***]
8. [***].
9. This Amendment and the Original Agreement set forth the parties’ entire agreement with respect to the subject matter thereof. Except as expressly modified hereby, the Original Agreement remains unmodified and each party’s rights and obligations thereunder remain in full force and effect. In the event of a conflict between any term or condition set forth in this Amendment and the Original Agreement, the terms and conditions of this Amendment shall govern and prevail. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. Execution and delivery of this Amendment by exchange of facsimile copies bearing the facsimile signature of a party hereto or electronic email attachments bearing the facsimile or electronic signature of a party hereto shall constitute a valid and binding execution and delivery of this Amendment by such party in the same manner as an ink-signed original.

8

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

SQUARE, INC.		MARQETA, INC.

By:	/s/ Brian Grassadonia	By:	/s/ Omri Dahan
Name:	Brian Grassadonia	Name:	Omri Dahan
Title:	Square Cash Lead	Title:	Chief Revenue Officer
Date:	September 1, 2016	Date:	September 1, 2016

SQUARE LEGAL APPROVAL

By:	/s/ Crissy Solh
Name:	Crissy Solh
Title:	Product Counsel
Date:	September 1, 2016

9

AMENDMENT NO. 2 TO MASTER SERVICES AGREEMENT
This Amendment No. 2 to Master Services Agreement (“Amendment”) is entered into this 18th day of October, 2016 (the “Amendment Effective Date”) by and between Square, Inc., a Delaware corporation, whose principal address is 1455 Market Street Suite 600, San Francisco, CA 94103 (“Client”), and Marqeta, Inc., a Delaware corporation, whose principal address is 6201-B Doyle Street, Emeryville, CA 94608 (hereinafter “Marqeta”), and amends that certain Master Services Agreement between Client and Marqeta dated April 19, 2016 (the “Original Agreement”) as amended by the Amendment No. 1 to Master Services Agreement between Client and Marqeta dated September 1, 2016 (“Amendment No. 1” and collectively with the Original Agreement, the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.
WHEREAS, Client and Marqeta desire to further amend the Agreement on the terms set forth in this Amendment.
NOW, THEREFORE, in consideration of the mutual obligations in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:
SCHEDULE F Section 2 of Schedule B to the Agreement shall be amended to include new Sections 2(o) as follows:
“(o) Cards Added to Digital Wallet. Client will (i) provide Marqeta and Issuing Bank with notice promptly upon the expiration or termination of any agreement or terms with a digital wallet provider for the provisioning of Cards into a digital wallet (“Digital Wallet Agreement”) and (2) remain in full compliance with the terms and conditions of any Digital Wallet Agreement at all times that Cards are provisioned into the Digital Wallet under this Agreement”
SCHEDULE G This Amendment and the Agreement set forth the parties’ entire agreement with respect to the subject matter thereof. Except as expressly modified hereby, the Agreement remains unmodified and each party’s rights and obligations thereunder remain in full force and effect. In the event of a conflict between any term or condition set forth in this Amendment or the Agreement the terms and conditions of this Amendment shall govern and prevail. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. Execution and delivery of this Amendment by exchange of facsimile copies bearing the facsimile signature of a party hereto or electronic email attachments bearing the facsimile or electronic signature of a party hereto shall constitute a valid and binding execution and delivery of this Amendment by such party in the same manner as an ink-signed original.
REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
*SIGNATURE PAGE FOLLOWS*

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

SQUARE, INC.		MARQETA, INC.

BY:	/s/ Brian Grassadonia	By:	/s/ Omri Dahan
NAME:	Brian Grassadonia	NAME:	Omri Dahan
Title:	Square Cash Lead	TITLE:	Chief Revenue Officer
Date:	October 18, 2016	Date:	October 18, 2016

SQUARE LEGAL APPROVAL:

BY:	/s/ Crissy Solh
NAME:	Crissy Solh
TITLE:	Product Counsel
DATE:	October 18, 2016

12/24/2016
Square, Inc.
1455 Market Street
San Francisco, CA 94103
Attn: Mr. Brian Grassadonia, Square Cash Lead
Dear Brian,
This letter addendum (“Letter Addendum”) references that certain Master Services Agreement between Marqeta, Inc. (“Marqeta”) and Square, Inc. (“Square”) dated April 19, 2016 as amended by Amendment No. 1 to Master Services Agreement dated September 1, 2016 and Amendment No. 2 to Master Services Agreement dated October 18, 2016 (collectively the “Agreement”). Capitalized terms that are not otherwise defined herein shall be defined as set forth in the Agreement.
Square has requested that Marqeta [***].
This Letter Addendum and the Agreement constitute the entire agreement between the parties and supersede any other agreements between the parties in regards to the subject matter hereof. This Letter Addendum may be executed by the parties in separate counterparts and transmitted by fax or e-mail of a scanned copy, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
Please confirm your agreement to the above provisions by executing a copy of this letter and returning it to me.

Very truly yours,

Marqeta, Inc.

By:	/s/ Omri Dahan
Omri Dahan
Chief Revenue Officer

AGREED TO AND ACKNOWLEDGED
Square, Inc.

By:	/s/ Brian Grassandonia
Name: Brian Grassadonia
Title: Square Cash Lead
AGREED TO AND ACKNOWLEDGED
Square, Inc, Legal

By:	/s/ Crissy Solh
Name: Crissy Sohl
Title: Legal

3

AMENDMENT NO. 3 TO MASTER SERVICES AGREEMENT
This Amendment No. 3 to Master Services Agreement (“Third Amendment”) is made by and between Square Inc. (“Client”), and Marqeta, Inc. (“Marqeta”), and amends the Master Services Agreement dated April 19, 2016 between Client and Marqeta as amended by the Amendment No I to Master Services Agreement dated September 1, 2016, Amendment No. 2 to Master Services Agreement dated October 18, 2016 and the Letter Addendum dated December 24, 2016 (collectively the Agreement”). This Third Amendment shall be effective upon full execution by the Parties. Capitalized terms which are not defined herein shall be defined as set forth in the Agreement.
For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree to make the following changes to the Agreement in order to update Marqeta’s address, remove the requirement that Client maintain a separate Client Bank Account and add Issuing Bank as an explicit third party beneficiary to the Agreement:

1.
Marqeta’s principal address set forth in the opening sentence of the Agreement and the notice addresses set forth in Section 4 of Schedule A, Program Terms are all updated from “6201-B Doyle Street, Emeryville, CA 94608” to “180 Grand Avenue, 5th Floor, Oakland, CA 94612”.

2.	Section 8(a) is deleted and restated as follows:

(a)	Client Payment to Marqeta.
(i) Fees. Client shall pay Marqeta all fees for all applicable Processing Services and the [***], as applicable, as set forth in Schedule D. Periodic charges under Schedule D shall be computed on a [***] basis and shall be prorated for any partial [***].
(ii) Taxes. All charges and fees to be paid by Client under the Agreement are exclusive of any applicable withholding, sales, use, excise, value added or other taxes. Any such taxes for which Marqeta is legally responsible to collect from Client shall be billed by Marqeta and paid by Client.
(iii) Reserved.
(iv) Statements, Invoices and Payments. After the beginning of each [***] during the Term, Marqeta shall provide Client with a dated invoice setting forth the amount owed to Marqeta hereunder for the prior [***] (“[***] Payment Amount”), which invoice shall describe in reasonable detail the basis for such amount. Marqeta shall provide the invoice to Client either in writing or via electronic or API access. Client’s payment of the [***] Payment Amount shall be due within [***] of the date of the invoice. Notwithstanding the foregoing, Section 8(a)(vi) of these General Terms and Conditions shall govern the terms related to the deposit of Settlement Funds, and Marqeta’s related statement obligations and transfer rights.
(v) Disputed Charges; Requests for Information. Client may [***].
(vi) Card Funding and Settlement. Client will [***].

3.	Section 16(i) is amended by adding the following sentence after the first sentence in the Section:
Issuing Bank is a third-party beneficiary to this Agreement.

4.	This Third Amendment and the Agreement constitute the entire agreement between the parties and supersede any other agreements between the parties in regards to the subject matter hereof.

5.	This Third Amendment may be executed by the parties in separate counterparts and transmitted by tax or e-mail of a scanned copy, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties have by their duly authorized representatives executed this Third Amendment as of the dales set forth below.

Square, Inc.		Marqeta, Inc.

By:	/s/ Brian Grassadonia	By:	/s/ Omri Dahan
Name:	Brian Grassadonia	Name:	Omri Dahan
Title:	Square Cash Lead	Title:	Chief Revenue Officer
Date:	6/29/17	Date:	July 1, 2017

AMENDMENT NO. 4 TO MASTER SERVICES AGREEMENT
This Amendment No. 4 to Master Services Agreement (“Fourth Amendment”) is made by and between Square, Inc. (“Client”), and Marqeta, Inc. (“Marqeta”), and amends the Master Services Agreement dated April 19, 2016 between Client and Marqeta as amended by the Amendment No. 1 to Master Services Agreement dated September 1, 2016, Amendment No. 2 to Master Services Agreement dated October 18, 2016, the Letter Addendum dated December 24, 2016, and Amendment No. 3 to Master Services Agreement dated June 30,2017 (collectively the “Agreement”). This Fourth Amendment shall be effective upon full execution by the Parties. Capitalized terms which are not defined herein shall be defined as set forth in the Agreement.
For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree to make the following changes to the Agreement in order to update Marqeta’s address, remove the requirement that Client maintain a separate Client Bank Account and add Issuing Bank as an explicit third party beneficiary to the Agreement:

1.	Section 8(a)(vi) is deleted and restated as follows:
“(vi) Card Funding and Settlement. Client will [***].

2.	This Fourth Amendment and the Agreement constitute the entire agreement between the parties and supersede any other agreements between the parties in regards to the subject matter hereof.

3.	This Fourth Amendment may be executed by the parties in separate counterparts and transmitted by fax or e-mail of a scanned copy, each of which when executed shall be deemed to be an original but al! of which taken together shall constitute one and the same Agreement.
IN WITNESS WHEREOF, the parties have by their duly authorized representatives executed this Fourth Amendment as of the dates set forth below.

Square, Inc.		Marqeta, Inc.

By:	/s/ Brian Grassadonia	By:	/s/ Omri Dahan
Name:	Brian Grassadonia	Name:	Omri Dahan
Title:	Square Cash Lead	Title:	Chief Revenue Officer
Date:	8/2/17	Date:	August 3, 2017

AMENDMENT NO. 5 TO MASTER SERVICES AGREEMENT
This Amendment No. 5 to Master Services Agreement (“Fifth Amendment”) is made by and between Square, Inc. (“Client”), and Marqeta, Inc. (“Marqeta”), and amends the Master Services Agreement dated April 19, 2016 between Client and Marqeta as amended by the Amendment No. 1 to Master Services Agreement dated September 1, 2016, Amendment No. 2 to Master Services Agreement dated October 18, 2016, the Letter Addendum dated December 24, 2016, Amendment No. 3 to Master Services Agreement executed by Client on or about June 30, 2017 and Amendment No. 4 to Master Services Agreement executed by Client on or about August 2nd, 2017 (collectively the “Agreement”). This Fifth Amendment shall be effective upon full execution by the Parties. Capitalized terms which are not defined herein shall be defined as set forth in the Agreement.
For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree to make the following changes to the Agreement:
1. Schedule C to the Original Agreement shall be amended to add the following definitions:
“Business Cardholder” means a Cardholder that is an Entity that is using the Card for purposes related to the Cardholder’s business.
“Business Transaction Data” means any data, exclusive of Cardholder Data, used in or generated by the provision of Services in connection with Cards issued to Business Cardholders.
2. For the purposes of this Agreement Business Cardholders will be treated in the same manner as Consumer Cardholders and Business Transaction Data will be treated in the same manner as Consumer Transaction Data, unless otherwise provided herein.
3. Schedule D to the Agreement is amended by deleting the table setting forth the [***] Interchange [***] Fee percentage in the Revenue Sharing Section as added by Amendment No. 1 to Master Services Agreement and replacing it with the following new language:

Item	% of Net Interchange Shared with Client
[***]	[***]
[***]	[***]
[***]	[***]
4. This Fifth Amendment and the Agreement constitute the entire agreement between the parties and supersede any other agreements between the parties in regards to the subject matter hereof.
5. This Fifth Amendment may be executed by the parties in separate counterparts and transmitted by fax or e-mail of a scanned copy, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.
IN WITNESS WHEREOF, the parties have by their duly authorized representatives executed this Fifth Amendment as of the dates set forth below.

Square, Inc.		Marqeta, Inc.

By:	/s/ Brian Grassadonia	By:	/s/ Omri Dahan
Name:	Brian Grassadonia	Name:	Omri Dahan
Title:	Square Cash Lead	Title:	Chief Revenue Officer
Date:	9/29/2017	Date:	October 1, 2017

1

AMENDMENT NO. 6 TO MASTER SERVICES AGREEMENT
This Amendment No. 6 to Master Services Agreement (“Amendment”) is effective as of April 1, 2018 (the “Amendment Effective Date”) by and between Square, Inc., a Delaware corporation, whose principal address is 1455 Market Street Suite 600, San Francisco, CA 94103 (“Client”), and Marqeta, Inc., a Delaware corporation, whose principal address is 180 Grand Avenue, 5th Floor, Oakland, CA 94612 (hereinafter “Marqeta”, and together with Client, the “Parties”), and amends that certain Master Services Agreement between Client and Marqeta dated April 19, 2016 and as amended by the Amendment No. 1 to Master Services Agreement dated September 1, 2016, Amendment No. 2 to Master Services Agreement dated October 18, 2016, the Letter Addendum dated December 24, 2016, Amendment No. 3 to Master Services Agreement executed by Client on or about June 30, 2017, Amendment No. 4 to Master Services Agreement executed by Client on or about August 2, 2017, and Amendment No. 5 to Master Services Agreement dated October 1, 2017, (the “Original Agreement”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Original Agreement.
WHEREAS, Client and Marqeta desire to memorialize certain terms and amend the Original Agreement on the terms set forth in this Amendment.
NOW, THEREFORE, in consideration of the mutual obligations in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1. Schedule C to the Original Agreement shall be amended to add the following definitions:
“NPV” means the net settled [***] card transaction volume for the Card Program.
“Net Interchange” means [***].
2. Schedule D to the Original Agreement is amended by deleting the Revenue Sharing section as added by Amendment No. 5 to Master Services Agreement and replacing it in its entirety as follows:
“Revenue Sharing:
[***]The table below sets forth the applicable percentage of Net Interchange earned from [***] transactions to be paid to Client. A Tier is reached once NPV in any given [***]. Upon reaching a new Tier in any given [***], the rates applicable for such Tier shall take effect in the [***] and shall apply to all [***] thereafter, unless and until a new Tier is reached.
In a given [***], when applying the percentage rate for all Tiers except Tier [***], the [***]. In a given [***], when applying the percentage rate for Tier [***], [***]. For the avoidance of doubt, a few illustrative examples are set forth below.

Tier	[***] NPV	% of Net Interchange Shared with Client
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]

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4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
Example 1: In [***]1, NPV is [***], reaching Tier [***], which then becomes [***] [***] for [***] 2. In [***] 2, NPV is [***]. The Net Interchange resulting from [***] to the Tier [***] Volume amount (i.e. the Net Interchange resulting from [***]) is shared at the Tier [***] percentage rate, or [***]. The Net Interchange resulting from [***] (i.e. the Net Interchange resulting from [***]) is shared at the Tier [***] percentage rate, or [***].
Example 2: In [***] 1, NPV is [***], reaching Tier [***], which then becomes [***] for [***] 2. In [***] 2, NPV is [***]. [***] Net Interchange is shared at the Tier [***] percentage rate, or [***].
[***]The table below sets forth the applicable percentage of Net Interchange earned from [***] transactions to be paid to Client. A Tier is reached once [***]. Upon reaching a new Tier in any given [***], the rates applicable for such Tier shall take effect in the [***]and shall apply to all [***] thereafter, unless and until a new Tier is reached. In any [***], the applicable percentage rate shall apply to all Net Interchange for such [***].

Tier	[***] NPV	% of Net Interchange Shared with Client
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
ATM Fees
The fees set forth in the following table shall be the sole fees paid by Client for ATM transactions.

Transaction Type	Fee (per transaction)
[***]	[***]
[***]	[***]
[***]	[***]

2

For the avoidance of doubt, the following supplemental fees, as added in Amendment No. 5 to the Master Services Agreement as deductions from Net Interchange for Non-[***] Transactions on Cards issued to Consumer Cardholders, are hereby deleted in their entirety and are of no further force and effect: [***].
3. The Section titled “[***] System Access Fee” in Schedule D to the Original Agreement is hereby deleted in its entirety and of no further force and effect. Client shall not pay any system access fee hereafter.
4. Section 1 of Schedule A to the Original Agreement shall be amended to include new Section 1(e):
“(e) Quarterly Review. Client and Marqeta agree that, once per quarter, representatives from each shall meet for the purposes of review and alignment regarding the Card Program, the Services and the need or desire for any New Additional Services, including a roadmap for necessary or desired technological improvements or developments.”
5. Section 2 of Schedule B to the Original Agreement shall be amended to include new Section 2(p):
“(p) Response to Inquiries. Client agrees to make available one representative to respond to reasonable inquiries from existing or prospective investors of Marqeta. This representative shall initially be Brian Grassadonia.”
6. Section 3(a) of Schedule A to the Original Agreement is hereby amended to extend the Initial Term so that the Initial Term expires on the three (3) year anniversary of the Amendment Effective Date. All other provisions of Section 3(a) remain unmodified.
7. Section 8 of Schedule B to the Original Agreement shall be amended to include new Section 8(d):
“(d) Statement of Issuing Bank and Card Brand Amounts. Any statement or invoice provided by Marqeta to Client under this Agreement or in connection with the Services (including, but not limited to, those contemplated by Sections 8(a)(iv) and 8(b)(ii) of this Schedule B) shall include an itemized accounting for any amounts, payments, or other consideration paid or owed to Issuing Bank and Card Brand in connection with the transactions covered by such statement or invoice. Marqeta agrees, upon request by Client, to provide Client additional detail or information regarding amounts paid or owed to Issuing Bank and Card Brand in connection with the Card Program or provision of the Services.”
8. Section 8 of Amendment No. 1 to Master Services Agreement is hereby deleted in its entirety and of no further force and effect.
9. Section 8 of Schedule B to the Original Agreement shall be amended to include new Section 8(e):
“(e) Benefit of Agreements. All contracts, agreements, deals or other arrangements between Client and any third party (including, but not limited to, any Card Brand) shall inure solely to the benefit of Client and Client shall be entitled to any and all payments, rebates, or other consideration resulting therefrom.”

10. Marqeta agrees to use commercially reasonable efforts to secure the development and adoption of demand deposit account capability conforming to Client’s preferred specifications from the Issuing Bank.
11. The Parties agree to, within a reasonable time, discuss [***].
12. The Parties agree to, within a reasonable time after the Amendment Effective Date, negotiate and agree to an amended and restated Master Services Agreement, to include a conformed version of the Original Agreement and an update to [***].
13. [***].
14. This Amendment and the Original Agreement set forth the parties’ entire agreement with respect to the subject matter thereof. Except as expressly amended or modified herein, the Original Agreement is hereby ratified and remains in full force and effect. In the event of a conflict between any term or condition set forth in this Amendment and the Original Agreement, the terms and conditions of this Amendment shall govern and prevail. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. Execution and delivery of this Amendment by exchange of facsimile copies bearing the facsimile signature of a party hereto or electronic email attachments bearing the facsimile or electronic signature of a party hereto shall constitute a valid and binding execution and delivery of this Amendment by such party in the same manner as an ink-signed original.

3

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

SQUARE, INC.	MARQETA, INC.

BY: /s/ Brian Grassadonia NAME: Brian Grassadonia TITLE: Square Cash Lead DATE: March 28, 2018	BY: /s/ Omri Dahan NAME: Omri Dahan TITLE: Chief Revenue Officer DATE: March 28, 2018

4

AMENDMENT NO. 7 TO MASTER SERVICES AGREEMENT
DIRECT DEPOSIT SERVICES
This Direct Deposit Service amendment (“Amendment”) is dated as of June 6, 2019 (“Amendment Effective Date”), and is by and between Marqeta, Inc., (“Marqeta”), and Square, Inc (the “Client”). Marqeta and Client previously entered into that certain Master Services Agreement dated effective April 16, 2019 and as amended by the Amendment No. 1 to Master Services Agreement dated September 1, 2016, Amendment No. 2 to Master Services Agreement dated October 18, 2016, the Letter Amendment dated December 24, 2016, Amendment No. 3 to Master Services Agreement executed by Client on or about June 30, 2017, Amendment No. 4 to Master Services Agreement executed by Client on or about August 2, 2017, Amendment No. 5 to Master Services Agreement dated October 1, 2017, and Amendment No. 6 to Master Services Agreement dated March 28, 2018, (the “Agreement”). Each of Marqeta and the Client are individually a “Party” and collectively are the “Parties.” Terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement or set forth in the NACHA Operating Rules and Guidelines (the “NACHA Rules”).
Marqeta, with its Issuing Bank, offers the ability for Cardholders to access direct deposit functionality through the provision of account and routing numbers that may be provided to a third party to allow that party to initiate credit (ACH Push) or debit (ACH Pull) Entries over the ACH network to or from a Cardholder’s account (the “Direct Deposit Services”); and
Client wishes to utilize the Direct Deposit Services offered by Marqeta for Client’s customers and the Parties wish to supplement the Agreement and establish the terms under which Marqeta will provide the Direct Deposit Service.
The Parties agree as follows:

1.	Access to Direct Deposit Service.

a.	Subject to the terms and conditions of this Amendment and the Agreement, Marqeta and the Issuing Bank will provide the Direct Deposit Services to Client and the Cardholders.

b.	Each Party will be solely responsible for compliance with all applicable NACHA Rules in connection with performing its responsibilities under this Amendment and the Agreement.

2.	[***].

3.
Direct Deposit Service Terms and Disclosures. The Parties will work together in good faith to make any necessary changes to the Marqeta Materials or Client Materials (including, without limitation, changes to Cardholder agreements) necessary to provide the Direct Deposit Service.

4.
General. All other terms and conditions of the Agreement, as amended by this Amendment, shall remain in full force and effect. In the event of any conflict of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall prevail as related to the Direct Deposit Service. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. Execution and delivery of this Amendment by exchange of facsimile copies bearing the facsimile signature of a party hereto or electronic email attachments bearing the facsimile or electronic signature of a Party hereto shall constitute a valid and binding execution and delivery of this Amendment by such Party in the same manner as an ink-signed origin.

1

This Amendment is effective as of the Amendment Effective Date.

MARQETA INC.

/s/ Omri Dahan
Name:	Omri Dahan
Title:	Chief Revenue Officer
Date:	June 25, 2019

SQUARE, INC.

/s/ Jim Esposito
Name:	Jim Esposito
Title:	Operations Lead, Cash App
Date:	June 24, 2019

2

AMENDMENT EXHIBIT A
[***]

3

AMENDMENT NO. 8 TO MASTER SERVICES AGREEMENT
This Amendment No. 8 to Master Services Agreement (“Amendment”) is effective upon full execution by the Parties (the “Amendment Effective Date”) by and between Square, Inc., a Delaware corporation, whose principal address is 1455 Market Street Suite 600, San Francisco, CA 94103 (“Client”), and Marqeta, Inc., a Delaware corporation, whose principal address is 180 Grand Avenue, 6th Floor, Oakland, CA 94612 (hereinafter “Marqeta”, and together with Client, the “Parties”), and amends the Master Services Agreement between Client and Marqeta dated April 19, 2016 as amended by the Amendment No. 1 to Master Services Agreement dated September 1, 2016, Amendment No. 2 to Master Services Agreement dated October 18, 2016, the Letter Addendum dated December 24, 2016, Amendment No. 3 to Master Services Agreement executed by Client on or about June 30, 2017, Amendment No. 4 to Master Services Agreement executed by Client on or about August 2, 2017, Amendment No. 5 to Master Services Agreement dated October 1, 2017, Amendment No. 6 to Master Services Agreement dated April 1, 2018, and Amendment No. 7 to Master Services Agreement dated June 6, 2019 (the “Original Agreement”). Capitalized terms used herein and not otherwise defined will have the meaning ascribed to them in the Original Agreement.
The Parties agree as follows:

1.	Schedule C, “Definitions,” is amended to add the following definitions:
“Cash App Program” means the financial application offered by Client that allows Customers to send peer-to-peer payments, receive and add funds to a stored balance, activate a virtual [***] debit card linked to the stored balance (“Cash Card’, and those Customers who qualify for and activate such Cash Card, each a “Cardholder”), add the Cash Card to [***] Pay, receive a physical Cash Card, and purchase Bitcoin.
[***]

2.	Section (g) of Schedule E, “Performance Standards,” is replaced solely with respect to [***], as follows:
[***]

3.	This Amendment and the Original Agreement set forth the parties’ entire agreement with respect to the subject matter thereof. Except as expressly amended or modified herein, the Original Agreement is hereby ratified and remains in full force and effect. In the event of a conflict between any term or condition set forth in this Amendment and the Original Agreement, the terms and conditions of this Amendment will govern and prevail. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one and the same agreement. Execution and delivery of this Amendment by exchange of facsimile copies bearing the facsimile signature of a party hereto or electronic email attachments bearing the facsimile or electronic signature of a party hereto will constitute a valid and binding execution and delivery of this Amendment by such party in the same manner as an ink- signed original.
The parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

Square, Inc.		Marqeta, Inc.

By:	/s/ Jim Esposito	By:	/s/ Omri Dahan
Name:	Jim Esposito	Name:	Omri Dahan
Title:	Operations Lead - Cash App	Title:	Chief Revenue Officer
Date:	September 20, 2019	Date:	September 20, 2019

AMENDMENT NO. 9 TO MASTER SERVICES AGREEMENT
This Amendment No. 9 to Master Services Agreement (“Amendment”) is effective upon full execution by the Parties (the “Amendment Effective Date”) by and between Square, Inc., a Delaware corporation, whose principal address is 1455 Market Street Suite 600, San Francisco, CA 94103 (“Client”), and Marqeta, Inc., a Delaware corporation, whose principal address is 180 Grand Avenue, 6th Floor, Oakland, CA 94612 (hereinafter “Marqeta”, and together with Client, the “Parties”), and amends the Master Services Agreement between Client and Marqeta dated April 19, 2016 as amended by the Amendment No. 1 to Master Services Agreement dated September 1, 2016, Amendment No. 2 to Master Services Agreement dated October 18, 2016, the Letter Addendum dated December 24, 2016, Amendment No. 3 to Master Services Agreement executed by Client on or about June 30, 2017, Amendment No. 4 to Master Services Agreement executed by Client on or about August 2, 2017, Amendment No. 5 to Master Services Agreement dated October 1, 2017, Amendment No. 6 to Master Services Agreement dated April 1, 2018, Amendment No. 7 to Master Services Agreement dated June 6, 2019, and Amendment No. 8 to Master Services Agreement dated September 20, 2019 (the “Original Agreement”). Capitalized terms used herein and not otherwise defined will have the meaning ascribed to them in the Original Agreement.
The Parties agree as follows:

1.	[***] Fees. Schedule D to the Original Agreement is amended by adding the following provision:
Marqeta will pass through to Client all [***] that Marqeta actually incurs in connection with enabling [***] (“[***] Fees”). The [***] Fees shall be invoiced and paid as set forth in Schedule B, Section 8(a) of the Original Agreement.

2.	This Amendment and the Original Agreement set forth the parties’ entire agreement with respect to the subject matter thereof. Except as expressly amended or modified herein, the Original Agreement is hereby ratified and remains in full force and effect. In the event of a conflict between any term or condition set forth in this Amendment and the Original Agreement, the terms and conditions of this Amendment will govern and prevail. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one and the same agreement. Execution and delivery of this Amendment by exchange of facsimile copies bearing the facsimile signature of a party hereto or electronic email attachments bearing the facsimile or electronic signature of a party hereto will constitute a valid and binding execution and delivery of this Amendment by such party in the same manner as an ink- signed original.
The parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

Square, Inc.		Marqeta, Inc.

By:	/s/ Chris Sweetland	By:	/s/ Omri Dahan
Name:	Chris Sweetland	Name:	Omri Dahan
Title:	Head of Payments Partnerships and Industry Relations	Title:	Chief Revenue Officer
Date:		Date:	2/7/2020

Confidential Execution Version
AMENDMENT NO. 10 TO MASTER SERVICES AGREEMENT
This Amendment No. 10 to Master Services Agreement (this “Amendment”) is entered into on the date of the last signature below (the “Addendum Implementation Date”) by and between Square, Inc., a Delaware corporation, whose principal address is 1455 Market Street Suite 600, San Francisco, CA 94103 (“Client”) and Marqeta, Inc., a Delaware corporation, whose principal address is 180 Grand Avenue, 6th Floor, Oakland, CA 94612 (hereinafter “Marqeta”, and together with Client (the “Parties”), and amends the Master Services Agreement between Client and Marqeta dated April 19, 2016 as amended by the Amendment No. 1 to Master Services Agreement dated September 1, 2016, Amendment No. 2 to Master Services Agreement dated October 18, 2016, the Letter Addendum dated December 24, 2016, Amendment No. 3 to Master Services Agreement executed by Client on or about June 30, 2017, Amendment No. 4 to Master Services Agreement executed by Client on or about August 2, 2017, Amendment No. 5 to Master Services Agreement dated October 1, 2017, Amendment No. 6 to Master Services Agreement dated April 1, 2018, Amendment No. 7 to Master Services Agreement dated June 6, 2019, Amendment No. 8 to Master Services Agreement dated September 20, 2019, and Amendment No. 9 to Master Services Agreement dated February 7, 2020 (the “Original Agreement”). Capitalized terms used herein and not otherwise defined will have the meaning ascribed to them in the Original Agreement.
Marqeta and Client agree to amend certain provisions in the Original Agreement and the Parties agree as follows:

1.	Definitions.

(a)	Unless otherwise defined in this Amendment, all capitalized terms appearing in this Amendment shall have the meaning ascribed thereto in the Original Agreement.

(b)	Schedule C, “Definitions,” is amended to add or modify (to the extent already existing) the following definitions:
“Card Program” means a system of services provided by Marqeta pursuant to the terms of this Agreement under which Cardholders utilize a Card. The features and functionalities generally available for inclusion in each Card Program are described on the Developer Site, as modified from time to time by Marqeta during the Term.
“Square Card Net Interchange” means [***].
“Square Card NPV” means [***].
“Square Card Program” means each Card Program branded as SQUARE CARD, including the U.S. Square Debit Card Program.
“Square Debit Card Program” means the business debit card for the “Square Card” or “Square Register” environment at Marqeta that is linked to the point of sale issued to business owners on the Square platform, which provides access to funds from the sales/revenue generated by the business or added to their balance via an external-linked bank account that can be spent anywhere [***] is accepted, withdrawn as cash via ATM, or transferred to a linked bank account.

2.	Extension of Initial Term. Section 3(a) of Schedule A, “Program Terms,” is amended to add the following as an additional paragraph:
The Initial Term solely with respect to the Square Card Programs shall be extended to December 31, 2024, unless terminated earlier in accordance with the Original Agreement (the “Square Card Initial Term”). The Square Card Initial Term shall automatically renew for an unlimited number of one (1) year renewal terms (each, a “Square Card Renewal Term”) unless one Party provides the other with written notice of its intent to terminate not less than one hundred eighty (180) days prior to the end of the then-current Square Card Initial Term or Square Card Renewal Term. The Square Card Initial Term and any subsequent Square Card Renewal Term shall comprise the “Term” of the Original Agreement solely with respect to the Square Card Programs.

1

Confidential Execution Version

3.	Payment Terms. For all Square Card Programs, Section 8(a)(iv) of Schedule B, “Statements, Invoices and Payments,” is amended to add the following provision at the end of the paragraph:
Any [***] Payment Amounts owed by Client shall be set off with any such amounts owed to Client in determining the net amount payable from one Party to the other on a [***] basis. The reporting party has the right to set off the amount owed with the amount owed by the other Party.

4.	Public Disclosures. Section 16(g) of Schedule B, “Public Disclosures,” is replaced in its entirety with the marketing guidelines attached hereto as Exhibit 1.

5.	[***].

6.	Pricing Terms. Schedule D, “Fees - Program Setup & Processing Services,” is hereby amended to add the following sections to the end of the existing Schedule D:
“Square Card Program Fees

(a)	U.S. Square Debit Card Program Fees. Beginning on [***], the following terms shall apply to the U.S. Square Debit Card Program:
Revenue Sharing. The table below sets forth the applicable percentage of Square Card Net Interchange to be paid to Client for U.S. transactions. Tiers are calculated on a [***] basis, meaning that if [***].

Tier	[***] Square Card NPV	Client’s % of Square Card Net Interchange	Marqeta’s % of Square Card Net |Interchange
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]

i.	Chargeback Fees. Solely with respect to the U.S. Square Debit Card Program, the following Chargeback fees apply:
Marqeta Chargeback and Dispute Resolution for U.S. Square Debit Card Program Fees

Item	Description	Unit	Fee
[***]	[***]	[***]	[***]

(b)	Additional Square Card Program Fees.
Square Card Program ATM Fees. The fees set forth in the following table shall be the sole fees paid by Client for ATM transactions.

3

Confidential Execution Version

Transaction Type	Fee (per transaction)
[***]	[***]
[***]	[***]
[***]	[***]
Tokenization fees for Square Card Programs will be charged as follows:

Item	Description	Unit	Fee
[***]	[***]	[***]	[***]

7.

This Amendment and the Original Agreement set forth the Parties’ entire agreement with respect to the subject matter thereof. Except as expressly amended or modified herein, the Original Agreement is hereby ratified and remains in full force and effect. In the event of a conflict between any term or condition set forth in this Amendment and the Original Agreement, the terms and conditions of this Amendment will govern and prevail. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one and the same agreement. Execution and delivery of this Amendment by exchange of facsimile copies bearing the facsimile signature of a party hereto or electronic email attachments bearing the facsimile or electronic signature of a party hereto will constitute a valid and binding execution and delivery of this Amendment by such party in the same manner as an ink-signed original.

3

Confidential Execution Version

The Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

Square, Inc.		Marqeta, Inc.

By:	/s/ Chris Sweetland	By:	/s/ Omri Dahan
Name:	Chris Sweetland	Name:	Omri Dahan
Title:	Head of Payments Partnerships and Industry Relations	Title:	Chief Revenue Officer
Date:	11/21/2020	Date:	November 23, 2020

4

Confidential Execution Version

EXHIBIT 1
MARKETING PLAN
During the Term, the Parties and their Affiliates shall jointly engage in and assist each other in implementing the following marketing activities (the “Marketing Activities”):
[***]

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Confidential Execution Version

AMENDMENT NO. 11 TO MASTER SERVICES AGREEMENT
This Amendment No. 11 to Master Services Agreement (this “Amendment”) is entered into on the date of the last signature below (the “Addendum Implementation Date”) “) by and between Square, Inc., a Delaware corporation, whose principal address is 1455 Market Street Suite 600, San Francisco, CA 94103 (“Client”) and [***], an [***] corporation, whose principal address is [***] (“Client Affiliate”) on the one hand, and Marqeta, Inc., a Delaware corporation, whose principal address is 180 Grand Avenue, 6th Floor, Oakland, CA 94612 on the other hand (hereinafter “Marqeta”, and together with Client and Client Affiliate, the “Parties”), and amends the Master Services Agreement between Client and Marqeta dated April 19, 2016 as amended by the Amendment No. 1 to Master Services Agreement dated September 1, 2016, Amendment No. 2 to Master Services Agreement dated October 18, 2016, the Letter Addendum dated December 24, 2016, Amendment No. 3 to Master Services Agreement executed by Client on or about June 30, 2017, Amendment No. 4 to Master Services Agreement executed by Client on or about August 2, 2017, Amendment No. 5 to Master Services Agreement dated October 1, 2017, Amendment No. 6 to Master Services Agreement dated April 1, 2018, Amendment No. 7 to Master Services Agreement dated June 6, 2019, Amendment No. 8 to Master Services Agreement dated September 20, 2019, Amendment No. 9 to Master Services Agreement dated February 7, 2020, and Amendment No. 10 to Master Services Agreement dated (the “Original Agreement”). Capitalized terms used herein and not otherwise defined will have the meaning ascribed to them in the Original Agreement.

A.	Marqeta and Client and Client Affiliate agree to amend certain provisions in the Original Agreement; and,

B.	[***]
The Parties agree as follows:

1.	Definitions.

(a)	Unless otherwise defined in this Amendment, all capitalized terms appearing in this Amendment shall have the meaning ascribed thereto in the Original Agreement.

(b)	Schedule C, “Definitions,” is amended to add or modify (to the extent already existing) the following definitions:
“Launch Date” means the date of the first settlement of a non-test cardholder transaction that has been processed by Marqeta in a production environment.
[***]
“Square Card Net Interchange” [***].
“Square Card Program” shall include the [***] (as defined below).

2.	Client Affiliate. [***]

3.	[***] .

4.	[***]. The Parties will implement a [***] in accordance with the terms and conditions of a separate addendum [***]. Within 60 days following the Amendment Effective Date (the “Execution Window”), the Parties will develop and execute an agreement for the [***] that will describe the Services to be provided by Marqeta, the responsibilities of Client Affiliate, and include any other details relevant to the development, implementation and execution of the [***], including the compliance operating principles already shared with each of the Parties. The Initial Term set forth in Amendment No. 10 shall apply to the [***]. The effect of the terms and conditions of the Amendment are contingent upon the successful execution of the [***] within the Execution Window.

Confidential Execution Version

5.	Pricing Terms. Schedule D, “Fees - Program Setup & Processing Services,” is hereby amended to add the following sections to the end of the existing Schedule D:
[***] Fees
(c) [***] Fees. Beginning on [***] of the addendum for the [***], the following fees shall apply to the [***]. Solely with respect to the [***], the fees set forth below shall apply.
Program Setup Fee.
Program Setup Fee

Item	Description	Unit	Fee
[***]	[***]	[***]	[***]

i.	Assessment Fee. The Assessment Fee shall be (i) [***] for the [***] period commencing on [***] (the “Initial Assessment Fee Period”), and (ii) [***] commencing [***]

ii.

Revenue Sharing. The table below sets forth the applicable percentage of Square Card Net Interchange to be paid to [***]. A Tier is reached once Square Card NPV in any given [***]. Tiers will be applied on a [***] basis, meaning that if [***]. The tiers below shall solely be applied to the [***].

Tier	[***] Square Card NPV	Client Affiliate’s % of Square Card Net Interchange	Marqeta’s % of Square Card Net Interchange
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]

iii.	Chargeback and Dispute Resolution.
Marqeta Chargeback and Dispute Resolution

Item	Description	Unit	Fee
[***]	[***]	[***]	[***]

iv.	[***] ATM Fees. The fees set forth in the following table shall be the sole fees paid by Client or Client Affiliate, as applicable, for ATM transactions.

Transaction Type	Fee (per transaction)
[***]	[***]
[***]	[***]
[***]	[***]

v.	Tokenization fees for Square Card Programs will be charged as follows:

Item	Description	Unit	Fee
[***]	[***]	[***]	[***]

Confidential Execution Version

vi.	[***] Fees. Marqeta will passthrough to Client all [***] that Marqeta incurs in connection with enabling [***] (“[***]”).

6.	This Amendment and the Original Agreement set forth the Parties’ entire agreement with respect to the subject matter thereof. Except as expressly amended or modified herein, the Original Agreement is hereby ratified and remains in full force and effect. In the event of a conflict between any term or condition set forth in this Amendment and the Original Agreement, the terms and conditions of this Amendment will govern and prevail. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one and the same agreement. Execution and delivery of this Amendment by exchange of facsimile copies bearing the facsimile signature of a party hereto or electronic email attachments bearing the facsimile or electronic signature of a party hereto will constitute a valid and binding execution and delivery of this Amendment by such party in the same manner as an ink-signed original.

Confidential Execution Version

The Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

Square, Inc.		Marqet1a, Inc.

By:	/s/ Chris Sweetland	By:	/s/ Omri Dahan
Name:	Chris Sweetland	Name:	Omri Dahan
Title:	Head of Payments Partnerships and Industry Relations	Title:	Chief Revenue Officer
Date:	11/21/2020	Date:	November 23, 2020

[***]

By:	[***]
Name:	[***]
Title:	[***]
Date:	November 23, 2020

Confidential 3-12-21

AMENDMENT NO. 12 TO MASTER SERVICES AGREEMENT
This Amendment No. 12 to Master Services Agreement (this “Amendment”) is entered into on the date of the last signature below (the “Amendment Effective Date”) “) by and between Square, Inc., a Delaware corporation, whose principal address is 1455 Market Street Suite 600, San Francisco, CA 94103 (“Client”) on the one hand, and Marqeta, Inc., a Delaware corporation, whose principal address is 180 Grand Avenue, 6th Floor, Oakland, CA 94612 on the other hand (hereinafter “Marqeta”, and together with Client, the “Parties”), and amends the Master Services Agreement between Client and Marqeta dated April 19, 2016 as amended by the Amendment No. 1 to Master Services Agreement dated September 1, 2016, Amendment No. 2 to Master Services Agreement dated October 18, 2016, the Letter Addendum dated December 24, 2016, Amendment No. 3 to Master Services Agreement executed by Client on or about June 30, 2017, Amendment No. 4 to Master Services Agreement executed by Client on or about August 2, 2017, Amendment No. 5 to Master Services Agreement dated October 1, 2017, Amendment No. 6 to Master Services Agreement dated April 1, 2018, Amendment No. 7 to Master Services Agreement dated June 6, 2019, Amendment No. 8 to Master Services Agreement dated September 20, 2019, Amendment No. 9 to Master Services Agreement dated February 7, 2020, Amendment No. 10 to Master Services Agreement dated November 18, 2020, and Amendment No. 11 to Master Services Agreement dated November 18, 2020 (the “Original Agreement”). Capitalized terms used herein and not otherwise defined will have the meaning ascribed to them in the Original Agreement.
Marqeta and Client agree to amend certain provisions in the Original Agreement. The Parties agree as follows:

1.	Definitions.

(a)	Unless otherwise defined in this Amendment, all capitalized terms appearing in this Amendment shall have the meaning ascribed thereto in the Original Agreement.

(b)	Schedule C, “Definitions,” is amended to include the following definitions, which add specificity to the historical methodology of the invoicing process applied during calendar year 2020:
“Cash App Net Interchange” means [***].
“Cash App NPV” means [***].

2.	Extension of Initial Term. Section 3(a) of Schedule A, “Program Terms,” is amended to add the following as an additional paragraph:
The Initial Term, with respect to the Cash App Program, will begin on the Amendment Effective Date and will expire on the last day of the month that is three (3) years from the Amendment Effective Date, unless terminated earlier in accordance with the Original Agreement (the “Cash App Initial Term”). The Cash App Initial Term shall automatically renew for an unlimited number of one (1) year renewal terms (each, a “Cash App Renewal Term”) unless one Party provides the other with written notice of its intent to terminate not less than ninety (90) days prior to the end of the then-current Cash App Initial Term or Cash App Renewal Term. The Cash App Initial Term and any subsequent Cash App Renewal Term shall comprise the “Term” of the Original Agreement solely with respect to the Cash App Program.

3.	Client Dispute Resolution Obligations. Section 2.i. of Schedule B, “Client Dispute Resolution Obligations,” is hereby deleted in its entirety with respect to the Cash App Program.

4.	Termination for Convenience. Section 3(f)(b) of Schedule A, “Termination for Convenience,” is hereby deleted in its entirety for all Client Card Programs.

5.	Payment Terms. For the Cash App Program, Section 8(a)(iv) of Schedule B, “Statements, Invoices and Payments,” is amended to add the following provision at the end of the paragraph:
Any [***] Payment Amounts owed by Client shall be set off with any such amounts owed to Client in determining the net amount payable from one Party to the other on a [***] basis.

Confidential 3-12-21

6.
Pricing Terms. Schedule D, “Fees - Program Setup & Processing Services,” is hereby amended by (a) deleting the Revenue Sharing section as added by Amendment No. 6 and replacing it in its entirety, and (b) adding a Chargeback and Dispute Resolution section, each as set forth below:

Cash App Program Fees
(c) Cash App Program Fees. Beginning on [***], the fees set forth below shall apply solely to the Cash App Program as follows:

i.
Revenue Sharing. The table below sets forth the applicable percentage of Cash App Net Interchange to be paid to Client for Cash App Program transactions on a [***] basis. A Tier is reached when the Cash App NPV in the applicable [***]. The Tiers will be applied [***] in accordance with the table below. If the [***]Cash App NPV for a given [***] falls within [***], then Client will be paid an amount equal to the [***]. If the Cash App NPV for a given [***] falls within [***], then Client will be paid both: (a) an amount equal to the [***] and (b) an amount equal to [***].

Tier	[***] Cash App NPV	Client’s Revenue Share Rate	Marqeta’s Revenue Share Rate	Tier Calculation
1	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]

[***] Revenue Sharing Calculation Example:
[***]	A	[***]
[***]	B	[***]
[***]	C	[***]
[***]	D	[***]
[***]	E = B + C +D	[***]
[***]	F	[***]
[***]	G*	[***]
[***]	H = F x G	[***]
[***]	I	[***]
[***]	J*	[***]
[***]	K = I x J	[***]
[***]	L = H - K	[***]
[***]

ii.	Chargeback and Dispute Resolution. The table below sets forth the Chargeback and Dispute Resolution Fees to be charged for all Cash App Program transaction disputes.
Marqeta Chargeback and Dispute Resolution Fees

Item	Description	Unit	Fee
[***]	[***]	[***]	[***]

Confidential 3-12-21
[***]

iii.
Warrant. In addition to any other consideration due to Client hereunder, subject to the approval of Marqeta’s Board of Directors, Marqeta shall grant to Client a warrant to purchase up to 1,100,000 shares of Marqeta’s common stock, in substantially the form attached hereto as Schedule I.

7.	This Amendment and the Original Agreement set forth the Parties’ entire agreement with respect to the subject matter thereof. Except as expressly amended or modified herein, the Original Agreement is hereby ratified and remains in full force and effect. In the event of a conflict between any term or condition set forth in this Amendment and the Original Agreement, the terms and conditions of this Amendment will govern and prevail. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one and the same agreement. Execution and delivery of this Amendment by exchange of facsimile copies bearing the facsimile signature of a party hereto or electronic email attachments bearing the facsimile or electronic signature of a party hereto will constitute a valid and binding execution and delivery of this Amendment by such party in the same manner as an ink-signed original.

Confidential 3-12-21
The Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

SQUARE, INC.		MARQETA, INC.

By:	/s/ Brian Grassadonia	By:	/s/ Tripp Faix
Name:	Brian Grassadonia	Name:	Tripp Faix
Title:	Square Cash Lead	Title:	CFO
Date:	3/13/2021	Date:	March 13, 2021

Confidential 3-12-21
SCHEDULE I
WARRANT

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
Confidential
AMENDMENT NO. 13 TO MASTER SERVICES AGREEMENT
This Amendment No. 13 to Master Services Agreement (this “Amendment”) is entered into on the date of the last signature below (the “Addendum Implementation Date”) ”) by and between Square, Inc., a Delaware corporation, whose principal address is 1455 Market Street Suite 600, San Francisco, CA 94103 (“Client”) and [***], an [***] corporation, whose principal address is [***] (“Client Affiliate”) on the one hand, and Marqeta, Inc., a Delaware corporation, whose principal address is 180 Grand Avenue, 6th Floor, Oakland, CA 94612 on the other hand (hereinafter “Marqeta”, and together with Client and Client Affiliate, the “Parties”), and amends the Master Services Agreement between Client and Marqeta dated April 19, 2016 as amended by the Amendment No. 1 to Master Services Agreement dated September 1, 2016, Amendment No. 2 to Master Services Agreement dated October 18, 2016, the Letter Addendum dated December 24, 2016, Amendment No. 3 to Master Services Agreement executed by Client on or about June 30, 2017, Amendment No. 4 to Master Services Agreement executed by Client on or about August 2, 2017, Amendment No. 5 to Master Services Agreement dated October 1, 2017, Amendment No. 6 to Master Services Agreement dated April 1, 2018, Amendment No. 7 to Master Services Agreement dated June 6, 2019, Amendment No. 8 to Master Services Agreement dated September 20, 2019, Amendment No. 9 to Master Services Agreement dated February 7, 2020, Amendment No. 10 to Master Services Agreement dated November 18, 2020, Amendment No. 11 to Master Services Agreement dated November 18, 2020, and Amendment No. 12 to Master Services Agreement dated March 13, 2021 (the “Original Agreement”). Capitalized terms used herein and not otherwise defined will have the meaning ascribed to them in the Original Agreement.
Marqeta and Client and Client Affiliate agree to amend certain provisions in the Original Agreement as follows:

1.	[***]. Section 4 of Amendment No. 11 to the Original Agreement is hereby amended in its entirety to update the Execution Window as follows:
“[***]. The Parties will implement a separate Card Program for the [***] (the “[***]”) in accordance with the terms and conditions of a separate agreement (the “[***]”). The Parties will work in good faith to develop and execute the [***]by May 31, 2021 (the “Execution Window”), which will describe the Services to be provided by Marqeta, the responsibilities of Client Affiliate, and include any other details relevant to the development, implementation and execution of the [***], including the compliance operating principles already shared between the Parties. The Initial Term set forth in Amendment No. 10 shall apply to the [***]. The effect of the terms and conditions of this Amendment are contingent upon the successful execution of the [***] within the Execution Window.”

2.	This Amendment and the Original Agreement set forth the Parties’ entire agreement with respect to the subject matter thereof. Except as expressly amended or modified herein, the Original Agreement is hereby ratified and remains in full force and effect. In the event of a conflict between any term or condition set forth in this Amendment and the Original Agreement, the terms and conditions of this Amendment will govern and prevail. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one and the same agreement. Execution and delivery of this Amendment by exchange of facsimile copies bearing the facsimile signature of a Party hereto or electronic email attachments bearing the facsimile or electronic signature of a Party hereto will constitute a valid and binding execution and delivery of this Amendment by such Party in the same manner as an ink-signed original.

Confidential

Confidential

The Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

SQUARE, INC.		MARQETA, INC.

BY:	/s/ David Talach	BY:	/s/ Tripp Faix
NAME: David Talach TITLE: GM, Payments DATE: 5/21/2021		NAME: Tripp Faix TITLE: CFO DATE: 5/20/2021

[***]
[***] [***] [***] DATE: 5/20/2021

Confidential
2

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
ADDENDUM TO MASTER SERVICES AGREEMENT [***]

Marqeta, Inc. (“Marqeta”) 180 Grand Avenue 6th Floor Oakland, CA 94612 For Notices, with a copy to: Attn: Legal Department Email: [***]	[***] (“Client Affiliate”) [***] [***] For Notices, with a copy to: Attn: [***] Email: [***]

Effective Date 5/20/2021	Date of last signature 5/20/2021
This [***] Addendum (this “[***]” or “Addendum”) to the Master Services Agreement dated April 19, 2016 is entered into between Marqeta and Client Affiliate (each a “Party,” and together the “Parties”) as of the Effective Date. Reference is made to Amendment No. 10 dated November 23, 2020 by and between Marqeta and Square, Inc (“Amendment No. 10”). Further, Marqeta and Client Affiliate have entered into Amendment No. 11 dated November 23, 2020 (“Amendment No. 11,” and together with Amendment No. 10 and the Master Services Agreement, the “Agreement”).
Marqeta and Client Affiliate desire to enter into the [***] Addendum for the provision of Marqeta Processing Services (as defined in the Agreement) and [***] Program Management Services (as defined in Schedule B) in support of the [***]. The “[***]” is a Card Program offered by Client Affiliate for [***]. The terms of the Agreement shall be incorporated by reference to this [***].
Any capitalized term used in this Addendum, and not defined herein, shall have the meaning given to such term in the Agreement. In the event of a conflict in relation to the Managed by Marqeta Services between the provisions of the Agreement and this Addendum, the provisions of this Addendum shall prevail.
Upon execution by the Parties below, this [***] Addendum shall become a schedule to, and form part of, the Agreement. All provisions of the Agreement shall remain in full force and effect as between the original Parties thereto.

Marqeta, Inc.		[***]

By: Print: Title: Date:	/s/ Tripp Faix Tripp Faix CFO 5/20/2021	By: Print: Title: Date:	/s/ [***] [***] [***] 5/20/2021

SCHEDULE A - [***] PROGRAM
PROCESSING SERVICES
1. Marqeta’s Obligations.
(a) Services Description. Marqeta shall provide Client Affiliate with: (1) the Processing Services and (2) the [***] Program Management Services (collectively, the “Services”). Marqeta shall be responsible for providing the Services in accordance with Applicable Law and Client Affiliate Instructions (as defined below). Notwithstanding Section 2(a) of this Addendum, Marqeta shall be liable for any act or omission in connection with its provision of the Services that causes Client Affiliate to be in violation or non-compliance with Applicable Law, Client Affiliate Legal Requirements or Card Brand Rules. “Account” means a unique representation of the data and current financial status of a customer account relationship for a Card account under a Card Program, which account is serviced by Marqeta under this [***] Addendum. A “Card” means a prepaid card, debit card, or any other device, technology, or medium that is issued either as a physical card, virtual card, account access device or number containing a primary account number (“PAN”) that is associated with a card account. A “Card Program” means a set of solutions, offerings, and services operated by or on behalf of the Client Affiliate, in connection with which Marqeta provides the Services and Marqeta System under the terms of this [***] Addendum. Marqeta may enhance, revise, upgrade, improve, correct, or issue a new release of all or part of the Services or System (collectively, “Enhancement(s)”) at any time, provided that Marqeta provides notice of the availability and benefits of such Enhancement and the Enhancement does not materially degrade or substantially alter the Services such that Client Affiliate could no longer use such Services without material expenditure of time and resources by Client Affiliate. Marqeta will not charge Client Affiliate for any Enhancement. Except as may be necessary to comply with Applicable Law, Client Affiliate will not be required to use any Enhancement in order to continue use of the Services. If Client Affiliate elects to make use of an Enhancement, then Client Affiliate will be responsible for its own costs and expenses in connection therewith.
(b) Documentation and Onboarding. Marqeta will provide Client Affiliate with user manuals and other information that describes the features, functions, and operations of the Services (“Documentation”). The Documentation can be found on the Marqeta Website, at https://www.marqeta.com/api, and may be modified from time-to-time. A general description of Marqeta’s onboarding services (“Onboarding Services”) is available on the Marqeta Website, at https://www.marqeta.com/marqeta-powered/onboarding-services, and is incorporated into this [***] Addendum and may be modified from time-to-time. Marqeta will provide Onboarding Services to Client Affiliate to facilitate and allow Client Affiliate to install application programming interfaces (“API(s)”), software, or other materials needed to use the Services.
(c) Service Level Agreement. The Service Level Agreement (the “SLA”) is attached as Schedule D.
(d) Marqeta Service Providers. Marqeta may use any entity controlling, controlled by, or under common control with a Marqeta Affiliate or a third party when performing under this Addendum (each, a “Marqeta Service Provider”), provided that (1) such Marqeta Service Provider is bound by confidentiality obligations at least as restrictive as those set forth in this Addendum, (2) such Marqeta Service Provider agrees to comply with all applicable terms and conditions under this Addendum and the Agreement, (3) Marqeta’s use of a Marqeta Service Provider shall not release Marqeta from any duty or liability to fulfill Marqeta’s obligations under this Addendum or the Agreement, and (4) Marqeta shall remain primarily liable for the performance of such Marqeta Service Provider. “Affiliate” means with respect to any Person, each Person who directly or indirectly controls, is controlled by or is under common control with a Party. “Person” means any corporation, company, partnership, firm, joint venture, association, trust government agency, political subdivision, other entity, or individual.
(e) Information Sharing. Marqeta agrees to reasonably cooperate with any request from Client Affiliate for additional information in Marqeta’s possession for the purpose of assisting Client Affiliate in responding to law enforcement requests or filing suspicious activity reports.

2. Client Affiliate’s Obligations.
(a) Use of Services. Client Affiliate will access and use Marqeta Services in accordance with this Addendum, Applicable Law (defined in Section 3(b) below), and the Card Brand Rules (defined in Section 3(c) below). [***]. A “Cardholder” means that person or entity that is issued a Card. Client Affiliate will be solely responsible for compliance with all Applicable Law applicable to the operation of its business, provision of regulatory requirements to enable Marqeta to fulfill its obligations and responsibilities, and its other responsibilities under this Addendum (collectively the “Client Affiliate Legal Requirements”). Subject to Section 1(a), Client Affiliate will [***].
(b) Instructions and Reports. Client Affiliate will provide Marqeta and/or Marqeta Service Providers all materials, information, data, and instructions reasonably required to perform the Marqeta Services (“Client Affiliate Instructions”). Client Affiliate Instructions will be accurate and complete. Marqeta may rely on Client Affiliate Instructions without additional inquiry. Client Affiliate will regularly review Client Affiliate Instructions for accuracy and completeness and will promptly notify Marqeta of any changes or errors in such Client Affiliate Instructions. [***]. “JIT” or “Just In Time” means a method that enables Client Affiliate to automatically authorize or decline Card transactions in real time via Marqeta’s API.
(c) Card Restrictions. Client Affiliate will be responsible for [***].
(d) [***].
(e) Financial Information. Client Affiliate acknowledges that Marqeta’s willingness to make the Services available to Client Affiliate is dependent on [***].
(f) Client Affiliate Service Providers. Client Affiliate may use the services of an Affiliate or any third party in exercising its rights or performing its obligations in connection with this Addendum (each, a “Client Affiliate Service Provider”). If Client Affiliate or any Client Affiliate Service Provider performs any functions related to the Marqeta Services or this Addendum, Client Affiliate will be solely responsible for obtaining all authorizations, licenses, and consents, and for paying all amounts, necessary for the System to interface with Client Affiliate’s systems or those of its Client Affiliate Service Provider.
3. Mutual Obligations
(a) Representations and Warranties. Each Party represents and warrants that at all times (i) it has the requisite corporate power and authority to enter into this [***] Addendum and perform under it, (ii) it is not a party to any other agreement that would hinder its ability to perform its obligations hereunder, and (iii) it is duly qualified and licensed to do business and to carry out its obligations as required by Applicable Law (as defined Section 3(b) below). Except as otherwise expressly provided in this [***] Addendum and to the maximum extent permitted by Applicable Law, neither Party makes any representations, guarantee, conditions or warranties of any kind, nature, or description to the other Party, whether statutory, express, or implied, including any warranty, guarantee, condition or representation of non-infringement, error-free operation, merchantability, or fitness for a particular purpose.
(b) Compliance with Applicable Law. The Parties will perform their respective obligations under this [***] Addendum in a lawful and proper manner in accordance with industry standards. Marqeta may make changes to the Services, the System, or this [***] Addendum to comply with changes to Applicable Law, Card Brand Rules (including PCI DSS, as defined in Section 3(c) below). When this occurs, Marqeta will notify Client Affiliate as soon as reasonably possible. “Applicable Law” means laws, regulations, statutes, codes, rules, orders, licenses, certifications, decrees, standards or written policies, guidelines, directives, or interpretations imposed by any authority, including any Regulator that has or has asserted jurisdiction over the Party or matter in question, that apply to or relate to this [***] Addendum.

(c) Compliance with Card Brand Rules. A “Card Brand” means any operator of a payment card network, such as Visa, Discover, or Mastercard. Each Party will comply with the rules, by-laws, and standards of any applicable Card Brand (“Card Brand Rules”). In addition, each Party will comply with Payment Card Industry Data Security Standards (“PCI DSS”), to the extent applicable to the Party’s performance of its obligations under this [***] Addendum. Upon Marqeta’s request (no more than [***]), Client Affiliate will verify its compliance with PCI DSS, to the extent applicable, and provide the results of the verification to Marqeta in writing.
(d) Security Standards.
(i) Each Party will implement security measures and procedures designed to: (1) ensure the security and confidentiality of Cardholder Data and Transaction Data (as defined in Section 7(b) below), (2) protect against anticipated threats or hazards to the security and integrity of Cardholder Data and Transaction Data, (3) protect against unauthorized access to or use of Cardholder Data and Transaction Data, (4) prevent unauthorized access to or use of the other Party’s system through its systems, and (5) prevent unauthorized access to or use of its own systems.
(ii) No later than [***] following a Party’s written request to the other Party, the receiving Party will (1) permit the requesting Party, either directly or through a third-party service provider, to perform vulnerability scans of the receiving Party’s IP addresses in a manner consistent with industry best practices at a mutually agreed upon time, or (2) provide the requesting Party documentation of the results of scans of the furnishing Party’s IP addresses performed by a scanning vendor approved by the Payment Card Industry Security Standards Council within the last [***]. For purposes of this Addendum, “Business Day(s)” means any day on which national banks are open for business to the general public.
(e) Notice of Security Breach. If either Party becomes aware of any unauthorized access to Cardholder Data, Transaction Data, or the other Party’s Confidential Information (as defined in Section 6(a) below), such Party will immediately notify the compromised Party and describe the circumstances surrounding such unauthorized access. In addition, each Party will promptly, at its own expense, take reasonable steps to minimize the violation and reasonably cooperate with the compromised Party to minimize any damage resulting therefrom.
(f) Examination by Regulator. Each Party shall fully cooperate with each Regulator of the other Party in connection with an examination of such Party by a Regulator as may be required by Applicable Law. Each Party agrees to cooperate with any request of a Regulator that is reasonably necessary for such Regulator to conduct an examination of the other Party.
(g) Audit. Marqeta agrees to share with Client Affiliate any findings, reports or results (“Audit Reports”) generated in connection with an audit or examination of Marqeta’s Services by a Regulator that may have a material impact on Client Affiliate’s compliance obligations, including, but not limited to, [***]. No more than [***] in any [***] and upon at least [***] advance written notice, Client Affiliate reserves the right to engage a third-party auditor (as mutually agreed upon by the Parties) to perform a single audit of Marqeta’s Services and associated compliance programs at Client Affiliate’s expense.
4. Fees and Payment.
(a) Fees. Client Affiliate will pay Marqeta the fees detailed in Amendment No. 11.
(b) Invoice and Payment. Marqeta will invoice Client Affiliate [***] in arrears. Client Affiliate’s payment will be due within [***] of the invoice date. [***].
(c) Invoice Disputes. Client Affiliate may [***].
(d) Card Funding and Settlement. Client Affiliate is responsible for [***].

5. Intellectual Property.
(a) Parties Marks. Each Party (or its Affiliates) owns all right, title, and interest in and to, or has sufficient rights to use, any materials provided by or on its behalf in connection with this Addendum, including but not limited to its names, trademarks, service marks, or logos (“Marks”). Except for the licenses granted under this Addendum, neither Party will have any right, title, interest, or license to the other Party’s Marks. During the Term, each Party grants to the other a [***] exclusively in connection with the Services. The Parties will obtain one another’s prior approval in writing before distributing to the public any marketing or promotional materials that use the other Party’s Marks, except that Marqeta may use Client Affiliate’s Marks without prior consent as strictly necessary to provide the Services, and Marqeta may engage in the Marketing Activities as set forth in Amendment No. 10.
(c) Ownership and License. Marqeta may provide Client Affiliate with project deliverables, plans, Documentation, reports, analyses, and other tangible materials in connection with this Addendum (collectively, the “Deliverables”). Marqeta owns all right, title, and interest, including all intellectual property rights, in and to the Deliverables, the Services, and the System and all derivatives thereof. Marqeta grants to Client Affiliate a [***] exclusively in connection with Client Affiliate’s receipt of the Services.
(d) Enhancements. Marqeta will be the sole and exclusive owner of all intellectual property rights in any Enhancement to the System or Services, including any suggestions, enhancement requests, recommendations or other feedback, and the Parties agree that any such Enhancement will not be a “work made for hire” or a “joint work of authorship” (each as defined under the United States Copyright Act).
6. Confidentiality.
(a) General. Each Party may receive (“Receiving Party”) or otherwise become familiar with Confidential Information about the other Party (“Disclosing Party”). “Confidential Information” means the terms of this Addendum and information about the Disclosing Party’s technology, customer information, business activities, operations, and its trade secrets (as defined under Applicable Law), which are proprietary or confidential. Confidential Information also includes (without limitation) (i) existing or contemplated products, services, designs, technology, processes, technical data, engineering, techniques, methodologies and concepts and any related information, (ii) information relating to business plans, sales or marketing methods and customer lists or requirements of a Party, (iii) all information about current and potential future customers of a Party, and (iv) any material marked or designated “confidential” or which by its nature or the circumstances surrounding its disclosure should reasonably be regarded as confidential. Confidential Information does not include information that a Receiving Party can demonstrate: (1) was in the public domain at the time of disclosure, (2) was in the legal possession of the Receiving Party at the time of disclosure without a duty of confidentiality, or (3) was independently developed by the Receiving Party without reference to the Disclosing Party’s Confidential Information.
(b) Non-Disclosure. The Receiving Party agrees to take all reasonable measures to maintain the confidentiality and secrecy of the Confidential Information of the Disclosing Party and to avoid its disclosure, including all precautions the Receiving Party employs with respect to its confidential materials of a similar nature. Receiving Party may not disclose the Disclosing Party’s Confidential Information to any third party, except: (i) where each Party is the Receiving Party to its Affiliates, and (ii) where Marqeta is the Receiving Party to Marqeta Service Providers for the purpose of providing the Services. In all cases, the Receiving Party must ensure that the third-party recipients do not use or disclose the Confidential Information other than in accordance with the terms of this Addendum. The Receiving Party may also disclose Disclosing Party’s Confidential Information to the extent required by Applicable Law or court order, provided that the Receiving Party uses reasonable efforts to limit such disclosure and to obtain confidential treatment or a protective order and has, to the extent reasonably possible, allowed the Disclosing Party to participate in the proceeding.
7. Data Privacy and Information Security.
(a) No Transfer of Personal Data. The Parties acknowledge that the transfer of Personal Data from Client Affiliate to Marqeta may not be required for the performance of the Services contemplated by this Addendum. “Personal Data” means any information obtained in connection with this Addendum (i) relating to an identified or identifiable natural person, (ii) that can reasonably be used to identify or authenticate an individual, including but not limited to name, contact information, precise location information, persistent identifiers, government-issued identification numbers, passwords, or PINs, financial account numbers and other personal identifiers, or (iii) any information that may otherwise be considered Personal Data or “personal information” under Applicable Law.

(b) Cardholder Data. “Cardholder Data” has the same meaning as cardholder data in the PCI DSS Payment Application Data Security Standards Glossary of Terms, Abbreviations, and Acronyms, which at a minimum, consists of the full primary account number (“PAN”). Cardholder Data may also appear in the form of the full PAN plus any of the following: cardholder name, expiration date and/or service code. “Transaction Data” means any data, except Cardholder Data, about a transaction initiated with a Card. Client Affiliate may use Cardholder Data and Transaction Data it receives through Marqeta to perform obligations in accordance with operating a Card Program and Applicable Law. Marqeta may not use or disclose any Cardholder Data or Transaction Data for any purpose except for: (i) providing and improving the Services, (ii) performing its obligations under this Addendum, (iii) performing fraud screening and verifying identities and information, and (iv) to comply with Applicable Law or Card Brand Rules.
(c) Aggregated Data. Subject to the restrictions in this Section 7(c), Marqeta may use Aggregated Data to the extent not prohibited by Applicable Law. Aggregated Data shall be aggregated on a national or regional basis with data from Marqeta’s other clients and will not include any geographic information about Client. Marqeta (i) shall not sell any Aggregated Data to any Person, and (ii) Marqeta shall ensure that neither Client Affiliate’s identity nor the identity of any of Client Affiliate’s personnel, or any of the foregoing’s relationship to Aggregated Data, is discernible or inferable by any means (either from the data itself or the way it is presented). Marqeta shall never identify Client Affiliate as the source of any Aggregated Data Marqeta uses pursuant to this Section 7(c). If Client Affiliate reasonably believes Marqeta has identified Client Affiliate as the source of the Aggregated Data, Client shall provide Marqeta with notice of such belief, together with reasonable detail, and if applicable, documentation supporting such belief. If Marqeta identifies Client Affiliate as the source of Aggregated Data, Marqeta must stop using such Aggregated Data identifying Client Affiliate for any purpose. Under this Addendum, “Aggregated Data” means de-identified Cardholder Data, Transaction Data, or other information collected by Marqeta in connection with Client Affiliate’s use of the Services that is combined with de-identified data of a similar nature obtained from Marqeta’s other customers.
8. Term and Termination.
(a) Term. The initial term of this Addendum (the “Initial Term”) will begin on the Effective Date and will expire at 11:59 p.m. (Pacific Time) on December 31, 2024. The Initial Term will automatically renew for successive one (1) year renewal terms (each, a “Renewal Term,” and together with the Initial Term, the “Term”), unless either Party provides the other Party with written notice of its intent not to renew at least one hundred eighty (180) days prior to the end of the then-current Term. The fees applicable to any Renewal Term shall be consistent with the fees set forth in Amendment No. 11 of the Agreement, unless otherwise agreed to in writing by the Parties. The “Go Live Date” is the first day of the month following the earlier of the date that Marqeta provides Client Affiliate with production credentials enabling Client Affiliate to run transactions in the production environment, or 120 days from the Effective Date.
(b) Termination for Cause. A Party may terminate this Addendum, upon written notice to the other Party, in the event that the other Party:
(i) Commits a material breach of this Addendum and fails to cure such material breach within thirty (30) days after receipt of notice, provided, that, if such material breach is a non-monetary breach and is not reasonably curable within thirty (30) days, the cure period will be extended so long as the other Party commences such cure within such thirty (30) day period and diligently pursues such cure to completion within ninety (90) days after notice is first provided; or
(ii) Becomes subject to any voluntary or involuntary bankruptcy, insolvency, judicial management, dissolution, reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise) or liquidation proceeding, has a liquidator (including a provisional liquidator), receiver, administrator, administrative receiver, judicial manager, compulsory manager, trustee, agent or other similar officer appointed in respect of it or any of its assets, makes an assignment for the benefit of its creditors, admits its inability to pay its debts as they become due, or any analogous procedure or step is taken in any jurisdiction.

(iii) Marqeta may terminate this Addendum in the event Client Affiliate fails to pay undisputed charges when such payments are due and payable (pursuant to Section 4 above) and fails to cure such material breach within ten (10) days after receipt of notice. Such termination by Marqeta does not prejudice or waive its right to payment or to suspend performance of the Services.
(c) Termination Not for Cause.
(i) A Party may terminate this Addendum on ninety (90) days’ prior written notice, if there is a change in Applicable Law or Card Brand Rules that would have a material adverse impact upon a Party’s ability to perform its obligations under this Addendum. The Party terminating this Addendum will provide such ninety (90) days’ notice of such termination unless otherwise required under Applicable Law or Card Brand Rules.
(ii) Marqeta may terminate this Addendum if directed to do so by a Regulator or Card Brand. Marqeta will provide one hundred eighty (180) days’ notice of such termination unless it is required to provide less notice.
(d) Transition. Any notice of termination by either Party will include a proposed date for initiation of transition, if any. Except for termination of this Addendum by Marqeta for cause or at the direction of a Card Brand or Regulator, Marqeta will provide transition assistance reasonably necessary to transition the accounts for which Marqeta provides the Services to a successor service provider as agreed by the Parties in writing (the “Transition Services”); provided, that, Client Affiliate will be responsible for all costs and expenses in connection with the Transition Services, including any fees earned by Marqeta but not yet paid by Client Affiliate and any fees for the Services during the transition. Any notice of termination by Client Affiliate shall include a proposed date for initiation of Transition Services, if any. The proposed date for completion of Transition Services shall be no fewer than one hundred eighty (180) days following such written notice. If Client Affiliate elects not to receive the Transition Services, the Parties will work in good faith to implement an orderly wind-down of the Services after termination of this Addendum. The wind-down period will not exceed six (6) months.
(e) Effect of Termination. Upon expiration or termination of this Addendum, Client Affiliate will be responsible for the payment of all fees accrued, due, and payable by Client Affiliate up to the later of the date of such expiration or termination or the completion of the transition. If Client Affiliate elects to receive Transition Services, all associated costs will be due and payable no later than the date of completion of the Transition Services. In addition to any other remedies available to Marqeta at law or under this Addendum, Marqeta may, as a continuous right, set off any amounts owed to it against any outstanding amounts owed to Client Affiliate until Client Affiliate’s liability owed to Marqeta under this subsection is fully paid.
(f) Termination Upon Force Majeure. Either Party may terminate a Card Program in compliance with the terms of Section 12(d).
9. Indemnification.
(a) Marqeta Indemnification. Marqeta will indemnify, defend, and hold harmless Client Affiliate from and against all costs, penalties, fees, assessments, and other losses, including reasonable attorneys’ fees (“Damages”), as a result of any third-party claim or cause of action (“Claim”), arising out of, relating to, or alleging: (i) Marqeta’s material breach of this Addendum, (ii) any act or omission by Marqeta in connection with its provision of the Services that causes Client Affiliate to be in violation or non-compliance with Applicable Law, Client Affiliate Legal Requirements or the Card Brand Rules, (iii) Marqeta’s gross negligence, willful misconduct, or fraud in connection with this Addendum, (iv) the gross negligence, willful misconduct, or fraud of any Marqeta Service Provider in connection with this Addendum, or (v) Marqeta’s infringement or alleged infringement of the intellectual property rights of any third party in connection with this Addendum. Marqeta’s indemnification obligations will not apply to any Damages that arise from or relate to (1) solely with respect to indemnification obligations under Section (9)(a)(v), the combination of the Services with any products, services, or materials not supplied by Marqeta, where such combination is not anticipated in Marqeta’s Documentation, (2) any modification to the Services not made by or on behalf of Marqeta, (3) any failure by Client Affiliate to implement any Enhancements to the Services, (4) any use of the Services other than as expressly permitted under this Addendum or the Documentation, or (5) Marqeta’s compliance with any Client Affiliate Instructions or reliance on any data or information received from Client Affiliate or any authorized third party on Client Affiliate’s behalf.
(b) Client Affiliate Indemnification. Client Affiliate will indemnify, defend, and hold harmless Marqeta and its officers, directors, employees, and agents, from and against all Damages as a result of any Claim arising out of, relating to, or alleging: (i) Client Affiliate’s material breach of this Addendum, (ii) the gross negligence, willful misconduct, or fraud of Client Affiliate or any of Client Affiliate’s personnel or Client Affiliate’s customers or retail partners, in connection with this Addendum, (iii) the violation of any Applicable Law or Card Brand Rules by any Client Affiliate’s customers or retail partner in connection with this Addendum, (iv) Client Affiliate’s infringement or alleged infringement of the intellectual property rights of any third party in connection with this Addendum, (v) any fines, fees, penalties, assessments, or other amounts imposed by any Card Brand in connection with this Addendum, (vi) the business or services of Client Affiliate, or, when applicable, any Client Affiliate’s customers, or retail partner. Client Affiliate’s indemnification obligations will not apply to Damages that arise solely from Marqeta’s acts or omissions in connection with its provision of the Services that cause Client Affiliate to be in violation or non-compliance with Applicable Law, Client Affiliate Legal Requirements or the Card Brand Rules.
(c) Procedure. The Party seeking indemnification (“Indemnified Party”) will promptly notify the indemnifying Party (“Indemnifying Party”) in writing of any Claim along with a copy of any papers served. Failure to provide prompt notice of any Claim will not relieve the Indemnifying Party of its indemnification obligations except to the extent such failure materially prejudices the Indemnifying Party in defending the Claim. The Indemnified Party will tender control of the defense and settlement of any such Claim to the Indemnifying Party at the Indemnifying Party’s expense and with the Indemnifying Party’s choice of competent counsel. The Indemnified Party will also cooperate with the Indemnifying Party, at the Indemnifying Party’s expense, in defending or settling such Claim and the Indemnified Party may join in the defense with counsel of its choice at its own expense.
10. Insurance. During the Term and any period during which Transition Services are provided, each Party will maintain in full force and effect, at its own cost and expense, (i) insurance coverage sufficient to cover its potential indemnity or reimbursement obligations, and (ii) an appropriate insurance policy or policies providing coverage in the event of its loss of confidential data, including Cardholder Data and Transaction Data the limit of which will be no less than [***] ([***]) per occurrence or [***] ([***]) aggregate. Each insurance policy will be carried in the name of the Party. A copy of each policy, and any certificates of insurance evidencing the existence of such policy, will be provided to the other Party promptly following such Party’s written or e-mail request. Each insurance policy must be written by insurance carriers that have an A.M. Best rating of “A” or better and will name the other Party as an additional insured. Each Party will promptly provide notice to the other Party in the event of any notice of nonrenewal or cancellation, lapse, or termination of any insurance coverage required under this Addendum.
11. Limitation on Liability.
(a) Except for (i) a Party’s indemnification obligations, (ii) a Party’s breach of its obligations relating to Confidential Information or Client Affiliate’s intentional misuse of Personal Data, (iii) Client Affiliate’s obligations to pay Marqeta the fees under this Addendum (each, an “Excluded Claim”), in no event will either Party or their respective representatives and suppliers, including any Marqeta Service Provider, be liable to the other Party, whether in contract, tort (including breach of warranty, negligence, or strict liability), or otherwise, for any loss of revenue, loss of profit, loss of business opportunity, loss of cost savings, loss of goodwill, loss of opportunity, cost of substitute facilities or equipment, downtime costs, loss or corruption of data or claims of third parties or any other indirect, incidental, consequential, special, exemplary, or punitive damages regardless of whether such Party knew or should have known of the possibility of such damages.
(b) Except for an Excluded Claim, or a Party’s payment obligations under this Addendum, a Party’s total cumulative liability to the other Party will not exceed the aggregate fees earned by Marqeta during the twelve (12) months immediately preceding the date on which the issue giving rise to a Party’s liability under this Addendum occurred.

(c) Notwithstanding anything to the contrary in this Addendum, neither Party will be in breach of this Addendum or otherwise responsible or liable for non-performance of its obligations to the extent such non-performance is attributable to (i) a breach by the other Party of its obligations under this Addendum, (ii) the other Party’s failure to cooperate with and perform activities reasonably required on a timely basis, (iii) in the case of Marqeta, on information and Client Affiliate Instructions provided by Client Affiliate in accordance with Section 2(b) above. In the event of the foregoing, Marqeta will be excused from any resulting delays in performing the Services and be entitled to an equitable adjustment in the SLA. Further, Marqeta will not be responsible to Client Affiliate for any claims by Client Affiliate or third parties arising from or relating to the failure of any third-party software, hardware, communications devices, Internet services, e-mail systems, or other systems or functions.
(d) No action, regardless of form, arising out of any claimed breach of this Addendum or the Services may be brought by either Party more than [***] after discovery of the breach.
(e) Each Party has a general duty to mitigate any losses suffered by such Party, including through the enforcement of its agreements with third parties.
12. General.
(a) Governing Law and Jurisdiction. California law shall govern this Addendum without giving effect to conflicts of laws principles. Alameda County, California is the exclusive jurisdiction and venue for all disputes arising out of this Addendum. THE PARTIES WAIVE ANY RIGHT TO A TRIAL BY JURY.
(b) Dispute Resolution Process. In the event of a dispute between the Parties under this Addendum, the Parties will first attempt in good faith to resolve the dispute by negotiation between themselves, including at least [***].
(c) Assignment. Neither Party may assign any rights or obligations under this Addendum without the other Party’s prior written consent, which may not be unreasonably withheld; provided that either Party without such consent may assign this Addendum to an Affiliate. This Addendum will bind and inure to the benefit of the Parties and their respective successors and permitted assigns.
(d) Force Majeure. Except for delays in payment, if the performance of this Addendum or any obligation hereunder is prevented, restricted, or interfered with by any act or condition whatsoever beyond the reasonable control of the affected Party, the Party so affected, upon giving prompt notice to the other Party, will be excused from such performance, except for the making of payments hereunder, to the extent of such prevention, restriction, or interference.
(e) Amendments; Waivers. No amendment to this Addendum will be valid unless in writing and signed by an authorized representative of each Party. The failure of either Party to insist on performance of any provision of this Addendum will not be construed as a waiver of such provision, and no waiver will be effective or enforceable unless signed by the Party against which such waiver will be enforced.
(f) Severability. If any provision of this Addendum conflicts with the law under which this Addendum is to be construed or is held invalid by a court of competent jurisdiction, that provision will be deemed to be restated to reflect, as nearly as possible, the original intentions of the Parties and the remainder of this Addendum will remain in full force and effect.
(g) Rights of Third Parties. This Addendum is between, and may be enforced only by, Client Affiliate and Marqeta and will not create any rights in third parties.
(h) Cumulative Remedies. Except as otherwise expressly provided in this Addendum, all remedies provided for in this Addendum will be cumulative and in addition to, and not in lieu of, any other remedies available to either Party at law, in equity, or otherwise.

(i) Notices. All notices under this Addendum shall be in writing, including via email. Each Party shall send notices to the other Party at the address or email address set forth in the table on page 1 or such other address or email address as either Party may specify in writing. Notices to Marqeta must also be addressed to the Legal Department.
(j) Counterparts. This [***] Addendum may be executed in counterparts.
(k) Relationship of the Parties. Nothing in this [***] Addendum is intended to, or will, create a partnership, or joint venture, or agency relationship between the Parties.
(l) Survival. The provisions of this [***] Addendum that by their nature or terms are intended to survive the expiration or termination of this [***] Addendum shall survive its expiration or termination.
(m) Entire Agreement. This [***] Addendum and the Agreement represent the Parties’ entire agreement and supersedes any and all prior written or oral communications, agreements, or understandings.

SCHEDULE B – SUPPLEMENTAL TERMS AND CONDITIONS
[***] Program Management Services
Marqeta shall provide Client Affiliate with certain program management services in connection with [***], which include, but are not limited to:
[***]

SCHEDULE C – [***]
[***]

SCHEDULE D – SERVICE LEVEL AGREEMENT

1)	Capitalized terms that are not defined herein are defined as set forth in the Agreement or Addendum.

2)	Performance Standard. The Performance Standard is a [***] Transaction Success Rate of [***] (rounded) or greater in a [***]. [***]:
[***]

3)	Performance Standard Credits. In the event that Marqeta does not meet the Performance Standard in a [***] and Client Affiliate experienced [***], Marqeta will pay Client Affiliate [***]:
[***].

4)	Service Reporting. In order to receive any Performance Standard Credits, Client Affiliate must report a failure to meet the Performance Standard to Marqeta via [***].

5)	API Response Time Performance Target. The API Response Performance Target is [***].

6)
Planned Outages. Marqeta will notify Client Affiliate of scheduled downtime for maintenance or upgrades at least [***] in advance (“Scheduled Maintenance”). Scheduled Maintenance will not exceed more than [***] per [***]. Measurement of Marqeta’s compliance with the Performance Standard shall exclude any Scheduled Maintenance.

7)	Technical Support. Technical support incidents will be addressed as follows:

a)	Technical Support Response Time Performance Target. Client Affiliate will notify Marqeta via [***].

i)

Severity Level 0/1 – Marqeta resources will initially respond within [***] of notice from Client Affiliate of the incident and will ensure continuous support to resolve all Severity Level 0/1 incidents. Marqeta will promptly (1) advise Client Affiliate of the status of remedial efforts being undertaken with respect to such incident; (2) implement a temporary workaround and/or correct the cause of the incident; and (3) report to Client Affiliate on the root cause(s) of such incident.

ii)

Severity Level 2/3 – Marqeta resources will initially respond within [***] of notice from Client Affiliate of the incident and will work to resolve Severity Level 2/3 incidents in order of their priority.

b)	Severity Level Descriptions. [***].

i)	Severity Level 0 – [***].

ii)	Severity Level 1 – [***].

iii)	Severity Level 2 – [***].

iv)	Severity Level 3 – [***].
8) [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
9) [***].
10) [***].

FORM OF CHANGE ORDER

Marqeta Inc. 180 Grand Avenue, 6th Floor Oakland, CA 94612	{Client Affiliate Legal Name} {Client Affiliate Address}

[***] Addendum Effective Date	{As set forth in [***] Addendum}

Change Order Effective Date	{“TBD”}
Client Affiliate wishes to amend or add one or more terms to the [***] Addendum and the Parties are executing this change order (“Change Order”) to document those changes. The Parties agree as follows:
1. Additional Onboarding Services. Marqeta will provide additional Onboarding Services to Client Affiliate as necessary to implement the additional Services.
2. Addendum to Schedule [X]. The Parties agree to [update the Master Services Agreement with (describe the update e.g. include additional fees for expedited services)].

Marqeta By: ___________________________ Print: __________________________ Title: __________________________	Client Affiliate By: ___________________________ Print: __________________________ Title: __________________________

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

Master Services Agreement
CHANGE ORDER

Marqeta, Inc. (“Marqeta”) 180 Grand Avenue 6th Floor Oakland, CA 94612	Block, Inc. (formerly known as Square, Inc.) (“Client”) 1455 Market Street Suite 600 San Francisco, CA 94103
Master Services Agreement Effective Date	April 19, 2016
Change Order #14 Effective Date	Date of last signature

Client wishes to amend or add one or more terms or Services to the Agreement, as amended from time to time, by executing this change order (“Change Order”) to document those changes. Capitalized terms which are not defined herein shall be defined as set forth in the Agreement.

The Parties agree as follows:

1. Additional Services. Marqeta will provide the following additional Services for the Cash App Program:

•[***]

2. Additional Onboarding Services. Marqeta will provide additional Onboarding Services to Client as necessary to implement the additional Services for the Cash App Program.

3. Schedule D, “Fees – Program Setup & Processing Services”: [***] Pricing Terms for Cash App Program. Beginning on the first day of the month following the Change Order #14 Effective Date, the fees set forth below shall apply solely with respect to the Cash App Program:

[***] Processing Fees
[***]	Description	Unit	Price
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Upon the availability of [***] Services to Client, Marqeta will [***].
Such [***] fees will be allocated to Client using either (A) [***] or (B) [***].

4. This Change Order and the Agreement, as previously amended, constitute the entire agreement between the Parties and supersede any other agreements between the Parties regarding the subject matter hereof.

Marqeta, Inc. By: _/s/ Salman Syed_________ Print: _Salman Syed__________ Title: _SVP/GM, North America Date: _January 27, 2022_______	Block, Inc. By: _/s/ Jim Esposito___________ Print: _Jim Esposito____________ Title: _Operations Lead, Cash App Date: _January 27, 2022_________

AMENDMENT NO. 14 TO MASTER SERVICES AGREEMENT
This Amendment No. 14 to Master Services Agreement (this “Amendment”) is entered into on the date of the last signature below (the “Addendum Implementation Date”) ”) by and between Block, Inc. (Formerly Square Inc.), a Delaware corporation, whose principal address is 1455 Market Street Suite 600, San Francisco, CA 94103 (“Client”), Square Canada, Inc. an Ontario corporation with registered address at 119 King Street West, Ste. 400, Kitchener, Ontario, N2G 1A7, Canada (“CA Client Affiliate”) and Squareup Europe Limited, a private limited company with registered address 6th Floor, One London Wall, London EC2Y 5EB (“UK Client Affiliate”) on the one hand, and Marqeta, Inc., a Delaware corporation, whose principal address is 180 Grand Avenue, 6th Floor, Oakland, CA 94612 on the other hand (hereinafter “Marqeta”, and together with Client, CA Client Affiliate, and UK Client Affiliate, the “Parties”), and amends the Master Services Agreement between Client, CA Client Affiliate and Marqeta dated April 19, 2016 as amended by:
- the Amendment No. 1 to Master Services Agreement dated September 1, 2016,
- Amendment No. 2 to Master Services Agreement dated October 18, 2016,
- the Letter Addendum dated December 24, 2016,
- Amendment No. 3 to Master Services Agreement executed by Client on or about June 30, 2017,
- Amendment No. 4 to Master Services Agreement executed by Client on or about August 2, 2017,
- Amendment No. 5 to Master Services Agreement dated October 1, 2017,
- Amendment No. 6 to Master Services Agreement dated April 1, 2018,
- Amendment No. 7 to Master Services Agreement dated June 6, 2019,
- Amendment No. 8 to Master Services Agreement dated September 20, 2019,
- Amendment No. 9 to Master Services Agreement dated February 7, 2020,
- Amendment No. 10 to Master Services Agreement dated November 18, 2020,
- Amendment No. 11 to Master Services Agreement dated November 18, 2020,
- Amendment No. 12 to Master Services Agreement dated March 13 2021,
- the Addendum to Master Services Agreement - Canada, dated 20 May 2021, and
- Amendment No 13 to Master Services Agreement dated May 21, 2021.
(the “Original Agreement”).
Capitalized terms used herein and not otherwise defined will have the meaning ascribed to them in the Original Agreement.
A.Marqeta and Client entered into the Original Agreement dated April 19, 2016, later amended to include the CA Client Affiliate through Amendment No. 11 to the Original Agreement dated November 18 2020.
B.Marqeta, Client and CA Client Affiliate agree to amend certain provisions in the Original Agreement, including the addition of UK Client Affiliate as a Party to the Original Agreement; and,
C.UK Client Affiliate intends to operate a Card Program in the United Kingdom (the “UK Business”), and desires to formalize the terms in connection with the UK Business, as set forth herein.
The Parties agree as follows:
1. Definitions.

(a) Unless otherwise defined in this Amendment, all capitalized terms appearing in this Amendment shall have the meaning ascribed thereto in the Original Agreement.

(b) Schedule C, “Definitions,” is amended to add or modify (to the extent already existing) the following definitions:

“Square Card UK Program” has the meaning as ascribed to it in Section 4 of this Amendment.

“Square Card Program” shall include the Square Card Canada Prepaid Card Program, and Square Card UK Program (as defined below).

2. UK Client Affiliate. The preamble of the Original Agreement shall be amended effective as of the UK Amendment Effective Date to include UK Client Affiliate, an Affiliate of Block, Inc., as a Party to the Agreement solely with respect to the UK Card Program. UK Client Affiliate shall be subject to the same rights and obligations of Client set forth in the Agreement solely as they relate to the Square Card UK Program.

3. [***]

4. Extension of Initial Term. Section 3(a) of Schedule A, “Program Terms,” is amended to add the following as an additional paragraph: The Initial Term, with respect to the Square Card UK Program, will begin on the UK Amendment Effective Date and will expire on the last day of the month that is 36 months from the UK Amendment Effective Date, unless terminated earlier in accordance with the Original Agreement (the “Initial UK Term”). The Initial UK Term shall automatically renew for an unlimited number of one (1) year renewal terms (each, a “Renewal UK Term ”) unless one Party provides the other with written notice of its intent to terminate not less than one hundred and twenty (120) days prior to the end of the then-current Initial UK Term or Renewal UK Term. The Initial UK Term and any subsequent Renewal UK Term shall comprise the “Term” of the Original Agreement solely with respect to the Square Card UK Program.

5. This Amendment and the Original Agreement set forth the Parties’ entire agreement with respect to the subject matter thereof. Except as expressly amended or modified herein, the Original Agreement is hereby ratified and remains in full force and effect. In the event of a conflict between any term or condition set forth in this Amendment and the Original Agreement, the terms and conditions of this Amendment will govern and prevail. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one and the same agreement. Execution and delivery of this Amendment by exchange of facsimile copies bearing the facsimile signature of a party hereto or electronic email attachments bearing the facsimile or electronic signature of a party hereto will constitute a valid and binding execution and delivery of this Amendment by such party in the same manner as an ink-signed original.

The Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

Block, Inc.	Marqeta, Inc.
By: Name: Title: Date:	By: Name: Title: Date:
Square Canada, Inc.	Squareup Europe Limited
By: Name: Title: Date:	By: Name: Title: Date:

ADDENDUM TO MASTER SERVICES AGREEMENT –
UK REGIONAL ADDENDUM

Marqeta, Inc. (“Marqeta”) 180 Grand Avenue 6th Floor Oakland, CA 94612 For Notices, with a copy to: Attn: Legal Department Email: [***]	Squareup Europe Limited (“UK Client Affiliate”) 6th Floor, One London Wall, London E2Y 5EB For Notices, with a copy to: Attn: Legal Department Email: [***]
UK Addendum Effective Date	Date of last signature below

This United Kingdom (“UK”) Regional Addendum (this “UK Addendum”) to the Master Services Agreement, as amended, dated April 19, 2016 (the “Agreement”) is entered into between Marqeta and UK Client Affiliate (each a “Party,” and together the “Parties”) as of the UK Addendum Effective Date. Any capitalized term used in this UK Addendum, and not defined herein, shall have the meaning given to such term in the Agreement.

Marqeta and UK Client Affiliate desire to enter into the UK Addendum for the provision of Marqeta Processing Services (as defined in the Agreement) and UK Program Management Services (as defined in Schedule B) in support of the "Square Card UK Program". The Square Card UK Program is a Card Program planned by the UK Client Affiliate for a prepaid business card in the UK.

The provisions of the Agreement shall be incorporated by reference to this UK Addendum, with references to Client understood to mean UK Client Affiliate for purposes of this UK Addendum. The provisions of this UK Addendum are applicable to the Services (as such term is defined in Schedule A, Clause 1(a)) in the UK only and amend or add to the provisions of the Agreement insofar as they relate to the Services provided in the UK. In the event of a conflict in relation to the Services in the UK between the provisions of the Agreement and this UK Addendum, the provisions of this UK Addendum shall prevail.

Upon execution by the Parties below, this UK Addendum shall become a schedule to, and form part of, the Agreement. All Provisions of the Agreement shall remain in full force and effect between the original Parties thereto. In the event of a conflict in relation to the Services in the UK between the provisions of the Agreement and this UK Addendum, the provisions of this UK Addendum shall prevail.

Upon execution by the Parties below, this UK Addendum shall become a schedule to, and form part of, the Agreement. All provisions of the Agreement shall remain in full force and effect as between the original Parties thereto.

Marqeta, Inc. By: ______________________ Print: ____________________ Title: ____________________ Date: ____________________	Squareup Europe Limited By: ______________________ Print: ____________________ Title: ____________________ Date: ____________________

SCHEDULE A – Square Card UK PROGRAM PROCESSING SERVICES

1. Marqeta’s Obligations.
(a) Services Description. Marqeta shall provide the UK Client Affiliate with: (i) the Processing Services and (ii) the UK Program Management Services in the UK (collectively, the “Services”). Marqeta shall be responsible for providing the Services in accordance with Applicable Law and UK Client Affiliate Instructions (as defined below). [***]. “Account” means a unique representation of the data and current financial status of a customer account relationship for a Card account under the Card Program, which account is serviced by Marqeta under this UK Addendum. A “Card” means a prepaid card, debit card, or any other device, technology, or medium that is issued either as a physical card, virtual card, account access device or number containing a primary account number (“PAN”) that is associated with an Account. A “Card Program” means a set of solutions, offerings, and services operated by or on behalf of the Client Affiliate, in connection with which Marqeta provides the Services and Marqeta System under the terms of this UK Addendum. Marqeta may enhance, revise, upgrade, improve, correct, or issue a new release of all or part of the Services or System (collectively, “Enhancement(s)”) at any time, provided that Marqeta provides notice of the availability and benefits of such Enhancement, and the Enhancement does not materially degrade or substantially alter the Services such that UK Client Affiliate could no longer use such Services without material expenditure of time and resources by UK Client Affiliate. Marqeta will not charge the UK Client Affiliate for any Enhancement. Except as may be necessary to comply with Applicable Law, UK Client Affiliate will not be required to use any Enhancement in order to continue use of the Services. If UK Client Affiliate elects to make use of an Enhancement, then UK Client Affiliate will be responsible for its own costs and expenses in connection therewith.
(b) Documentation and Onboarding. Marqeta will provide the UK Client Affiliate with user manuals and other information that describes the features, functions, and operations of the Services (“Documentation”). The Documentation can be found on the Marqeta Website, at https://www.marqeta.com/docs/developer-guides, and may be modified from time-to-time. A general description of Marqeta’s onboarding services (“Onboarding Services”) is available on the Marqeta Website, at https://www.marqeta.com/marqeta-powered/onboarding-services, and is incorporated into this UK Addendum and may be modified from time-to-time. Marqeta will provide Onboarding Services to UK Client Affiliate to facilitate and allow UK Client Affiliate to install application programming interfaces (“API(s)”), software, or other materials needed to use the Services.
(c) Service Level Agreement. The Service Level Agreement (the “SLA”) is attached as Schedule D.
(d) Marqeta Service Providers. Marqeta may use any entity controlling, controlled by, or under common control with a Marqeta Affiliate or a third party when performing under this UK Addendum (each, a “Marqeta Service Provider”), provided that (i) such Marqeta Service Provider is bound by confidentiality obligations at least as restrictive as those set forth in this UK Addendum, (ii) such Marqeta Service Provider agrees to comply with all applicable terms and conditions under this UK Addendum and the Agreement, (iii) Marqeta’s use of a Marqeta Service Provider shall not release Marqeta from any duty or liability to fulfill Marqeta’s obligations under this UK Addendum or the Agreement, and (iv) Marqeta shall remain primarily liable for the performance of such Marqeta Service Provider. “Person” means any corporation, company, partnership, firm, joint venture, association, trust government agency, political subdivision, other entity, or individual.
(e) Information Sharing. Marqeta agrees to reasonably cooperate with any request from the UK Client Affiliate for additional information in Marqeta’s possession for the purpose of assisting the UK Client Affiliate in responding to law enforcement requests or filing suspicious activity reports.
2. UK Client Affiliate’s Obligations.

(a) Use of Services. UK Client Affiliate will access and use Marqeta Services in accordance with this UK Addendum, Applicable Law (defined in Section 3(b) below), and the Card Brand Rules (defined in Section 3(c) below). For Card Programs under this UK Addendum, UK Client Affiliate will perform its responsibilities as set forth in the Responsibility Matrix in Schedule C-2 and subject to Section 1(a), will be solely responsible for the regulatory compliance and program management of each Card Program, including designing and facilitating the marketing and advertising of each Card Program, creating applicable Cardholder agreements, providing required customer service, Card dispute resolution services, and Card Program due diligence. A “Cardholder” means that person or entity that is issued a Card. UK Client Affiliate will be solely responsible for compliance with all Applicable Law applicable to the operation of its business, provision of regulatory requirements to enable Marqeta to fulfill its obligations and responsibilities, and its other responsibilities under this UK Addendum (collectively the “UK Client Affiliate Legal Requirements”). Subject to Section 1(a), UK Client Affiliate will bear the risk and cost of compliance with UK Client Affiliate Legal Requirements, credit losses, load failures due to UK Client Affiliate’s acts or omissions, chargebacks, fraud or any other losses on the Cards serviced by Marqeta pursuant to this UK Addendum (collectively, “Card Losses”). Except as set forth in Section 1(a), Marqeta will have no responsibility or liability for regulatory compliance, program management, any Card Loss, or disputes related thereto.

(b) Instructions and Reports. UK Client Affiliate will provide Marqeta and/or Marqeta Service Providers all materials, information, data, and instructions reasonably required to perform the Marqeta Services (“UK Client Affiliate Instructions”). UK Client Affiliate Instructions will be accurate and complete. Marqeta may rely on UK Client Affiliate Instructions without additional inquiry. UK Client Affiliate will regularly review UK Client Affiliate Instructions for accuracy and completeness and will promptly notify Marqeta in writing or via email of any changes or errors in such UK Client Affiliate Instructions. If UK Client Affiliate Instructions include enabling Commando Mode, UK Client Affiliate is responsible for all such transactions relating to the Cards, including any losses or complaints. “Commando Mode” is an optional feature pursuant to which the System makes authorization decisions based on business rules pre-defined by UK Client Affiliate in the event that UK Client Affiliate fails to respond to a JIT authorization request. “JIT” or “Just In Time” means a method that enables the UK Client Affiliate to automatically authorize or decline Card transactions in real time via Marqeta’s API.
(c) Card Restrictions. UK Client Affiliate will be responsible for establishing, implementing, and enforcing any restrictions or controls on Cards (e.g., spending limits for Cards, restricting the merchants or merchant types at which Cards may be used). Marqeta shall provide assistance and support as reasonably requested for establishing, implementing and enforcing restrictions or controls on Cards.
(d) Export Restrictions. UK Client Affiliate will not export or re-export, or knowingly permit the export or re-export of, the Services, the System, Cards, Documentation, or any other technical information about or incorporated in the Services, the System, or Cards to any country outside of the UK, unless UK Client Affiliate has obtained Marqeta’s prior written consent and the applicable export license(s).
(e) Financial Information. UK Client Affiliate acknowledges that Marqeta’s willingness to make the Services available to UK Client Affiliate is dependent on [***],consistent with such requirements as historically requested by Marqeta. UK Client Affiliate will notify Marqeta as soon as reasonably possible if there is a material change to its financial state or ownership.
(f) UK Client Affiliate Service Providers. UK Client Affiliate may use the services of an Affiliate or any third party in exercising (or otherwise receiving) its rights or performing its obligations in connection with this UK Addendum (each, a “UK Client Affiliate Service Provider”). If UK Client Affiliate or any UK Client Affiliate Service Provider performs any functions related to the Marqeta Services or this UK Addendum, or accesses the Services, the System, Cards, Documentation or any other technical information about or incorporated in the Services, UK Client Affiliate will be solely responsible for (i) obtaining all authorizations, licenses, and consents, and for paying all amounts, necessary for the System to interface with UK Client Affiliate’s systems or those of its UK Client Affiliate Service Provider.
(g) Payment Services Laws. UK Client Affiliate represents and warrants to Marqeta that it is not a payment service user being an individual acting for any non-business purposes, charity or micro-enterprise as defined in the Second Payment Services Directive 2015/2366/EC (“PSD2”) and UK Client Affiliate undertakes to notify Marqeta immediately if this changes.

3. Mutual Obligations
(a) Representations and Warranties. Each Party represents and warrants that at all times (i) it has the requisite corporate power and authority to enter into this UK Addendum and perform under it, (ii) it is not a party to any other agreement that would hinder its ability to perform its obligations hereunder, and (iii) it is duly qualified and licensed to do business and to carry out its obligations as required by Applicable Law (as defined Section 3(b) below). Except as otherwise expressly provided in this UK Addendum and to the maximum extent permitted by Applicable Law, neither Party makes any representations, guarantee, conditions or warranties of any kind, nature, or description to the other Party, whether statutory, express, or implied, including any warranty, guarantee, condition or representation of non-infringement, error-free operation, merchantability, or fitness for a particular purpose.
(b) Compliance with Applicable Law. The Parties will perform their respective obligations under this UK Addendum in a lawful and proper manner in accordance with industry standards and Applicable Law and Card Brand Rules (including PCI DSS, as defined in Section 3(c) below). Marqeta may make changes to the Services, the System, or this UK Addendum to comply with changes to Applicable Law and Card Brand Rules (including PCI DSS). When this occurs, Marqeta will notify the UK Client Affiliate as soon as reasonably possible. “Applicable Law” means laws, regulations, statutes, codes, rules, orders, licenses, certifications, decrees, standards or written policies, guidelines, directives, or interpretations imposed by any authority, including any Regulator that has or has asserted jurisdiction over the Party or matter in question, that apply to or relate to this UK Addendum.
(c) Compliance with Card Brand Rules. A “Card Brand” means any operator of a payment card network, such as Visa, Discover, or Mastercard. Each Party will comply with the rules, by-laws, and standards of any applicable
Card Brand (“Card Brand Rules”). In addition, each Party will comply with Payment Card Industry Data Security Standards 3.2.1 or newer (“PCI DSS”), and SOC and/or ISO 27001 regulatory requirements, to the extent applicable to the Party’s performance of its obligations under this UK Addendum. Upon Marqeta’s request (no more than once per [***] period), the UK Client Affiliate will verify its compliance with PCI DSS, to the extent applicable, and provide the results of the verification to Marqeta in writing.

(d) Security Standards.

(i) Each Party will implement security measures and procedures designed to: (1) ensure the security and confidentiality of Cardholder Data and Transaction Data (as defined in Section 7(b) below), (2) protect against anticipated threats or hazards to the security and integrity of Cardholder Data and Transaction Data, (3) protect against unauthorized access to or use of Cardholder Data and Transaction Data, (4) prevent unauthorized access to or use of the other Party’s system through its systems, and (5) prevent unauthorized access to or use of its own systems.

(ii) No later than [***] following a Party’s written request to the other Party, the receiving Party will (1) permit the requesting Party, either directly or through a third-party service provider, to perform vulnerability scans of the receiving Party’s IP addresses in a manner consistent with industry best practices at a mutually agreed upon time, or (2) provide the requesting Party documentation of the results of scans of the furnishing Party’s IP addresses performed by a scanning vendor approved by the Payment Card Industry Security Standards Council within the last [***]. For purposes of this UK Addendum, “Business Day(s)” means any day on which national banks are open for business to the general public in London, England.

(e) Notice of Security Breach. If either Party becomes aware of any unauthorized access to Cardholder Data, Transaction Data, or the other Party’s Confidential Information (as defined in Section 6(a) below), such Party will [***] notify the compromised Party and describe the circumstances surrounding such unauthorized access. In addition, each Party will promptly, at its own expense, take reasonable steps to minimize the violation and reasonably cooperate with the compromised Party to minimize any damage resulting therefrom. Notifications to Marqeta shall be made [***]; notifications to Client shall be made to [***].

(f) Examination by Regulator. Each Party shall fully cooperate with each Regulator of the other Party in connection with an examination of such Party by a Regulator as may be required by Applicable Law. Each Party agrees to cooperate with any request of a Regulator that is reasonably necessary for such Regulator to conduct an examination of the other Party.

(g) Audit. Unless prohibited by Applicable Law, or the actions or requirements of a Regulator, or the information is subject to public disclosure as required by Applicable Law, Marqeta agrees to [***].

4. Fees and Payment.

(a) Fees. UK Client Affiliate will pay Marqeta the fees detailed in Schedule C.

(b) Invoice and Payment. Marqeta will invoice UK Client Affiliate [***] in arrears. UK Client Affiliate’s payment will be due within [***] of the invoice date. Any undisputed amounts not paid by their due date will incur interest until paid, at the monthly rate of [***], prorated for any partial [***].

(c) Invoice Disputes. [***]. Marqeta may cease performing the Services until the UK Client Affiliate has met its obligations under this Section 4(c).

(d) Card Funding and Settlement. UK Client Affiliate is [***].

(e) Taxes. “Taxes” means any taxes, including sales, use, value-added, goods and services, consumption, or other similar taxes, telecommunications taxes, withholding taxes, duties, levies, fees, excises, or tariffs impose by any federal, state, foreign, provincial or local government taxing authority, other than taxes imposed on net income, franchise taxes, and net worth taxes. Amounts due under this Agreement are exclusive of Taxes. If a Party receiving a payment hereunder (“Payee”) is legally obligated to collect applicable Taxes, such Taxes shall be calculated by Payee based on the taxable fees payable for the relevant period (by location, if applicable), and separately stated on a valid, accurate and complete invoice for that period which meets the applicable taxing authority invoicing requirements. The Party making such payment hereunder (“Payor”) shall pay the correct and undisputed invoice unless Payor provides Payee with a tax exemption certificate or any other additional documentation that satisfies the requirements to establish that the otherwise applicable Taxes are not required to be charged. Payor will not be responsible for any other taxes, assessments, duties, permits, tariffs, fees or other charges of any kind

Throughout the Term of this Agreement, each party shall provide the other party with any forms, documents, or certifications as may be required by such party to satisfy any information reporting or withholding tax obligations with respect to any payments under this Agreement. Either party may be obligated under applicable law to report certain information to tax and revenue authorities (“Tax Information”) and/or to the other party with respect to amounts payable to such party under this Agreement.

Prior to payment, Payee shall provide Payor with the necessary tax forms and documentation to complete any applicable Tax Information reporting and recertify such documentation from time to time, as may be required by Applicable Law. The Parties acknowledge and agree that Payor will report to the applicable tax or revenue authorities the required Tax Information (including the total amount of payments paid to Payee during a relevant reporting period). Payee is solely responsible for ensuring that the information contained in Payee’s tax forms and documentation provided to Payor is current, complete and accurate

[***].

5. Intellectual Property.

(a) Parties Marks. Each Party (or its Affiliates) owns all right, title, and interest in and to, or has sufficient rights to use, any materials provided by or on its behalf in connection with this UK Addendum, including but not limited to its names, trademarks, service marks, or logos (“Marks”). Except for the licenses granted under this UK Addendum, neither Party will have any right, title, interest, or license to the other Party’s Marks. [***].

(c) Ownership and License. Marqeta may provide the UK Client Affiliate with project deliverables, plans, Documentation, reports, analyses, and other tangible materials in connection with this UK Addendum (collectively, the “Deliverables”). Marqeta owns all right, title, and interest, including all intellectual property rights, in and to the Deliverables, the Services, and the System and all derivatives thereof. Marqeta grants to UK Client Affiliate a royalty-free, non-exclusive, non-transferable, non-sublicensable, limited right and license to use the Deliverables, the Services, and the System exclusively in connection with UK Client Affiliate’s receipt of the Services.

(d) Enhancements. Marqeta will be the sole and exclusive owner of all intellectual property rights in any Enhancement to the System or Services, including any suggestions, enhancement requests, recommendations or other feedback, and the Parties agree that any such Enhancement will not be a “work made for hire” or a “joint work of authorship” (each as defined under Applicable Law).

6. Confidentiality.

(a) General. Each Party may receive (“Receiving Party”) or otherwise become familiar with Confidential Information about the other Party (“Disclosing Party”). “Confidential Information” means the terms of this UK Addendum and information about the Disclosing Party’s technology, customer information, business activities, operations, and its trade secrets (as defined under Applicable Law), which are proprietary or confidential. Confidential Information also includes (without limitation) (i) existing or contemplated products, services, designs, technology, processes, technical data, engineering, techniques, methodologies and concepts and any related information, (ii) information relating to business plans, sales or marketing methods and customer lists or requirements of a Party, (iii) all information about current and potential future customers of a Party, and (iv) any material marked or designated “confidential” or which by its nature or the circumstances surrounding its disclosure should reasonably be regarded as confidential. Confidential Information does not include information that a Receiving Party can demonstrate: (1) was in the public domain at the time of disclosure, (2) was in the legal possession of the Receiving Party at the time of disclosure without a duty of confidentiality, or (3) was independently developed by the Receiving Party without reference to the Disclosing Party’s Confidential Information.

(b) Non-Disclosure. The Receiving Party agrees to take all reasonable measures to maintain the confidentiality and secrecy of the Confidential Information of the Disclosing Party and to avoid its disclosure, including all precautions the Receiving Party employs with respect to its confidential materials of a similar nature. Receiving Party may not disclose the Disclosing Party’s Confidential Information to any third party, except: (i) where each Party is the Receiving Party to its Affiliates, and (ii) where Marqeta is the Receiving Party to Marqeta Service Providers for the purpose of providing the Services. In all cases, the Receiving Party must ensure that the third-party recipients do not use or disclose the Confidential Information other than in accordance with the terms of this UK Addendum. The Receiving Party may also disclose Disclosing Party’s Confidential Information to the extent required by Applicable Law, court order, or tax compliance reporting purposes, provided that the Receiving Party uses reasonable efforts to limit such disclosure and to obtain confidential treatment or a protective order and has, to the extent reasonably possible, allowed the Disclosing Party to participate in the proceeding.

7. Data Privacy and Information Security.

(a) No Transfer of Personal Data. The Parties acknowledge that the transfer of Personal Data from UK Client Affiliate to Marqeta may not be required for the performance of the Services contemplated by this UK Addendum. “Personal Data” means any information obtained in connection with this UK Addendum (i) relating to an identified or identifiable natural person, (ii) that can reasonably be used to identify or authenticate an individual, including but not limited to name, contact information, precise location information, persistent identifiers, government-issued identification numbers, passwords, or PINs, financial account numbers and other personal identifiers, or (iii) any information that may otherwise be considered Personal Data or “personal information” under Applicable Law.

(b) Cardholder Data. “Cardholder Data” has the same meaning as cardholder data in the PCI DSS Payment Application Data Security Standards Glossary of Terms, Abbreviations, and Acronyms, which at a minimum, consists of the full primary account number (“PAN”). Cardholder Data may also appear in the form of the full PAN plus any of the following: cardholder name, expiration date and/or service code. “Transaction Data” means any data, except Cardholder Data, about a transaction initiated with a Card. UK Client Affiliate may use Cardholder Data and Transaction Data it receives through Marqeta to perform obligations in accordance with operating a Card Program and Applicable Law. Marqeta may not use or disclose any Cardholder Data or Transaction Data for any purpose except for: (i) providing and improving the Services, (ii) performing its obligations under this UK Addendum, (iii) performing fraud screening and verifying identities and information, and (iv) to comply with Applicable Law or Card Brand Rules. To the extent that Marqeta processes any Personal Data, Cardholder Data and/or Transaction Data on behalf of UK Client Affiliate under this Agreement, the provisions of Schedule E shall apply.

(c) Aggregated Data. Subject to the restrictions in this Section 7(c), Marqeta may use Aggregated Data to the extent not prohibited by Applicable Law. Aggregated Data shall be aggregated on a national or regional basis with data from Marqeta’s other clients and will not include any geographic information about Client. Marqeta [***]. Marqeta shall never identify UK Client Affiliate as the source of any Aggregated Data Marqeta uses pursuant to this Section 7(c). If UK Client Affiliate reasonably believes Marqeta has identified the UK Client Affiliate as the source of the Aggregated Data, Client shall provide Marqeta with notice of such belief, together with reasonable detail, and if applicable, documentation supporting such belief. If Marqeta identifies the UK Client Affiliate as the source of Aggregated Data, Marqeta must stop using such Aggregated Data identifying UK Client Affiliate for any purpose. Under this UK Addendum, “Aggregated Data” means de-identified Cardholder Data, Transaction Data, or other information collected by Marqeta in connection with UK Client Affiliate’s use of the Services that is combined with de-identified data of a similar nature obtained from Marqeta’s other customers.

8. Term and Termination.

(a) Term. The initial term of this UK Addendum shall be for [***] (the “Initial Term”) and will begin on the UK Addendum Effective Date and will expire at 11:59 p.m. (Pacific Time) on the last day of the Initial Term. The Initial Term will automatically renew for successive one (1) year renewal terms (each, a “Renewal Term,” and together with the Initial Term, the “Term”), unless either Party provides the other Party with written notice of its intent not to renew at least one hundred twenty (120) days prior to the end of the then-current Term. The “Go Live Date” is the first day of the month following the earlier of: (i) the date that Marqeta provides UK Client Affiliate with production credentials enabling UK Client Affiliate to run transactions in the production environment, or (ii) five (5) months from the UK Addendum Effective Date.

(b) Termination for Cause. A Party may terminate this UK Addendum, upon written notice to the other Party, in the event that the other Party:

(i) Commits a material breach of this UK Addendum and fails to cure such material breach within thirty (30) days after receipt of notice, provided, that, if such material breach is a non-monetary breach and is not reasonably curable within thirty (30) days, the cure period will be extended so long as the other Party commences such cure within such thirty (30) day period and diligently pursues such cure to completion within ninety (90) days after notice is first provided; or

(ii) Becomes subject to any voluntary or involuntary bankruptcy, insolvency, judicial management, dissolution, reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise) or liquidation proceeding, has a liquidator (including a provisional liquidator), receiver, administrator, administrative receiver, judicial manager, compulsory manager, trustee, agent or other similar officer appointed in respect of it or any of its assets, makes an assignment for the benefit of its creditors, admits its inability to pay its debts as they become due, or any analogous procedure or step is taken in any jurisdiction.

(iii) Marqeta may terminate this UK Addendum in the event UK Client Affiliate fails to pay undisputed charges when such payments are due and payable (pursuant to Section 4 above) and fails to cure such material breach within [***]after receipt of notice. Such termination by Marqeta does not prejudice or waive its right to payment or to suspend performance of the Services.

(c) Termination Not for Cause.

(i) A Party may terminate this UK Addendum on ninety (90) days’ prior written notice if there is a Change in Applicable Law or Card Brand Rules that would have a material adverse impact upon a Party’s ability to perform its obligations under this UK Addendum. The Party terminating this UK Addendum will provide such ninety (90) days’ notice of such termination unless otherwise required under Applicable Law or Card Brand Rules

(ii) Marqeta may terminate this UK Addendum if directed to do so by a Regulator or Card Brand. Marqeta will provide [***]notice of such termination unless it is required to provide less notice.

(d) Transition. Any notice of termination by either Party will include a proposed date for initiation of transition, if any. Except for termination of this UK Addendum by Marqeta for cause or at the direction of a Card Brand or Regulator, Marqeta will provide transition assistance reasonably necessary to transition the accounts for which Marqeta provides the Services to a successor service provider as agreed by the Parties in writing (the “Transition Services”); provided, that, UK Client Affiliate will be responsible for all costs and expenses in connection with the Transition Services, including any fees earned by Marqeta but not yet paid by UK Client Affiliate and any fees for the Services during the transition. Any notice of termination by UK Client Affiliate shall include a proposed date for initiation of Transition Services, if any. The proposed date for completion of Transition Services shall be no fewer than one hundred twenty (120) days following such written notice. If the UK Client Affiliate elects not to receive the Transition Services, the Parties will work in good faith to implement an orderly wind-down of the Services after termination of this UK Addendum. The wind-down period will not exceed six (6) months.

(e) Effect of Termination. Upon expiration or termination of this UK Addendum, UK Client Affiliate will be responsible for the payment of all fees accrued, due, and payable by UK Client Affiliate up to the later of the date of such expiration or termination or the completion of the transition. If the UK Client Affiliate elects to receive Transition Services, all associated costs will be due and payable no later than the date of completion of the Transition Services. In addition to any other remedies available to Marqeta at law or under this UK Addendum, Marqeta may, as a continuous right, set off any amounts owed to it against any outstanding amounts owed to UK Client Affiliate until UK Client Affiliate’s liability owed to Marqeta under this subsection is fully paid.

9. Indemnification.

(a) Marqeta Indemnification. Marqeta will indemnify, defend, and hold harmless UK Client Affiliate from and against all costs, penalties, fees, assessments, and other losses, including reasonable attorneys’ fees (“Damages”), as a result of any third-party claim or cause of action (“Claim”), arising out of, relating to, or alleging: [***]. Marqeta’s indemnification obligations will not apply to any Damages that arise from or relate to (1) solely with respect to indemnification obligations under Section (9)(a), the combination of the Services with any products, services, or materials not supplied by Marqeta, where such combination is not anticipated in Marqeta’s Documentation, (2) any modification to the Services not made by or on behalf of Marqeta, (3) any failure by UK Client Affiliate to implement any Enhancements to the Services, (4) any use of the Services other than as expressly permitted under this UK Addendum or the Documentation, or (5) Marqeta’s compliance with any UK Client Affiliate Instructions or reliance on any data or information received from UK Client Affiliate or any authorized third party on UK Client Affiliate’s behalf.

(b) [***].

(c) Procedure. The Party seeking indemnification (“Indemnified Party”) will promptly notify the indemnifying Party (“Indemnifying Party”) in writing of any Claim along with a copy of any papers served. Failure to provide prompt notice of any Claim will not relieve the Indemnifying Party of its indemnification obligations except to the extent such failure materially prejudices the Indemnifying Party in defending the Claim. The Indemnified Party will tender control of the defense and settlement of any such Claim to the Indemnifying Party at the Indemnifying Party’s expense and with the Indemnifying Party’s choice of competent counsel. The Indemnified Party will also cooperate with the Indemnifying Party, at the Indemnifying Party’s expense, in defending or settling such Claim and the Indemnified Party may join in the defense with counsel of its choice at its own expense.

10. Insurance. During the Term and any period during which Transition Services are provided, each Party will maintain in full force and effect, at its own cost and expense, (i) insurance coverage sufficient to cover its potential indemnity or reimbursement obligations, and (ii) an appropriate insurance policy or policies providing coverage in the event of its loss of confidential data, including Cardholder Data and Transaction Data the limit of which will be no less than [***] per occurrence or [***] aggregate. Each insurance policy will be carried in the name of the Party. A copy of each policy, and any certificates of insurance evidencing the existence of such policy, will be provided to the other Party promptly following such Party’s written or e-mail request. Each insurance policy must be written by insurance carriers that have an A.M. Best rating of “A” or better and will name the other Party as an additional insured. Each Party will promptly provide notice to the other Party in the event of any notice of nonrenewal or cancellation, lapse, or termination of any insurance coverage required under this UK Addendum.

11. Limitation on Liability.

(a) Except for (i) a Party’s indemnification obligations, (ii) [***] UK Client Affiliate’s intentional misuse of Personal Data, (iii) UK Client Affiliate’s obligations to pay Marqeta the fees under this UK Addendum (each, an “Excluded Claim”), in no event will either Party or their respective representatives and suppliers, including any Marqeta Service Provider, be liable to the other Party, whether in contract, tort (including breach of warranty, negligence, or strict liability), or otherwise, for any loss of revenue, loss of profit, loss of business opportunity, loss of cost savings, loss of goodwill, loss of opportunity, cost of substitute facilities or equipment, downtime costs, loss or corruption of data or claims of third parties or any other indirect, incidental, consequential, special, exemplary, or punitive damages regardless of whether such Party knew or should have known of the possibility of such damages.

(b) Except for an Excluded Claim, or a Party’s payment obligations under this UK Addendum, a Party’s total cumulative liability to the other Party will not exceed the aggregate fees earned by Marqeta during the twelve (12) months immediately preceding the date on which the issue giving rise to a Party’s liability under this UK Addendum occurred.

(c) Notwithstanding anything to the contrary in this UK Addendum, neither Party will be in breach of this UK Addendum or otherwise responsible or liable for non-performance of its obligations to the extent such nonperformance is attributable to [***] . In the event of the foregoing, Marqeta will be excused from any resulting delays in performing the Services and be entitled to an equitable adjustment in the SLA. Further, Marqeta will not be responsible to UK Client Affiliate for any claims by the UK Client Affiliate or third parties arising from or relating to the failure of any third-party software, hardware, communications devices, Internet services, e-mail systems, or other systems or functions.

(d) No action, regardless of form, arising out of any claimed breach of this UK Addendum or the Services may be brought by either Party more than [***] after discovery of the breach.

(e) Each Party has a general duty to mitigate any losses suffered by such Party, including through the enforcement of its agreements with third parties.

12. General.

(a) Governing Law and Jurisdiction. This UK Addendum and any dispute or claim (whether contractual or non-contractual) arising out of or in connection with it, its subject matter, or formation shall be governed by and construed in accordance with the law of England and Wales. Each Party irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim (whether contractual or non-contractual) arising out of or in connection with this UK Addendum, its subject matter or formation.

(b) Dispute Resolution Process. In the event of a dispute between the Parties under this UK Addendum, the Parties will first attempt in good faith to resolve the dispute by negotiation between themselves, including at least one (1) negotiation session attended by the relationship managers of each Party.

(c) Assignment. Neither Party may assign any rights or obligations under this UK Addendum without the other Party’s prior written consent, which may not be unreasonably withheld; provided that either Party without such consent may assign this UK Addendum to an Affiliate. This UK Addendum will bind and inure to the benefit of the Parties and their respective successors and permitted assigns.

(d) Force Majeure. Except for delays in payment, if the performance of this UK Addendum or any obligation hereunder is prevented, restricted, or interfered with by any act or condition whatsoever beyond the reasonable control of the affected Party, the Party so affected, upon giving prompt notice to the other Party, will be excused from such performance, except for the making of payments hereunder, to the extent of such prevention, restriction, or interference.

(e) Amendments; Waivers. No amendment to this UK Addendum will be valid unless in writing and signed by an authorized representative of each Party. The failure of either Party to insist on performance of any provision of this UK Addendum will not be construed as a waiver of such provision, and no waiver will be effective or enforceable unless signed by the Party against which such waiver will be enforced.

(f) Severability. If any provision of this UK Addendum conflicts with the law under which this UK Addendum is to be construed or is held invalid by a court of competent jurisdiction, that provision will be deemed to be restated to reflect, as nearly as possible, the original intentions of the Parties and the remainder of this UK Addendum will remain in full force and effect.

(g) Rights of Third Parties. Unless expressly provided in this UK Addendum, no term of this UK Addendum is enforceable pursuant to the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to it.

(h) Cumulative Remedies. Except as otherwise expressly provided in this UK Addendum, all remedies provided for in this UK Addendum will be cumulative and in addition to, and not in lieu of, any other remedies available to either Party at law, in equity, or otherwise.

(i) Notices. All notices under this UK Addendum shall be in writing, including via email. Each Party shall send notices to the other Party at the address or email address set forth in the table on page 1 or such other address or email address as either Party may specify in writing. Notices to Marqeta must also be addressed to the Legal Department.

(j) Counterparts. This UK Addendum may be executed in counterparts.

(k) Relationship of the Parties. Nothing in this UK Addendum is intended to, or will, create a partnership, or joint venture, or agency relationship between the Parties.

Gross Negligence. For purposes of this UK Addendum, “gross negligence” , rather capitalized and not, shall mean a Parties willful, intentional, or egregious, acts or omissions.
(l)
(m) TUPE Regulations. The Parties consider that the commencement, operation, termination or expiration of the Card Program or Services pursuant to this UK Addendum will not give rise to a transfer of an undertaking or part of any undertaking for the purposes of the Transfer of Undertaking (Protection of Employment) Regulations 2006 (“TUPE Regulations”). Accordingly, each Party (in this clause, an "Indemnifying Party") shall indemnify and keep indemnified the other (in this clause, an "Indemnified Party") on demand from and against all Damages payable by the Indemnified Party as a result of any Claim brought against the Indemnified Party by an employee or other personnel employed or engaged by the Indemnifying Party who alleges that he or she should have transferred to the employment of the Indemnified Party as a result of UK Card Program or UK Services, its operation, termination or expiration in accordance with the TUPE Regulations.

(n) Survival. The provisions of this UK Addendum that by their nature or terms are intended to survive the expiration or termination of this UK Addendum shall survive its expiration or termination.

(o) Entire Agreement. This UK Addendum and the Agreement represent the Parties’ entire agreement and supersedes any and all prior written or oral communications, agreements, or understandings.

SCHEDULE B – SUPPLEMENTAL TERMS AND CONDITIONS

UK Program Management Services
Marqeta shall provide UK Client Affiliate with certain program management services in connection with Square Card UK Program (the “UK Program Management Services”), which include, but are not limited to:

● [***]
o [***]
▪ [***]
▪ [***]
▪ [***]
▪ [***]

● [***]
o [***]

● [***]
o [***]
o [***]
o [***]
o [***]

● All other services, as designated and assigned as Marqeta’s responsibility in the Responsibility Matrix in Schedule C-2.

SCHEDULE C

PRICING Square Card UK
Terms and Conditions

Billing Frequency: [***] Currency: [***]	Payment Terms: [***] Billing Method: Email

The initial term of this Order Form (the “Initial Term”) will begin [***]and will expire on the last day of the month that is 36 months from the UK Addendum Effective Date.

[***]. Unless specified otherwise, all fees will commence on the Go Live Date.

The Initial Term for the UK Addendum will automatically renew for successive one (1) year renewal terms (each, a “Renewal Term,” and together with the Initial Term, the “Term”) unless either Party provides the other Party with written notice of its intent not to renew at least 120 Days prior to the end of the then-current Term. The fees applicable to any Renewal Term shall be at Marqeta’s then-current standard rates and pricing terms.

“Square Card UK Program Fees”

Square Card UK Program Fees. Beginning on the UK Addendum Effective Date, the following fees shall apply to the Square Card UK Program.

Program Setup Fee.

Program Setup Fee

Item	Description	Unit	Fee
[***]	[***]	[***]	[***]

Processing Fees.

[***] Access Fee
Beginning on [***], Marqeta will charge the UK Client Affiliate a fee based on [***] in a given [***] as set forth in the table below (“[***] Access Fee”). UK Client Affiliate will be charged [***].

Month of Term	Monthly Access Fee
[***]	[***]
[***]	[***]
[***]	[***]

Three Domain Secure (3DS) Fees

Item	Description	Unit	Fee
[***]	[***]	[***]	[***]

Revenue Sharing The table below sets forth the applicable [***] of Square Card UK Net Interchange to be paid to UK Client Affiliate for Square Card UK Program transactions on a [***] basis. [***] in accordance with the table below.
“Net Interchange” means [***].

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Chargeback and Dispute Claims
Marqeta will charge UK Client Affiliate a fee [***].

Item	Description	Unit	Fee
[***]	[***]	[***]	[***]

Square Card UK Program ATM Fees.
Marqeta will charge the Client a fee [***].

Transaction Type	Fee (per transaction)
[***]	[***]
[***]	[***]
[***]	[***]

Square Card UK Program Audit Fees.

Marqeta Security Audit Support
Audit Package	Standard Services	Cost	Additional Audit Costs
Level 1	[***]	[***]	[***]
Level 1a	[***]	[***]	[***]
Level 2	[***]	[***]	[***]

*Marqeta will provide [***].

[***]	[***]

This Order Form, [***], is entered into by and between Marqeta and UK Client Affiliate and is governed by and subject to the terms of the Master Services Agreement between Marqeta and UK Client Affiliate (the “Agreement”), which is incorporated herein by reference. Except as modified by this Order Form, the Agreement will remain in full force and effect. Unless expressly provided for in this Order Form with a reference to the specific provision of the Agreement subject to an exception, in the event of conflict between the terms of the Agreement and those contained in this Order Form, the Order Form shall prevail. All pricing terms presented in this Order Form are Marqeta Confidential Information. All capitalized terms not defined in this Order Form shall have the meaning given in the Agreement.

This is not an invoice. Prices shown above do not include any taxes that may apply. Any such taxes are the responsibility of the UK Client Affiliate. Any applicable taxes will be determined based on the laws and regulations of the taxing authority(ies) governing the "Ship To" location provided by UK Client Affiliate on this Order Form.

SCHEDULE C – 2

OPERATIONAL FLOWS & RESPONSIBILITY MATRIX
[***].

Responsibility Matrix

Responsibility	MQ	UK Client Affiliate	Notes
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Functionality	UK Client Affiliate Will Utilize (y/n)
[***]:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]:
[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]:
[***]	[***]
[***]	[***]
[***]	[***]
[***]:
[***]	[***]
[***]	[***]
[***]	[***]
[***]:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

SCHEDULE D – SERVICE LEVEL AGREEMENT
Capitalized terms that are not defined herein are defined as set forth in the Agreement or Addendum.

1) Performance Standard. The Performance Standard is a [***]Transaction Success Rate of [***](rounded) or greater in a [***]. “[***]Transaction Success Rate” means [***]. The Monthly Transaction Success Rate is illustrated below:

Monthly Transaction Success Rate = [***]

2) Performance Standard Credits. In the event that Marqeta does not meet the Performance Standard in a [***] and UK Client Affiliate experienced more than [***], Marqeta will pay UK Client Affiliate [***], as illustrated in the example below:

Example: If the Monthly Transaction Success Rate is [***] and UK Client Affiliate experienced [***], then Marqeta will pay UK Client Affiliate [***].

3) Service Reporting. [***], UK Client Affiliate must report a failure to meet the Performance Standard to Marqeta via the communications channels provided during the UK Client Affiliate onboarding process within [***] of the failure to meet the Performance Standard.

4) API Response Time Performance Target. The API Response Performance Target is a response time of [***] (rounded) or greater of all [***] API Calls made during [***]. The API Response Performance Target is measured by the time that it takes for the System to respond to a [***] API Call from the Client Affiliate. [***].

5) Planned Outages. Marqeta will notify Client Affiliate of scheduled downtime for maintenance or upgrades at least [***] in advance (“Scheduled Maintenance”). Scheduled Maintenance will not exceed more than [***]. Measurement of Marqeta’s compliance with the Performance Standard shall exclude any Scheduled Maintenance.

6) Technical Support. Technical support incidents will be addressed as follows:

a) Technical Support Response Time Performance Target. Client Affiliate will notify Marqeta via [***] for Severity Level [***] incidents and [***] for Severity Level [***] incidents.

i) Severity Level [***] – Marqeta resources will initially respond within [***] of notice from Client Affiliate of the incident and will ensure [***] to resolve all Severity Level [***] incidents. Marqeta will promptly [***].

ii) Severity Level [***] – Marqeta resources will initially respond within [***] of notice from Client Affiliate of the incident and will work to resolve Severity Level [***] incidents in order of their priority.

b) Severity Level Descriptions. Initial incident severity level determinations will be set by Marqeta in good faith based on Client Affiliate’s notification and may be modified by Marqeta during resolution.
i) Severity Level 0 – [***].
ii) Severity Level 1 – [***].
iii) Severity Level 2 – [***].
iv) Severity Level 3 – [***].

7) Compliance and Outsourced Obligations. Marqeta provides certain outsourced compliance-related services to Client Affiliate as part of the Services (as further described in this UK Addendum and Schedule C-2). Marqeta agrees to the following service levels with respect to such outsourced compliance-related services (the “Compliance Service Levels”):

Outsourced Compliance-related Obligation	Compliance Service Levels
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

8) Termination Failure. If (A) Marqeta fails to meet the Compliance Service Levels more than [***] within a given [***]; or (B) Client Affiliate experiences more than [***] of a Severity Level [***]downtime per [***] in (i) [***], or (ii) [***] within a [***](each, a “Material SLA Breach”), then Marqeta shall waive the [***] for the [***] during which the Material SLA Breach occurred. If a Material SLA Breach occurs [***], Client Affiliate may elect to terminate this UK Addendum upon [***] prior written notice to Marqeta.

9) Sole Remedy. This Service Level Agreement sets forth Client Affiliate’s sole remedy related to Marqeta’s failure to meet the Performance Standard or Performance Target.

SCHEDULE E – DATA PROCESSING
1.1 In this Schedule E:
(a) the term "Personal Data" shall have the meaning set out in Schedule A, Clause 7 of this UK Addendum;
(b) the terms "Data Subject", "Controller", "Processor" and "Processing" shall have the meanings set out in the GDPR or UK GDPR (as applicable);
(c) the term “Data Protection Laws” shall mean any applicable laws and regulations in any relevant jurisdiction relating to the use or processing of personal data contemplated under this Agreement which may include: (a) EU Regulation 2016/679 ("GDPR"); (b) GDPR as it forms part of the law of England and Wales, Scotland and Northern Ireland by virtue of section 3 of the European Union (Withdrawal) Act 2018 (the "UK GDPR"); (c) any laws or regulations ratifying, implementing, adopting, supplementing or replacing the GDPR; (d) in the UK, the Data Protection Act 2018 ("DPA"); (e) any laws and regulations implementing or made pursuant to EU Directive 2002/58/EC (as amended by 2009/136/EC) (including, in the UK, the Privacy and Electronic Communications (EC Directive) Regulations 2003); in each case, as updated, amended or replaced from time to time;
(d) the term "DP Regulator" means any governmental or regulatory body or authority with responsibility for monitoring or enforcing compliance with the Data Protection Laws;
(e) the term “SCC" means the standard contractual clauses approved by the European Commission in Commission Decision 2021/914 dated 4 June 2021, for transfers of personal data in countries not otherwise recognized as offering an adequate level of protection for personal data by the European Commission (as amended and updated from time to time) in the form set out in Appendix 1 to this Schedule E for transfers between the parties as both Controller to Processor and Controller to Controller; and
(f) the term "UK Addendum" means the UK Addendum to the SCCs as formally issued by the UK's Information Commissioner's Office (the "ICO") under section 119A(1) Data Protection Act 2018 (as such may be formally amended, replaced or superseded by the ICO or UK Government from time to time) in the form set out in Appendix 2 to this Schedule E.
1.2 The Parties shall comply with the provisions and obligations imposed on them by the Data Protection Laws at all times when processing Personal Data in connection with this Agreement, which processing shall be in respect of the types of Personal Data, categories of Data Subjects, nature and purposes, and duration, set out in this Schedule E or as otherwise agreed between the Parties in writing. The parties acknowledge and agree that (a) with respect to the Processing Services, Client Affiliate acts as a Controller and Marqeta acts as a Processor, and (b) with respect to the UK Program Management Services, the parties act as Joint Controllers.
1.3 Each Party shall maintain records of all processing operations under its responsibility that contain at least the minimum information required by the Data Protection Laws and shall make such information available to any DP Regulator on request.
1.4 Client Affiliate shall:
(a) ensure that any instructions it issues to Marqeta shall comply with the Data Protection Laws; and
(b) have sole responsibility for the accuracy, quality, and legality of Personal Data which it or any Cardholder provides to Marqeta, and the means by which it and any Cardholder shall establish the lawful basis for processing under Data Protection Laws, including providing all notices and obtaining all consents as may be required under Data Protection Laws in order for Marqeta to process the Personal Data as otherwise contemplated by this Agreement.
1.5 With respect to the Processing Services, Marqeta shall, in its role as a Processor on behalf of Client Affiliate or a Cardholder:
(a) process such Personal Data only in accordance with Client Affiliate 's written instructions from time to time (including those set out in this Agreement) provided such instructions are lawful and unless it is otherwise required by Applicable Law (in which case, unless such law prohibits such notification on important grounds of public interest, Marqeta shall notify Client Affiliate of the relevant legal requirement before processing the Personal Data);
(b) take commercially reasonable steps to ensure that Marqeta Personnel who are authorized to have access to such Personal Data are committed to confidentiality or are under an appropriate statutory obligation of confidentiality when processing such Personal Data;
(c) taking into account the state of the art, the costs of implementation and the nature, scope, context, and purposes of the relevant Processing, implement technical and organizational measures and procedures (as set out in Annex II to Appendix 1 to this Schedule E) to ensure a level of security for such Personal Data appropriate to the risk, including the risks of accidental, unlawful or unauthorized destruction, loss, alteration, disclosure, dissemination or access;
(d) inform Client Affiliate without undue delay upon becoming aware of any such Personal Data (while within Marqeta's or any Marqeta Personnel's possession or control) being subject to a personal data breach (as defined in Article 4 of GDPR or UK GDPR (as applicable));

(e) except for Personal Data of which Marqeta is also a Controller and except as required by law or in order to defend any actual or possible legal claims, as Client Affiliate so directs, take reasonable steps to return or irretrievably delete all Personal Data on termination or expiry of this Agreement, and not make any further use of such Personal Data;
(f) at Client's sole cost and expense, provide to Client Affiliate and any DP Regulator all information and assistance reasonably necessary to demonstrate or ensure compliance with the obligations in this paragraph 1.5 and/or the Data Protection Laws;
(g) permit Client Affiliate or its representatives to access any relevant premises, personnel, or records of Marqeta on reasonable notice ([***]) to audit and otherwise verify compliance with this paragraph 1.5, subject to the following requirements:
(i) Client Affiliate may perform such audits no more than once per year (or more frequently if required by Data Protection Laws) at a time mutually agreed by the parties;
(ii) Client Affiliate may use an independent third party to perform the audit on its behalf, provided such third party executes a confidentiality agreement acceptable to Marqeta before the audit;
(iii) audits must be conducted during regular business hours, subject to Marqeta's policies, and may not unreasonably interfere with Marqeta's business activities;
(iv) Client Affiliate must provide Marqeta with any audit reports generated in connection with any audit at no charge unless prohibited by Applicable Law. Client Affiliate may use the audit reports only for the purposes of meeting its audit requirements under Data Protection Laws and/or confirming compliance with the requirements of this Schedule E. The audit reports shall be confidential;
(v) to request an audit, Client Affiliate must first submit a detailed audit plan to Marqeta at least [***] in advance of the proposed audit date. The audit must describe the proposed scope, duration and start date of the audit. Marqeta will review the audit plan and inform the Client Affiliate of any concerns or questions (for example, any request for information that could compromise Marqeta's confidentiality obligations or its security, privacy, employment, or other relevant policies). Marqeta will work cooperatively with Client Affiliate to agree a final audit plan;
(vi) nothing in this paragraph 1.5(g) shall require Marqeta to breach any duties of confidentiality owed to any of its clients, employees, or third-party providers; and
(vii) all audits are at Client Affiliate's sole cost and expense, at Client Affiliate's sole cost and expense, take such steps as are reasonably required to assist Client Affiliate in ensuring compliance with its obligations under Articles 30 to 36 (inclusive) of GDPR or UK GDPR (as applicable).
(h) notify Client Affiliate as soon as reasonably practicable if it receives a request from a Data Subject to exercise its rights under the Data Protection Laws in relation to that person's Personal Data; and
(i) provide Client Affiliate with reasonable co-operation and assistance in relation to any request made by a Data Subject to exercise its rights under the Data Protection Laws in relation to that person's Personal Data provided that Client Affiliate shall be responsible for Marqeta's costs and expenses arising from such co-operation and assistance.
1.6 Where there is a transfer of Personal Data by the Client Affiliate from within the EEA to Marqeta outside the EEA, and such transfer is not governed by an "adequacy decision"(an "EEA Adequacy Decision"), is otherwise "subject to appropriate safeguards" or if a "derogation for specific situations" applies, each within the meanings given to them in Articles 45, 46 and 49 of the GDPR respectively (an "ex-EEA Transfer"), the ex-EEA Transfer shall be governed by the SCCs which are hereby incorporated into this Agreement and executed by the parties with Marqeta as the 'Data Importer' and the Client Affiliate as the 'Data Exporter'.
1.7 Where there is a transfer of Personal Data by the Client Affiliate from within the UK to Marqeta outside the UK, (an "ex-UK Transfer"), and such transfer is not governed by an adequacy decision made by the Secretary of State in accordance with the relevant provisions of the UK GDPR and the DPA or an adequacy decision recognised pursuant to paragraphs 4 and 5 of Schedule 21 of the DPA (either being a "UK Adequacy Decision"), then, such ex-UK Transfer shall be governed by the SCCs and the UK Addendum, which for these purposes are hereby incorporated into this Agreement and executed by the parties.
1.8 If a UK Adequacy Decision is revoked ("Revoked UK Adequacy Decision"), the Parties agree that, from that point, any ex-UK Transfer previously reliant on the Revoked UK Adequacy Decision shall automatically be governed by the SCCs and UK Addendum in accordance with paragraph 1.7 instead.
1.9 If an EU Adequacy Decision is revoked ("Revoked EU Adequacy Decision"), the Parties agree that, from that date, any ex-EEA Transfer previously reliant on the Revoked EU Adequacy Decision shall automatically be governed by the SCCs in accordance with paragraph 1.6 instead.
1.10 If Data Protection Laws require the Client Affiliate to execute the SCC and/or UK Addendum applicable to a transfer of Personal Data to Marqeta as a separate agreement, Marqeta shall, on request of the Client, promptly execute such SCC and/or UK Addendum (as applicable and incorporating such amendments as may reasonably be required to reflect the details of the transfer and the requirements of the relevant Data Protection Laws).

1.11 If there is any conflict or ambiguity between the terms of this Schedule E and the SCC and/or UK Addendum, the term contained in the SCC and/or UK Addendum shall have priority (but only to the extent and in respect of the transfer, and not in respect of any other processing activity).
1.12 If either Party receives any complaint, notice or communication which relates directly or indirectly to the processing of Personal Data by the other Party or to either Party's compliance with the Data Protection Laws, it shall as soon as reasonably practicable notify the other Party and it shall provide the other Party with commercially reasonable cooperation and assistance in relation to any such complaint, notice or communication.
1.13 Client Affiliate generally agrees that Marqeta may engage third party providers including any advisers, contractors, or auditors to Process Personal Data ("Sub-Processors").
1.14 If Marqeta engages a new Sub-Processor ("New Sub-Processor"), Marqeta shall inform Client Affiliate of the engagement by sending an email notification to Client Affiliate [***] in advance of the intended change and Client Affiliate may object to the engagement of such New Sub-Processor, provided that such objection must be on reasonable, substantial grounds, directly related to such New Sub-Processor's ability to comply with substantially similar obligations to those set out in this Schedule E. If Client Affiliate does not so object, the engagement of the New Sub-Processor shall be deemed accepted by Client Affiliate. If the Client Affiliate objects to any New Sub-Processor, the Parties will work together in good faith to agree to an alternative arrangement or resolution.
1.15 Marqeta shall ensure that its contract with each New Sub-Processor shall impose obligations on the New Sub-Processor that are substantially similar and no less protective of Personal Data than the obligations to which Marqeta is subject to under this Schedule E.
1.16 Any sub-contracting or transfer of Personal Data pursuant to this Schedule E shall not relieve Marqeta of any of its liabilities, responsibilities, and obligations to Client Affiliate under this Agreement and Marqeta shall remain liable for the acts and omissions of its Sub-Processors.
1.17 Where Personal Data is Processed by Marqeta in its capacity as a Processor under or in connection with this Agreement on behalf of Client Affiliate or a Cardholder, Client Affiliate agrees that Marqeta may disclose the Personal Data to Marqeta Personnel and/or Affiliates and Affiliate employees as Marqeta reasonably considers necessary for the performance of its obligations under this Agreement, for compliance with Applicable Laws or if required to defend any actual or possible legal claims. Marqeta shall take reasonable steps to ensure the reliability of any person who is authorized to have access to such Personal Data and ensure that such persons are aware of Marqeta's obligations under this Agreement in relation to such Personal Data.

Appendix 1 to Schedule E
SCC
Section 1

Clause 1
Purpose and scope
(a) The purpose of these standard contractual clauses is to ensure compliance with the requirements of Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data (General Data Protection Regulation) for the transfer of personal data to a third country.
(b) The Parties:
(i) the legal person (hereinafter ‘entity) transferring the personal data, as listed in Annex I.A (hereinafter each ‘data exporter’), and
(ii) the entity/ies in a third country receiving the personal data from the data exporter, directly or indirectly via another entity also Party to these Clauses, as listed in Annex I.A (hereinafter each ‘data importer’)
have agreed to these standard contractual clauses (hereinafter: ‘Clauses’).
(c) These Clauses apply with respect to the transfer of personal data as specified in Annex I.B.
(d) The Appendix to these Clauses containing the Annexes referred to therein forms an integral part of these Clauses.

Clause 2
Effect and invariability of the Clauses
(a) These Clauses set out appropriate safeguards, including enforceable data subject rights and effective legal remedies, pursuant to Article 46(1) and Article 46(2)(c) of Regulation (EU) 2016/679 and, with respect to data transfers from controllers to processors and/or processors to processors, standard contractual clauses pursuant to Article 28(7) of Regulation (EU) 2016/679, provided they are not modified, except to select the appropriate Module(s) or to add or update information in the Appendix. This does not prevent the Parties from including the standard contractual clauses laid down in these Clauses in a wider contract and/or to add other clauses or additional safeguards, provided that they do not contradict, directly or indirectly, these Clauses or prejudice the fundamental rights or freedoms of data subjects.
(b) These Clauses are without prejudice to obligations to which the data exporter is subject by virtue of Regulation (EU) 2016/679.

Clause 3
Third-party beneficiaries
(a) Data subjects may invoke and enforce these Clauses, as third-party beneficiaries, against the data exporter and/or data importer, with the following exceptions:
(i) Clause 1, Clause 2, Clause 3, Clause 6, Clause 7;
(ii) Clause 8 – Clause 8.1(b), 8.9(a), (c), (d) and (e);
(iii) Clause 9 – Clause 9(a), (c), (d) and (e);
(iv) Clause 12 – Clause 12(a), (d) and (f);
(v) Clause 13; (vi) Clause 15.1(c), (d) and (e);
(vii) Clause 16(e);
(viii) Clause 18 – Clause 18(a) and (b).
(b) Paragraph (a) is without prejudice to rights of data subjects under Regulation (EU) 2016/679.

Clause 4
Interpretation
(a) Where these Clauses use terms that are defined in Regulation (EU) 2016/679, those terms shall have the same meaning as in that Regulation.
(b) These Clauses shall be read and interpreted in the light of the provisions of Regulation (EU) 2016/679.
(c) These Clauses shall not be interpreted in a way that conflicts with rights and obligations provided for in Regulation (EU) 2016/679.

Clause 5
Hierarchy
In the event of a contradiction between these Clauses and the provisions of related agreements between the Parties, existing at the time these Clauses are agreed or entered into thereafter, these Clauses shall prevail.

Clause 6
Description of the transfer(s)
The details of the transfer(s), and in particular the categories of personal data that are transferred and the purpose(s) for which they are transferred, are specified in Annex I.B.

Clause 7
Docking clause
(a) An entity that is not a Party to these Clauses may, with the agreement of the Parties, accede to these Clauses at any time, either as a data exporter or as a data importer, by completing the Appendix and signing Annex I.A.
(b) Once it has completed the Appendix and signed Annex I.A, the acceding entity shall become a Party to these Clauses and have the rights and obligations of a data exporter or data importer in accordance with its designation in Annex I.A.
(c) The acceding entity shall have no rights or obligations arising under these Clauses from the period prior to becoming a Party.

SECTION II – OBLIGATIONS OF THE PARTIES

Clause 8
Data protection safeguards
The data exporter warrants that it has used reasonable efforts to determine that the data importer is able, through the implementation of appropriate technical and organisational measures, to satisfy its obligations under these Clauses.

8.1 Instructions
(a) The data importer shall process the personal data only on documented instructions from the data exporter. The data exporter may give such instructions throughout the duration of the contract.
(b) The data importer shall immediately inform the data exporter if it is unable to follow those instructions.

8.2 Purpose limitation
The data importer shall process the personal data only for the specific purpose(s) of the transfer, as set out in Annex I.B, unless on further instructions from the data exporter.

8.3 Transparency
On request, the data exporter shall make a copy of these Clauses, including the Appendix as completed by the Parties, available to the data subject free of charge. To the extent necessary to protect business secrets or other confidential information, including the measures described in Annex II and personal data, the data exporter may redact part of the text of the Appendix to these Clauses prior to sharing a copy, but shall provide a meaningful summary where the data subject would otherwise not be able to understand its content or exercise his/her rights. On request, the Parties shall provide the data subject with the reasons for the redactions, to the extent possible without revealing the redacted information. This Clause is without prejudice to the obligations of the data exporter under Articles 13 and 14 of Regulation (EU) 2016/679.

8.4 Accuracy
If the data importer becomes aware that the personal data it has received is inaccurate, or has become outdated, it shall inform the data exporter without undue delay. In this case, the data importer shall cooperate with the data exporter to erase or rectify the data.

8.5 Duration of processing and erasure or return of data
Processing by the data importer shall only take place for the duration specified in Annex I.B. After the end of the provision of the processing services, the data importer shall, at the choice of the data exporter, delete all personal data processed on behalf of the data exporter and certify to the data exporter that it has done so, or return to the data exporter all personal data processed on its behalf and delete existing copies. Until the data is deleted or returned, the data importer shall continue to ensure compliance with these Clauses. In case of local laws applicable to the data importer that prohibit return or deletion of the personal data, the data importer warrants that it will continue to ensure compliance with these Clauses and will only process it to the extent and for as long as required under that local law. This is without prejudice to Clause 14, in particular the requirement for the data importer under Clause 14(e) to notify the data exporter throughout the duration of the contract if it has reason to believe that it is or has become subject to laws or practices not in line with the requirements under Clause 14(a).

8.6 Security of processing
(a) The data importer and, during transmission, also the data exporter shall implement appropriate technical and organisational measures to ensure the security of the data, including protection against a breach of security leading to accidental or unlawful destruction, loss, alteration, unauthorised disclosure, or access to that data (hereinafter ‘personal data breach’). In assessing the appropriate level of security, the Parties shall take due account of the state of the art, the costs of implementation, the nature, scope, context and purpose(s) of processing and the risks involved in the processing for the data subjects. The Parties shall in particular consider having recourse to encryption or pseudonymisation, including during transmission, where the purpose of processing can be fulfilled in that manner. In case of pseudonymisation, the additional information for attributing the personal data to a specific data subject shall, where possible, remain under the exclusive control of the data exporter. In complying with its obligations under this paragraph, the data importer shall at least implement the technical and organisational measures specified in Annex II. The data importer shall carry out regular checks to ensure that these measures continue to provide an appropriate level of security.

(b) The data importer shall grant access to the personal data to members of its personnel only to the extent strictly necessary for the implementation, management, and monitoring of the contract. It shall ensure that persons authorised to process the personal data have committed themselves to confidentiality or are under an appropriate statutory obligation of confidentiality.
(c) In the event of a personal data breach concerning personal data processed by the data importer under these Clauses, the data importer shall take appropriate measures to address the breach, including measures to mitigate its adverse effects. The data importer shall also notify the data exporter without undue delay after having become aware of the breach. Such notification shall contain the details of a contact point where more information can be obtained, a description of the nature of the breach (including, where possible, categories and approximate number of data subjects and personal data records concerned), its likely consequences and the measures taken or proposed to address the breach including, where appropriate, measures to mitigate its possible adverse effects. Where, and in so far as, it is not possible to provide all information at the same time, the initial notification shall contain the information then available and further information shall, as it becomes available, subsequently be provided without undue delay.
(d) The data importer shall cooperate with and assist the data exporter to enable the data exporter to comply with its obligations under Regulation (EU) 2016/679, in particular to notify the competent supervisory authority and the affected data subjects, taking into account the nature of processing and the information available to the data importer.

8.7 Sensitive data
Where the transfer involves personal data revealing racial or ethnic origin, political opinions, religious or philosophical beliefs, or trade union membership, genetic data, or biometric data for the purpose of uniquely identifying a natural person, data concerning health or a person’s sex life or sexual orientation, or data relating to criminal convictions and offences (hereinafter ‘sensitive data’), the data importer shall apply the specific restrictions and/or additional safeguards described in Annex I.B.

8.8 Onward transfers
The data importer shall only disclose the personal data to a third party on documented instructions from the data exporter. In addition, the data may only be disclosed to a third party located outside the European Union (in the same country as the data importer or in another third country, hereinafter ‘onward transfer’) if the third party is or agrees to be bound by these Clauses, under the appropriate Module, or if:
(i) the onward transfer is to a country benefitting from an adequacy decision pursuant to Article 45 of Regulation (EU) 2016/679 that covers the onward transfer;
(ii) the third party otherwise ensures appropriate safeguards pursuant to Articles 46 or 47 Regulation of (EU) 2016/679 with respect to the processing in question;
(iii) the onward transfer is necessary for the establishment, exercise, or defence of legal claims in the context of specific administrative, regulatory, or judicial proceedings; or
(iv) the onward transfer is necessary in order to protect the vital interests of the data subject or of another natural person.
Any onward transfer is subject to compliance by the data importer with all the other safeguards under these Clauses, in particular purpose limitation.

8.9 Documentation and compliance
(a) The data importer shall promptly and adequately deal with enquiries from the data exporter that relate to the processing under these Clauses.
(b) The Parties shall be able to demonstrate compliance with these Clauses. In particular, the data importer shall keep appropriate documentation on the processing activities carried out on behalf of the data exporter.
(c) The data importer shall make available to the data exporter all information necessary to demonstrate compliance with the obligations set out in these Clauses and at the data exporter’s request, allow for and contribute to audits of the processing activities covered by these Clauses, at reasonable intervals or if there are indications of noncompliance. In deciding on a review or audit, the data exporter may take into account relevant certifications held by the data importer.
(d) The data exporter may choose to conduct the audit by itself or mandate an independent auditor. Audits may include inspections at the premises or physical facilities of the data importer and shall, where appropriate, be carried out with reasonable notice.
(e) The Parties shall make the information referred to in paragraphs (b) and (c), including the results of any audits, available to the competent supervisory authority on request.

Clause 9
Use of sub-processors
(a) The data importer has the data exporter’s general authorisation for the engagement of sub-processor(s) from an agreed list. The data importer shall specifically inform the data exporter in writing of any intended changes to that list through the addition or replacement of sub-processors at least 20 Business Days in advance, thereby giving the data exporter sufficient time to be able to object to such changes prior to the engagement of the sub-processor(s). The data importer shall provide the data exporter with the information necessary to enable the data exporter to exercise its right to object.

(b) Where the data importer engages a sub-processor to carry out specific processing activities (on behalf of the data exporter), it shall do so by way of a written contract that provides for, in substance, the same data protection obligations as those binding the data importer under these Clauses, including in terms of third-party beneficiary rights for data subjects. The Parties agree that, by complying with this Clause, the data importer fulfils its obligations under Clause 8.8. The data importer shall ensure that the sub-processor complies with the obligations to which the data importer is subject pursuant to these Clauses.
(c) The data importer shall provide, at the data exporter’s request, a copy of such a sub-processor agreement and any subsequent amendments to the data exporter. To the extent necessary to protect business secrets or other confidential information, including personal data, the data importer may redact the text of the agreement prior to sharing a copy.
(d) The data importer shall remain fully responsible to the data exporter for the performance of the sub-processor’s obligations under its contract with the data importer. The data importer shall notify the data exporter of any failure by the sub-processor to fulfil its obligations under that contract.
(e) The data importer shall agree a third-party beneficiary clause with the sub-processor whereby – in the event the data importer has factually disappeared, ceased to exist in law or has become insolvent – the data exporter shall have the right to terminate the sub-processor contract and to instruct the sub-processor to erase or return the personal data.

Clause 10
Data subject rights
(a) The data importer shall promptly notify the data exporter of any request it has received from a data subject. It shall not respond to that request itself unless it has been authorised to do so by the data exporter.
(b) The data importer shall assist the data exporter in fulfilling its obligations to respond to data subjects’ requests for the exercise of their rights under Regulation (EU) 2016/679. In this regard, the Parties shall set out in Annex II the appropriate technical and organisational measures, taking into account the nature of the processing, by which the assistance shall be provided, as well as the scope and the extent of the assistance required.
(c) In fulfilling its obligations under paragraphs (a) and (b), the data importer shall comply with the instructions from the data exporter.

Clause 11
Redress
(a) The data importer shall inform data subjects in a transparent and easily accessible format, through individual notice or on its website, of a contact point authorised to handle complaints. It shall deal promptly with any complaints it receives from a data subject.
(b) In case of a dispute between a data subject and one of the Parties as regards compliance with these Clauses, that Party shall use its best efforts to resolve the issue amicably in a timely fashion. The Parties shall keep each other informed about such disputes and, where appropriate, cooperate in resolving them.
(c) Where the data subject invokes a third-party beneficiary right pursuant to Clause 3, the data importer shall accept the decision of the data subject to:
(i) lodge a complaint with the supervisory authority in the Member State of his/her habitual residence or place of work, or the competent supervisory authority pursuant to Clause 13;
(ii) refer the dispute to the competent courts within the meaning of Clause 18
(d) The Parties accept that the data subject may be represented by a not-for-profit body, organisation or association under the conditions set out in Article 80(1) of Regulation (EU) 2016/679.
(e) The data importer shall abide by a decision that is binding under the applicable EU or Member State law.
(f) The data importer agrees that the choice made by the data subject will not prejudice his/her substantive and procedural rights to seek remedies in accordance with applicable laws.

Clause 12
Liability
(a) Each Party shall be liable to the other Party/ies for any damages it causes the other Party/ies by any breach of these Clauses.
(b) The data importer shall be liable to the data subject, and the data subject shall be entitled to receive compensation, for any material or non-material damages the data importer or its sub-processor causes the data subject by breaching the third-party beneficiary rights under these Clauses.
(c) Notwithstanding paragraph (b), the data exporter shall be liable to the data subject, and the data subject shall be entitled to receive compensation, for any material or non-material damages the data exporter or the data importer (or its subprocessor) causes the data subject by breaching the third-party beneficiary rights under these Clauses. This is without prejudice to the liability of the data exporter and, where the data exporter is a processor acting on behalf of a controller, to the liability of the controller under Regulation (EU) 2016/679 or Regulation (EU) 2018/1725, as applicable.
(d) The Parties agree that if the data exporter is held liable under paragraph (c) for damages caused by the data importer (or its sub-processor), it shall be entitled to claim back from the data importer that part of the `compensation corresponding to the data importer’s responsibility for the damage.

(e) Where more than one Party is responsible for any damage caused to the data subject as a result of a breach of these Clauses, all responsible Parties shall be jointly and severally liable and the data subject is entitled to bring an action in court against any of these Parties.
(f) The Parties agree that if one Party is held liable under paragraph (e), it shall be entitled to claim back from the other Party/ies that part of the compensation corresponding to its/their responsibility for the damage.
(g) The data importer may not invoke the conduct of a sub-processor to avoid its own liability.

Clause 13
Supervision
(a) The supervisory authority with responsibility for ensuring compliance by the data exporter with Regulation (EU) 2016/679 as regards the data transfer, as indicated in Annex I.C, shall act as competent supervisory authority.
(b) The data importer agrees to submit itself to the jurisdiction of and cooperate with the competent supervisory authority in any procedures aimed at ensuring compliance with these Clauses. In particular, the data importer agrees to respond to enquiries, submit to audits and comply with the measures adopted by the supervisory authority, including remedial and compensatory measures. It shall provide the supervisory authority with written confirmation that the necessary actions have been taken.

SECTION III – LOCAL LAWS AND OBLIGATIONS IN CASE OF ACCESS BY PUBLIC AUTHORITIES

Clause 14
Local laws and practices affecting compliance with the Clauses
(a) The Parties warrant that they have no reason to believe that the laws and practices in the third country of destination applicable to the processing of the personal data by the data importer, including any requirements to disclose personal data or measures authorising access by public authorities, prevent the data importer from fulfilling its obligations under these Clauses. This is based on the understanding that laws and practices that respect the essence of the fundamental rights and freedoms and do not exceed what is necessary and proportionate in a democratic society to safeguard one of the objectives listed in Article 23(1) of Regulation (EU) 2016/679, are not in contradiction with these Clauses.
(b) The Parties declare that in providing the warranty in paragraph (a), they have taken due account in particular of the following elements:
(i) the specific circumstances of the transfer, including the length of the processing chain, the number of actors involved, and the transmission channels used; intended onward transfers; the type of recipient; the purpose of processing; the categories and format of the transferred personal data; the economic sector in which the transfer occurs; the storage location of the data transferred;
(ii) the laws and practices of the third country of destination– including those requiring the disclosure of data to public authorities or authorising access by such authorities – relevant in light of the specific circumstances of the transfer, and the applicable limitations and safeguards (12);
(iii) any relevant contractual, technical, or organisational safeguards put in place to supplement the safeguards under these Clauses, including measures applied during transmission and to the processing of the personal data in the country of destination.
(c) The data importer warrants that, in carrying out the assessment under paragraph (b), it has made its best efforts to provide the data exporter with relevant information and agrees that it will continue to cooperate with the data exporter in ensuring compliance with these Clauses.
(d) The Parties agree to document the assessment under paragraph (b) and make it available to the competent supervisory authority on request.
(e) The data importer agrees to notify the data exporter promptly if, after having agreed to these Clauses and for the duration of the contract, it has reason to believe that it is or has become subject to laws or practices not in line with the requirements under paragraph (a), including following a change in the laws of the third country or a measure (such as a disclosure request) indicating an application of such laws in practice that is not in line with the requirements in paragraph (a).
(f) Following a notification pursuant to paragraph (e), or if the data exporter otherwise has reason to believe that the data importer can no longer fulfil its obligations under these Clauses, the data exporter shall promptly identify appropriate measures (e.g., technical, or organisational measures to ensure security and confidentiality) to be adopted by the data exporter and/or data importer to address the situation. The data exporter shall suspend the data transfer if it considers that no appropriate safeguards for such transfer can be ensured, or if instructed by the competent supervisory authority to do so. In this case, the data exporter shall be entitled to terminate the contract, insofar as it concerns the processing of personal data under these Clauses. If the contract involves more than two Parties, the data exporter may exercise this right to termination only with respect to the relevant Party, unless the Parties have agreed otherwise. Where the contract is terminated pursuant to this Clause, Clause 16(d) and (e) shall apply.

Clause 15
Obligations of the data importer in case of access by public authorities

15.1 Notification
(a) The data importer agrees to notify the data exporter and, where possible, the data subject promptly (if necessary, with the help of the data exporter) if it:
(i) receives a legally binding request from a public authority, including judicial authorities, under the laws of the country of destination for the disclosure of personal data transferred pursuant to these Clauses; such notification shall include information about the personal data requested, the requesting authority, the legal basis for the request and the response provided; or
(ii) becomes aware of any direct access by public authorities to personal data transferred pursuant to these Clauses in accordance with the laws of the country of destination; such notification shall include all information available to the importer.
(b) If the data importer is prohibited from notifying the data exporter and/or the data subject under the laws of the country of destination, the data importer agrees to use its best efforts to obtain a waiver of the prohibition, with a view to communicating as much information as possible, as soon as possible. The data importer agrees to document its best efforts in order to be able to demonstrate them on request of the data exporter.
(c) Where permissible under the laws of the country of destination, the data importer agrees to provide the data exporter, at regular intervals for the duration of the contract, with as much relevant information as possible on the requests received (in particular, number of requests, type of data requested, requesting authority/ies, whether requests have been challenged and the outcome of such challenges, etc.).
(d) The data importer agrees to preserve the information pursuant to paragraphs (a) to (c) for the duration of the contract and make it available to the competent supervisory authority on request.
(e) Paragraphs (a) to (c) are without prejudice to the obligation of the data importer pursuant to Clause 14(e) and Clause 16 to inform the data exporter promptly where it is unable to comply with these Clauses.

15.2 Review of legality and data minimisation
(a) The data importer agrees to review the legality of the request for disclosure, in particular whether it remains within the powers granted to the requesting public authority, and to challenge the request if, after careful assessment, it concludes that there are reasonable grounds to consider that the request is unlawful under the laws of the country of destination, applicable obligations under international law and principles of international comity. The data importer shall, under the same conditions, pursue possibilities of appeal. When challenging a request, the data importer shall seek interim measures with a view to suspending the effects of the request until the competent judicial authority has decided on its merits. It shall not disclose the personal data requested until required to do so under the applicable procedural rules. These requirements are without prejudice to the obligations of the data importer under Clause 14(e).
(b) The data importer agrees to document its legal assessment and any challenge to the request for disclosure and, to the extent permissible under the laws of the country of destination, make the documentation available to the data exporter. It shall also make it available to the competent supervisory authority on request.
(c) The data importer agrees to provide the minimum amount of information permissible when responding to a request for disclosure, based on a reasonable interpretation of the request.

SECTION IV – FINAL PROVISIONS

Clause 16
Non-compliance with the Clauses and termination
(a) The data importer shall promptly inform the data exporter if it is unable to comply with these Clauses, for whatever reason.
(b) In the event that the data importer is in breach of these Clauses or unable to comply with these Clauses, the data exporter shall suspend the transfer of personal data to the data importer until compliance is again ensured or the contract is terminated. This is without prejudice to Clause 14(f).
(c) The data exporter shall be entitled to terminate the contract, insofar as it concerns the processing of personal data under these Clauses, where:
(i) the data exporter has suspended the transfer of personal data to the data importer pursuant to paragraph (b) and compliance with these Clauses is not restored within a reasonable time and in any event within one month of suspension;
(ii) the data importer is in substantial or persistent breach of these Clauses; or
(iii) the data importer fails to comply with a binding decision of a competent court or supervisory authority regarding its obligations under these Clauses.
In these cases, it shall inform the competent supervisory authority of such noncompliance. Where the contract involves more than two Parties, the data exporter may exercise this right to termination only with respect to the relevant Party, unless the Parties have agreed otherwise.

(d) Personal data that has been transferred prior to the termination of the contract pursuant to paragraph (c) shall at the choice of the data exporter immediately be returned to the data exporter or deleted in its entirety. The same shall apply to any copies of the data. The data importer shall certify the deletion of the data to the data exporter. Until the data is deleted or returned, the data importer shall continue to ensure compliance with these Clauses. In case of local laws applicable to the data importer that prohibit the return or deletion of the transferred personal data, the data importer warrants that it will continue to ensure compliance with these Clauses and will only process the data to the extent and for as long as required under that local law.
(e) Either Party may revoke its agreement to be bound by these Clauses where (i) the European Commission adopts a decision pursuant to Article 45(3) of Regulation (EU) 2016/679 that covers the transfer of personal data to which these Clauses apply; or (ii) Regulation (EU) 2016/679 becomes part of the legal framework of the country to which the personal data is transferred. This is without prejudice to other obligations applying to the processing in question under Regulation (EU) 2016/679.

Clause 17
Governing law
These Clauses shall be governed by the law of one of the EU Member States, provided such law allows for third- party beneficiary rights. The Parties agree that this shall be the law of Ireland.

Clause 18
Choice of forum and jurisdiction
(a) Any dispute arising from these Clauses shall be resolved by the courts of an EU Member State.
(b) The Parties agree that those shall be the courts of Ireland.
(c) A data subject may also bring legal proceedings against the data exporter and/or data importer before the courts of the Member State in which he has his habitual residence.
(d) The Parties agree to submit themselves to the jurisdiction of such courts.

ANNEX I

A. LIST OF PARTIES
Data exporter(s): [Identity and contact details of the data exporter(s) and, where applicable, of its/their data protection officer and/or representative in the European Union]
Name:
Address:
Contact person’s name, position, and contact details:
Activities relevant to the data transferred under these Clauses:
Role (controller/processor): Controller
Data importer(s): [Identity and contact details of the data importer(s), including any contact person with responsibility for data protection]
Name: Marqeta Inc.
Address: 180 Grand Avenue, 6th Floor, Oakland, CA 94612, USA
Contact person’s name, position, and contact details: Daniel Adams, Data Protection Officer & Chief Compliance Officer, [***].
Activities relevant to the data transferred under these Clauses: Card issuing and payment services.
Role (controller/processor): Processor

B. DESCRIPTION OF TRANSFER
Categories of data subjects whose personal data is transferred
Cardholders and users who participate in the card program
Categories of personal data transferred
Cardholder Data, which includes the Primary Account Number (“PAN”) which identifies the particular cardholder account, the Cardholder name, expiration data and/or service code (three-digit or four-digit value in the magnetic-stripe that follows the expiration date of the payment card on the track data), and sensitive authentication data such as card validation codes/values, full track data (from the magnetic stripe or equivalent on a chip), Personal Identification Number (“PIN”), and PIN blocks.
Transaction Data, which is data related to the electronic payment card transaction.
Account Data which consists of cardholder data and/or sensitive authentication data and can include a unique representation of data such as name and address (if we’re passing those details to a card manufacturer), or mobile number and/or email (if we’re sending SMS or email for 3DS or tokenization).

Sensitive data transferred (if applicable) and applied restrictions or safeguards that fully take into consideration the nature of the data and the risks involved, such as for instance strict purpose limitation, access restrictions (including access only for staff having followed specialised training), keeping a record of access to the data, restrictions for onward transfers or additional security measures.
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
The frequency of the transfer (e.g., whether the data is transferred on a one-off or continuous basis).
Continuous basis for the duration of the Services.
Nature of the processing
Payment services
Purpose(s) of the data transfer and further processing
Payment processing services
The period for which the personal data will be retained, or, if that is not possible, the criteria used to determine that period
Deleted after processing services are no longer provided except if required to retain for additional periods by law.

For transfers to (sub-) processors, also specify subject matter, nature, and duration of the processing
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

C. COMPETENT SUPERVISORY AUTHORITY
The competent supervisory authority in accordance with Clause 13:
Irish Data Protection Commission

ANNEX II
TECHNICAL AND ORGANISATIONAL MEASURES INCLUDING TECHNICAL AND ORGANISATIONAL
MEASURES TO ENSURE THE SECURITY OF THE DATA

Introduction
Protection of customer data is a top priority for Marqeta. Marqeta utilizes commercially reasonable technical and organizational measures (“Measures”) to keep data secure.

1. [***]
1.1. [***]:
● [***];
● [***];
● [***].
1.2. [***].

2. [***]:
2.1. [***];
2.2. [***];
2.3. [***];
2.4. [***]; and
2.5. [***].
2.6. [***].
2.7. [***].

3. [***]:
3.1. [***]
3.2. [***]

4. [***]
4.1. [***].
4.2. [***].
4.3. [***].
4.4. [***].

5. [***]:
5.1. [***]:
● [***]
● [***]
● [***]
[***].
5.2. [***].
5.3. [***].

6. [***]:
6.1. [***];
6.2. [***];
6.3. [***]:
● [***];
● [***];
● [***]; and
● [***].

7. [***]
7.1. [***].
7.2. [***].

8. [***]:
8.1 [***];
8.2 [***];
8.3 [***].

ANNEX III
LIST OF SUB-PROCESSORS

The controller has authorised the use of the following subprocessors found at the following location: [***]

Appendix 2 to Schedule E

Standard Data Protection Clauses to be issued by the Commissioner under S119A(1) Data Protection Act 2018

International Data Transfer Addendum to the EU Commission Standard Contractual Clauses

VERSION B1.0, in force 21 March 2022

This addendum (“Addendum”) has been issued by the UK Information Commissioner for parties making Restricted Transfers. The UK Information Commissioner considers that it provides Appropriate Safeguards for Restricted Transfers when it is entered into as a legally binding contract.

Capitalised terms used in this Addendum have the meaning set out in Part 2 below.

Part 1: Tables

Table 1: Parties

Start date
The Parties	Exporter (who sends the Restricted Transfer): Squareup Europe Ltd	Importer (who receives the Restricted Transfer) : Marqeta, Inc.
Parties’ details	Full legal name: Squareup Europe Ltd.

Main address (if a company registered address): 6th Floor, One London Wall, London E2Y 5EB

Official registration number (if any) (company number or similar identifier): 08957689	Full legal name: Marqeta, Inc.

Main address (if a company registered address): 180 Grand Avenue, 6th Floor , Oakland, CA 94612, USA

Official registration number (if any) (company number or similar identifier): 4894319
Key Contact	Contact person’s name, position and contact details: [***].	Contact person’s name, position and contact details: Daniel Adams, Data Protection Officer & Chief Compliance Officer, [***].
Signature (if required for the purposes of Section 2)

Table 2: Selected SCCs, Modules and Selected Clauses

Addendum EU SCCs
The version of the Approved EU SCCs which this Addendum is appended to, detailed below, including the Appendix Information:

Date:

Other identifier (if any): The version of the Approved EU SCCs set out in Appendix 1 to Schedule E of the Agreement

Table 3: Appendix Information

“Appendix Information” means the information which must be provided for the selected modules as set out in the Appendix of the Approved EU SCCs (other than the Parties), and which for this Addendum is set out in:

Annex 1A: List of Parties: Annex I to Appendix 1 of Schedule E of the Agreement.
Annex 1B: Description of Transfer: Annex I to Appendix 1 of Schedule E of the Agreement.
Annex II: Technical and organisational measures including technical and organisational measures to ensure the security of the data: Annex II to Appendix 1 of Schedule E of the Agreement.
Annex III: List of Sub processors: Annex III to Appendix 1 of Schedule E of the Agreement.

Table 4: Ending this Addendum when the Approved Addendum Changes

Ending this Addendum when the Approved Addendum changes	Which Parties may end this Addendum as set out in Section ~~Importer Exporter~~ neither Party
Part 2: Mandatory Clauses
The following provisions are hereby incorporated into, and form part of, this Addendum:
Part 2: Mandatory Clauses of the Approved Addendum, being the template Addendum B.1.0 issued by the ICO and laid before Parliament in accordance with s119A of the Data Protection Act 2018 on 2 February 2022, as it is revised under Section 18 of those Mandatory Clauses.

Annex 3 to Schedule E

STANDARD CONTRACTUAL CLAUSES

SECTION I
Clause 1
Purpose and scope
(a) The purpose of these standard contractual clauses is to ensure compliance with the requirements of Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data (General Data Protection Regulation)[1] for the transfer of personal data to a third country.
(b) The Parties:
(i) the natural or legal person(s), public authority/ies, agency/ies or other body/ies (hereinafter “entity/ies”) transferring the personal data, as listed in Annex I.A. (hereinafter each “data exporter”), and
(ii) the entity/ies in a third country receiving the personal data from the data exporter, directly or indirectly via another entity also Party to these Clauses, as listed in Annex I.A. (hereinafter each “data importer”)
have agreed to these standard contractual clauses (hereinafter: “Clauses”).
(c) These Clauses apply with respect to the transfer of personal data as specified in Annex I.B.
(d) The Appendix to these Clauses containing the Annexes referred to therein forms an integral part of these Clauses.
Clause 2
Effect and invariability of the Clauses
(a) These Clauses set out appropriate safeguards, including enforceable data subject rights and effective legal remedies, pursuant to Article 46(1) and Article 46 (2)(c) of Regulation (EU) 2016/679 and, with respect to data transfers from controllers to processors and/or processors to processors, standard contractual clauses pursuant to Article 28(7) of Regulation (EU) 2016/679, provided they are not modified, except to select the appropriate Module(s) or to add or update information in the Appendix. This does not prevent the Parties from including the standard contractual clauses laid down in these Clauses in a wider contract and/or to add other clauses or additional safeguards, provided that they do not contradict, directly or indirectly, these Clauses or prejudice the fundamental rights or freedoms of data subjects.
(b) These Clauses are without prejudice to obligations to which the data exporter is subject by virtue of Regulation (EU) 2016/679.
Clause 3
Third-party beneficiaries
(a) Data subjects may invoke and enforce these Clauses, as third-party beneficiaries, against the data exporter and/or data importer, with the following exceptions:
(i) Clause 1, Clause 2, Clause 3, Clause 6, Clause 7;
(ii) Clause 8 - Module One: Clause 8.5 (e) and Clause 8.9(b); Module Two: Clause 8.1(b), 8.9(a), (c), (d) and (e); Module Three: Clause 8.1(a), (c) and (d) and Clause 8.9(a), (c), (d), (e), (f) and (g); Module Four: Clause 8.1 (b) and Clause 8.3(b);
(iii) Clause 9 - Module Two: Clause 9(a), (c), (d) and (e); Module Three: Clause 9(a), (c), (d) and (e);
(iv) Clause 12 - Module One: Clause 12(a) and (d); Modules Two and Three: Clause 12(a), (d) and (f);
(v) Clause 13;
(vi) Clause 15.1(c), (d) and (e);
(vii) Clause 16(e);
(viii) Clause 18 - Modules One, Two and Three: Clause 18(a) and (b); Module Four: Clause 18.
(b) Paragraph (a) is without prejudice to rights of data subjects under Regulation (EU) 2016/679.
Clause 4
Interpretation
(a) Where these Clauses use terms that are defined in Regulation (EU) 2016/679, those terms shall have the same meaning as in that Regulation.
(b) These Clauses shall be read and interpreted in the light of the provisions of Regulation (EU) 2016/679.

(c) These Clauses shall not be interpreted in a way that conflicts with rights and obligations provided for in Regulation (EU) 2016/679.

Clause 5
Hierarchy
In the event of a contradiction between these Clauses and the provisions of related agreements between the Parties, existing at the time these Clauses are agreed or entered into thereafter, these Clauses shall prevail.
Clause 6
Description of the transfer(s)
The details of the transfer(s), and in particular the categories of personal data that are transferred and the purpose(s) for which they are transferred, are specified in Annex I.B.
Clause 7 – Intentionally Omitted

SECTION II – OBLIGATIONS OF THE PARTIES
Clause 8
Data protection safeguards
The data exporter warrants that it has used reasonable efforts to determine that the data importer is able, through the implementation of appropriate technical and organisational measures, to satisfy its obligations under these Clauses.
8.1 Purpose limitation
The data importer shall process the personal data only for the specific purpose(s) of the transfer, as set out in Annex I.B. It may only process the personal data for another purpose:
(i) where it has obtained the data subject’s prior consent;
(ii) where necessary for the establishment, exercise or defence of legal claims in the context of specific administrative, regulatory, or judicial proceedings; or
(iii) where necessary in order to protect the vital interests of the data subject or of another natural person.
8.2 Transparency
(a) In order to enable data subjects to effectively exercise their rights pursuant to Clause 10, the data importer shall inform them, either directly or through the data exporter:
(i) of its identity and contact details;
(ii) of the categories of personal data processed;
(iii) of the right to obtain a copy of these Clauses;
(iv) where it intends to onward transfer the personal data to any third party/ies, of the recipient or categories of recipients (as appropriate with a view to providing meaningful information), the purpose of such onward transfer and the ground therefore pursuant to Clause 8.7.
(b) Paragraph (a) shall not apply where the data subject already has the information, including when such information has already been provided by the data exporter, or providing the information proves impossible or would involve a disproportionate effort for the data importer. In the latter case, the data importer shall, to the extent possible, make the information publicly available.
(c) On request, the Parties shall make a copy of these Clauses, including the Appendix as completed by them, available to the data subject free of charge. To the extent necessary to protect business secrets or other confidential information, including personal data, the Parties may redact part of the text of the Appendix prior to sharing a copy, but shall provide a meaningful summary where the data subject would otherwise not be able to understand its content or exercise his/her rights. On request, the Parties shall provide the data subject with the reasons for the redactions, to the extent possible without revealing the redacted information.
(d) Paragraphs (a) to (c) are without prejudice to the obligations of the data exporter under Articles 13 and 14 of Regulation (EU) 2016/679.
8.3 Accuracy and data minimisation
(a) Each Party shall ensure that the personal data is accurate and, where necessary, kept up to date. The data importer shall take every reasonable step to ensure that personal data that is inaccurate, having regard to the purpose(s) of processing, is erased, or rectified without delay.

(b) If one of the Parties becomes aware that the personal data it has transferred or received is inaccurate, or has become outdated, it shall inform the other Party without undue delay.
(c) The data importer shall ensure that the personal data is adequate, relevant, and limited to what is necessary in relation to the purpose(s) of processing.
8.4 Storage limitation
The data importer shall retain the personal data for no longer than necessary for the purpose(s) for which it is processed. It shall put in place appropriate technical or organisational measures to ensure compliance with this obligation, including erasure or anonymisation[2] of the data and all back-ups at the end of the retention period.
8.5 Security of processing
(a) The data importer and, during transmission, also the data exporter shall implement appropriate technical and organisational measures to ensure the security of the personal data, including protection against a breach of security leading to accidental or unlawful destruction, loss, alteration, unauthorised disclosure, or access (hereinafter “personal data breach”). In assessing the appropriate level of security, they shall take due account of the state of the art, the costs of implementation, the nature, scope, context and purpose(s) of processing and the risks involved in the processing for the data subject. The Parties shall in particular consider having recourse to encryption or pseudonymisation, including during transmission, where the purpose of processing can be fulfilled in that manner.
(b) The Parties have agreed on the technical and organisational measures set out in Annex II. The data importer shall carry out regular checks to ensure that these measures continue to provide an appropriate level of security.
(c) The data importer shall ensure that persons authorised to process the personal data have committed themselves to confidentiality or are under an appropriate statutory obligation of confidentiality.
(d) In the event of a personal data breach concerning personal data processed by the data importer under these Clauses, the data importer shall take appropriate measures to address the personal data breach, including measures to mitigate its possible adverse effects.
(e) In case of a personal data breach that is likely to result in a risk to the rights and freedoms of natural persons, the data importer shall without undue delay notify both the data exporter and the competent supervisory authority pursuant to Clause 13. Such notification shall contain i) a description of the nature of the breach (including, where possible, categories and approximate number of data subjects and personal data records concerned), ii) its likely consequences, iii) the measures taken or proposed to address the breach, and iv) the details of a contact point from whom more information can be obtained. To the extent it is not possible for the data importer to provide all the information at the same time, it may do so in phases without undue further delay.
(f) In case of a personal data breach that is likely to result in a high risk to the rights and freedoms of natural persons, the data importer shall also notify without undue delay the data subjects concerned of the personal data breach and its nature, if necessary in cooperation with the data exporter, together with the information referred to in paragraph (e), points ii) to iv), unless the data importer has implemented measures to significantly reduce the risk to the rights or freedoms of natural persons, or notification would involve disproportionate efforts. In the latter case, the data importer shall instead issue a public communication or take a similar measure to inform the public of the personal data breach.
(g) The data importer shall document all relevant facts relating to the personal data breach, including its effects and any remedial action taken, and keep a record thereof.
8.6 Sensitive data
Where the transfer involves personal data revealing racial or ethnic origin, political opinions, religious or philosophical beliefs, or trade union membership, genetic data, or biometric data for the purpose of uniquely identifying a natural person, data concerning health or a person’s sex life or sexual orientation, or data relating to criminal convictions or offences (hereinafter “sensitive data”), the data importer shall apply specific restrictions and/or additional safeguards adapted to the specific nature of the data and the risks involved. This may include restricting the personnel permitted to access the personal data, additional security measures (such as pseudonymisation) and/or additional restrictions with respect to further disclosure.
8.7 Onward transfers
The data importer shall not disclose the personal data to a third party located outside the European Union[3] (in the same country as the data importer or in another third country, hereinafter “onward transfer”) unless the third party is or agrees to be bound by these Clauses, under the appropriate Module. Otherwise, an onward transfer by the data importer may only take place if:
(i) it is to a country benefitting from an adequacy decision pursuant to Article 45 of Regulation (EU) 2016/679 that covers the onward transfer;

(ii) the third party otherwise ensures appropriate safeguards pursuant to Articles 46 or 47 of Regulation (EU) 2016/679 with respect to the processing in question;
(iii) the third party enters into a binding instrument with the data importer ensuring the same level of data protection as under these Clauses, and the data importer provides a copy of these safeguards to the data exporter;
(iv) it is necessary for the establishment, exercise or defence of legal claims in the context of specific administrative, regulatory, or judicial proceedings;
(v) it is necessary in order to protect the vital interests of the data subject or of another natural person; or
(vi) where none of the other conditions apply, the data importer has obtained the explicit consent of the data subject for an onward transfer in a specific situation, after having informed him/her of its purpose(s), the identity of the recipient and the possible risks of such transfer to him/her due to the lack of appropriate data protection safeguards. In this case, the data importer shall inform the data exporter and, at the request of the latter, shall transmit to it a copy of the information provided to the data subject.
Any onward transfer is subject to compliance by the data importer with all the other safeguards under these Clauses, in particular purpose limitation.
8.8 Processing under the authority of the data importer
The data importer shall ensure that any person acting under its authority, including a processor, processes the data only on its instructions.
8.9 Documentation and compliance
(a) Each Party shall be able to demonstrate compliance with its obligations under these Clauses. In particular, the data importer shall keep appropriate documentation of the processing activities carried out under its responsibility.
(b) The data importer shall make such documentation available to the competent supervisory authority on request.
Clause 9 – Intentionally Omitted
Clause 10
Data subject rights
(a) The data importer, where relevant with the assistance of the data exporter, shall deal with any enquiries and requests it receives from a data subject relating to the processing of his/her personal data and the exercise of his/her rights under these Clauses without undue delay and at the latest within one month of the receipt of the enquiry or request.[4] The data importer shall take appropriate measures to facilitate such enquiries, requests and the exercise of data subject rights. Any information provided to the data subject shall be in an intelligible and easily accessible form, using clear and plain language.
(b) In particular, upon request by the data subject the data importer shall, free of charge :
(i) provide confirmation to the data subject as to whether personal data concerning him/her is being processed and, where this is the case, a copy of the data relating to him/her and the information in Annex I; if personal data has been or will be onward transferred, provide information on recipients or categories of recipients (as appropriate with a view to providing meaningful information) to which the personal data has been or will be onward transferred, the purpose of such onward transfers and their ground pursuant to Clause 8.7; and provide information on the right to lodge a complaint with a supervisory authority in accordance with Clause 12(c)(i);
(ii) rectify inaccurate or incomplete data concerning the data subject;
(iii) erase personal data concerning the data subject if such data is being or has been processed in violation of any of these Clauses ensuring third-party beneficiary rights, or if the data subject withdraws the consent on which the processing is based.
(c) Where the data importer processes the personal data for direct marketing purposes, it shall cease processing for such purposes if the data subject objects to it.
(d) The data importer shall not make a decision based solely on the automated processing of the personal data transferred (hereinafter “automated decision”), which would produce legal effects concerning the data subject or similarly significantly affect him / her, unless with the explicit consent of the data subject or if authorised to do so under the laws of the country of destination, provided that such laws lays down suitable measures to safeguard the data subject’s rights and legitimate interests. In this case, the data importer shall, where necessary in cooperation with the data exporter:
(i) inform the data subject about the envisaged automated decision, the envisaged consequences and the logic involved; and
(ii) implement suitable safeguards, at least by enabling the data subject to contest the decision, express his/her point of view, and obtain review by a human being.

(e) Where requests from a data subject are excessive, in particular because of their repetitive character, the data importer may either charge a reasonable fee taking into account the administrative costs of granting the request or refuse to act on the request.
(f) The data importer may refuse a data subject’s request if such refusal is allowed under the laws of the country of destination and is necessary and proportionate in a democratic society to protect one of the objectives listed in Article 23(1) of Regulation (EU) 2016/679.
(g) If the data importer intends to refuse a data subject’s request, it shall inform the data subject of the reasons for the refusal and the possibility of lodging a complaint with the competent supervisory authority and/or seeking judicial redress.
Clause 11
Redress
(a) The data importer shall inform data subjects in a transparent and easily accessible format, through individual notice or on its website, of a contact point authorised to handle complaints. It shall deal promptly with any complaints it receives from a data subject.
[OPTION: The data importer agrees that data subjects may also lodge a complaint with an independent dispute resolution body[5] at no cost to the data subject. It shall inform the data subjects, in the manner set out in paragraph (a), of such redress mechanism and that they are not required to use it or follow a particular sequence in seeking redress.]
(b) In case of a dispute between a data subject and one of the Parties as regards compliance with these Clauses, that Party shall use its best efforts to resolve the issue amicably in a timely fashion. The Parties shall keep each other informed about such disputes and, where appropriate, cooperate in resolving them.
(c) Where the data subject invokes a third-party beneficiary right pursuant to Clause 3, the data importer shall accept the decision of the data subject to:
(i) lodge a complaint with the supervisory authority in the Member State of his/her habitual residence or place of work, or the competent supervisory authority pursuant to Clause 13;
(ii) refer the dispute to the competent courts within the meaning of Clause 18.
(d) The Parties accept that the data subject may be represented by a not-for-profit body, organisation or association under the conditions set out in Article 80(1) of Regulation (EU) 2016/679.
(e) The data importer shall abide by a decision that is binding under the applicable EU or Member State law.
(f) The data importer agrees that the choice made by the data subject will not prejudice his/her substantive and procedural rights to seek remedies in accordance with applicable laws.
Clause 12
Liability
(a) Each Party shall be liable to the other Party/ies for any damages it causes the other Party/ies by any breach of these Clauses.
(b) Each Party shall be liable to the data subject, and the data subject shall be entitled to receive compensation, for any material or non-material damages that the Party causes the data subject by breaching the third-party beneficiary rights under these Clauses. This is without prejudice to the liability of the data exporter under Regulation (EU) 2016/679.
(c) Where more than one Party is responsible for any damage caused to the data subject as a result of a breach of these Clauses, all responsible Parties shall be jointly and severally liable and the data subject is entitled to bring an action in court against any of these Parties.
(d) The Parties agree that if one Party is held liable under paragraph (c), it shall be entitled to claim back from the other Party/ies that part of the compensation corresponding to its / their responsibility for the damage.
(e) The data importer may not invoke the conduct of a processor or sub-processor to avoid its own liability.
Clause 13
Supervision
(a) The supervisory authority with responsibility for ensuring compliance by the data exporter with Regulation (EU) 2016/679 as regards the data transfer, as indicated in Annex I.C, shall act as competent supervisory authority.
(b) The data importer agrees to submit itself to the jurisdiction of and cooperate with the competent supervisory authority in any procedures aimed at ensuring compliance with these Clauses. In particular, the data importer agrees to respond to enquiries, submit to audits and comply with the measures adopted by the supervisory authority, including remedial and compensatory measures. It shall provide the supervisory authority with written confirmation that the necessary actions have been taken.

SECTION III – LOCAL LAWS AND OBLIGATIONS IN CASE OF ACCESS BY PUBLIC AUTHORITIES
Clause 14
Local laws and practices affecting compliance with the Clauses

(a) The Parties warrant that they have no reason to believe that the laws and practices in the third country of destination applicable to the processing of the personal data by the data importer, including any requirements to disclose personal data or measures authorising access by public authorities, prevent the data importer from fulfilling its obligations under these Clauses. This is based on the understanding that laws and practices that respect the essence of the fundamental rights and freedoms and do not exceed what is necessary and proportionate in a democratic society to safeguard one of the objectives listed in Article 23(1) of Regulation (EU) 2016/679, are not in contradiction with these Clauses.
(b) The Parties declare that in providing the warranty in paragraph (a), they have taken due account in particular of the following elements:
(i) the specific circumstances of the transfer, including the length of the processing chain, the number of actors involved, and the transmission channels used; intended onward transfers; the type of recipient; the purpose of processing; the categories and format of the transferred personal data; the economic sector in which the transfer occurs; the storage location of the data transferred;
(ii) the laws and practices of the third country of destination– including those requiring the disclosure of data to public authorities or authorising access by such authorities – relevant in light of the specific circumstances of the transfer, and the applicable limitations and safeguards[6];
(iii) any relevant contractual, technical, or organisational safeguards put in place to supplement the safeguards under these Clauses, including measures applied during transmission and to the processing of the personal data in the country of destination.
(c) The data importer warrants that, in carrying out the assessment under paragraph (b), it has made its best efforts to provide the data exporter with relevant information and agrees that it will continue to cooperate with the data exporter in ensuring compliance with these Clauses.
(d) The Parties agree to document the assessment under paragraph (b) and make it available to the competent supervisory authority on request.
(e) The data importer agrees to notify the data exporter promptly if, after having agreed to these Clauses and for the duration of the contract, it has reason to believe that it is or has become subject to laws or practices not in line with the requirements under paragraph (a), including following a change in the laws of the third country or a measure (such as a disclosure request) indicating an application of such laws in practice that is not in line with the requirements in paragraph (a). [For Module Three: The data exporter shall forward the notification to the controller.]
(f) Following a notification pursuant to paragraph (e), or if the data exporter otherwise has reason to believe that the data importer can no longer fulfil its obligations under these Clauses, the data exporter shall promptly identify appropriate measures (e.g. technical or organisational measures to ensure security and confidentiality) to be adopted by the data exporter and/or data importer to address the situation [for Module Three: , if appropriate in consultation with the controller]. The data exporter shall suspend the data transfer if it considers that no appropriate safeguards for such transfer can be ensured, or if instructed by [for Module Three: the controller or] the competent supervisory authority to do so. In this case, the data exporter shall be entitled to terminate the contract, insofar as it concerns the processing of personal data under these Clauses. If the contract involves more than two Parties, the data exporter may exercise this right to termination only with respect to the relevant Party, unless the Parties have agreed otherwise. Where the contract is terminated pursuant to this Clause, Clause 16(d) and (e) shall apply.
Clause 15
Obligations of the data importer in case of access by public authorities
15.1 Notification
(a) The data importer agrees to notify the data exporter and, where possible, the data subject promptly (if necessary, with the help of the data exporter) if it:
(i) receives a legally binding request from a public authority, including judicial authorities, under the laws of the country of destination for the disclosure of personal data transferred pursuant to these Clauses; such notification shall include information about the personal data requested, the requesting authority, the legal basis for the request and the response provided; or
(ii) becomes aware of any direct access by public authorities to personal data transferred pursuant to these Clauses in accordance with the laws of the country of destination; such notification shall include all information available to the importer.
[For Module Three: The data exporter shall forward the notification to the controller.]

(b) If the data importer is prohibited from notifying the data exporter and/or the data subject under the laws of the country of destination, the data importer agrees to use its best efforts to obtain a waiver of the prohibition, with a view to communicating as much information as possible, as soon as possible. The data importer agrees to document its best efforts in order to be able to demonstrate them on request of the data exporter.
(c) Where permissible under the laws of the country of destination, the data importer agrees to provide the data exporter, at regular intervals for the duration of the contract, with as much relevant information as possible on the requests received (in particular, number of requests, type of data requested, requesting authority/ies, whether requests have been challenged and the outcome of such challenges, etc.). [For Module Three: The data exporter shall forward the information to the controller.]
(d) The data importer agrees to preserve the information pursuant to paragraphs (a) to (c) for the duration of the contract and make it available to the competent supervisory authority on request.
(e) Paragraphs (a) to (c) are without prejudice to the obligation of the data importer pursuant to Clause 14(e) and Clause 16 to inform the data exporter promptly where it is unable to comply with these Clauses.
15.2 Review of legality and data minimisation
(a) The data importer agrees to review the legality of the request for disclosure, in particular whether it remains within the powers granted to the requesting public authority, and to challenge the request if, after careful assessment, it concludes that there are reasonable grounds to consider that the request is unlawful under the laws of the country of destination, applicable obligations under international law and principles of international comity. The data importer shall, under the same conditions, pursue possibilities of appeal. When challenging a request, the data importer shall seek interim measures with a view to suspending the effects of the request until the competent judicial authority has decided on its merits. It shall not disclose the personal data requested until required to do so under the applicable procedural rules. These requirements are without prejudice to the obligations of the data importer under Clause 14(e).
(b) The data importer agrees to document its legal assessment and any challenge to the request for disclosure and, to the extent permissible under the laws of the country of destination, make the documentation available to the data exporter. It shall also make it available to the competent supervisory authority on request. [For Module Three: The data exporter shall make the assessment available to the controller.]
(c) The data importer agrees to provide the minimum amount of information permissible when responding to a request for disclosure, based on a reasonable interpretation of the request.

SECTION IV – FINAL PROVISIONS
Clause 16
Non-compliance with the Clauses and termination
(a) The data importer shall promptly inform the data exporter if it is unable to comply with these Clauses, for whatever reason.
(b) In the event that the data importer is in breach of these Clauses or unable to comply with these Clauses, the data exporter shall suspend the transfer of personal data to the data importer until compliance is again ensured or the contract is terminated. This is without prejudice to Clause 14(f).
(c) The data exporter shall be entitled to terminate the contract, insofar as it concerns the processing of personal data under these Clauses, where:
(i) the data exporter has suspended the transfer of personal data to the data importer pursuant to paragraph (b) and compliance with these Clauses is not restored within a reasonable time and in any event within one month of suspension;
(ii) the data importer is in substantial or persistent breach of these Clauses; or
(iii) the data importer fails to comply with a binding decision of a competent court or supervisory authority regarding its obligations under these Clauses.
In these cases, it shall inform the competent supervisory authority [for Module Three: and the controller] of such non-compliance. Where the contract involves more than two Parties, the data exporter may exercise this right to termination only with respect to the relevant Party, unless the Parties have agreed otherwise.
(d) [For Modules One, Two and Three: Personal data that has been transferred prior to the termination of the contract pursuant to paragraph (c) shall at the choice of the data exporter immediately be returned to the data exporter or deleted in its entirety. The same shall apply to any copies of the data.] [For Module Four: Personal data collected by the data exporter in the EU that has been transferred prior to the termination of the contract pursuant to paragraph (c) shall immediately be deleted in its entirety, including any copy thereof.] The data importer shall certify the deletion of the data to the data exporter. Until the data is deleted or returned, the data importer shall continue to ensure compliance with these Clauses. In case of local laws applicable to the data importer that prohibit the return or deletion of the transferred personal data, the data importer warrants that it will continue to ensure compliance with these Clauses and will only process the data to the extent and for as long as required under that local law.

(e) Either Party may revoke its agreement to be bound by these Clauses where (i) the European Commission adopts a decision pursuant to Article 45(3) of Regulation (EU) 2016/679 that covers the transfer of personal data to which these Clauses apply; or (ii) Regulation (EU) 2016/679 becomes part of the legal framework of the country to which the personal data is transferred. This is without prejudice to other obligations applying to the processing in question under Regulation (EU) 2016/679.
Clause 17
Governing law
These Clauses shall be governed by the law of one of the EU Member States, provided such law allows for third-party beneficiary rights. The Parties agree that this shall be the law of Ireland.
Clause 18
Choice of forum and jurisdiction
(a) Any dispute arising from these Clauses shall be resolved by the courts of an EU Member State.
(b) The Parties agree that those shall be the courts of Ireland.
(c) A data subject may also bring legal proceedings against the data exporter and/or data importer before the courts of the Member State in which he/she has his/her habitual residence.
(d) The Parties agree to submit themselves to the jurisdiction of such courts.

[1] Where the data exporter is a processor subject to Regulation (EU) 2016/679 acting on behalf of a Union institution or body as controller, reliance on these Clauses when engaging another processor (sub-processing) not subject to Regulation (EU) 2016/679 also ensures compliance with Article 29(4) of Regulation (EU) 2018/1725 of the European Parliament and of the Council of 23 October 2018 on the protection of natural persons with regard to the processing of personal data by the Union institutions, bodies, offices and agencies and on the free movement of such data, and repealing Regulation (EC) No 45/2001 and Decision No 1247/2002/EC (OJ L 295 of 21.11.2018, p. 39), to the extent these Clauses and the data protection obligations as set out in the contract or other legal act between the controller and the processor pursuant to Article 29(3) of Regulation (EU) 2018/1725 are aligned. This will in particular be the case where the controller and processor rely on the standard contractual clauses included in Decision […].
[2] This requires rendering the data anonymous in such a way that the individual is no longer identifiable by anyone, in line with recital 26 of Regulation (EU) 2016/679, and that this process is irreversible.
[3] The Agreement on the European Economic Area (EEA Agreement) provides for the extension of the European Union's internal market to the three EEA States Iceland, Liechtenstein and Norway. The Union data protection legislation, including Regulation (EU) 2016/679, is covered by the EEA Agreement and has been incorporated into Annex XI thereto. Therefore, any disclosure by the data importer to a third party located in the EEA does not qualify as an onward transfer for the purpose of these Clauses.
[4] That period may be extended by a maximum of two more months, to the extent necessary taking into account the complexity and number of requests. The data importer shall duly and promptly inform the data subject of any such extension.
[5] The data importer may offer independent dispute resolution through an arbitration body only if it is established in a country that has ratified the New York Convention on Enforcement of Arbitration Awards.
[6] As regards the impact of such laws and practices on compliance with these Clauses, different elements may be considered as part of an overall assessment. Such elements may include relevant and documented practical experience with prior instances of requests for disclosure from public authorities, or the absence of such requests, covering a sufficiently representative timeframe. This refers in particular to internal records or other documentation, drawn up on a continuous basis in accordance with due diligence and certified at senior management level, provided that this information can be lawfully shared with third parties. Where this practical experience is relied upon to conclude that the data importer will not be prevented from complying with these Clauses, it needs to be supported by other relevant, objective elements, and it is for the Parties to consider carefully whether these elements together carry sufficient weight, in terms of their reliability and representativeness, to support this conclusion. In particular, the Parties have to take into account whether their practical experience is corroborated and not contradicted by publicly available or otherwise accessible, reliable information on the existence or absence of requests within the same sector and/or the application of the law in practice, such as case law and reports by independent oversight bodies.

Appendix F – Outsourcing Annex

DEFINITIONS AND INTERPRETATION

The following definitions apply for the purposes of this Appendix F:
"Access and Information Rights" means access to information about Marqeta's relevant business premises (e.g. head offices and operation centres), including information about relevant devices, systems, networks, information and data used for providing the Services, including related financial information, and relevant information held by personnel and Marqeta’s external auditors.

"Applicable Law" means all applicable provisions of all (i) laws, statutes and common law, and (ii) legally binding codes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or governmental authorities, that apply to the relevant Party or the subject matter of this UK Addendum.

"Audit Rights" means rights of inspection and auditing related to information about the Services to enable Client Affiliate to monitor the contracted-out arrangements under this UK Addendum and to ensure compliance with Applicable Law and the contractual requirements set out in this UK Addendum.

"Business Contingency Plan" a plan that sets out courses of action and measures that Marqeta will take in the event of adverse incidents occurring to its business and business operations.

"BRRD" mean EU Directive 2014/59/EU.

"EEA" means the European Economic Area.

"Mandatory Insurance" means the insurance specified in Section 13.d. of the Agreement (as incorporated into this UK Addendum), and any insurance that Marqeta is required to take out and maintain under Applicable Law.

"Regulator" means any means any statutory or industry body which regulates the business or operations of Client Affiliate, which may include as applicable: the Central Bank of Ireland, the Prudential Regulatory Authority, the Financial Conduct Authority, any resolution authority within the meaning of the BRRD, the Irish Revenue Commissioners, Her Majesty’s Revenue Commissioners, the Irish Data Protection Commissioner, the UK Information Commissioner’s Office and the UK National Commission for Data Protection.

"Regulatory Requirements" means all binding orders, requirements, guidelines, interpretations, directives and requests from and of, and plans, memoranda and agreements with, any Regulator.

"Service Levels" means the agreed minimum service levels set out in the UK Addendum
.
1. PROVISION OF PAYMENT SERVICES
1.1. This Appendix is intended to supplement and amend the other provisions of this UK Addendum in accordance with the terms set out below.
1.2. In the event of any inconsistency between this Appendix and the other provisions of this UK Addendum the terms of this Appendix shall prevail.

2. OUTSOURCING
2.1. The Parties acknowledge that irrespective of whether the UK Addendum constitutes an outsourcing under Regulatory Requirements the Parties have a clear interest in ensuring that their rights and obligations are clearly set out and appropriately allocated.

3. MUTUAL OBLIGATIONS
3.1. The Parties agree and acknowledge that this UK Addendum sets out:
3.1.1. a clear description of the services to be provided by Marqeta.
3.1.2. the contract start date, the initial term and the notice periods for the Marqeta and for Client Affiliate;
3.1.3. the law that governs it;
3.1.4. the Parties' financial obligations; and
3.1.5. the location(s) where the critical or important outsourced function will be provided and / or where relevant data will be kept and processed, including the possible storage location.
3.2. It is acknowledged that the Services Marqeta provides under this UK Addendum are an important obligation for Client Affiliate.

4. SUBCONTRACTING
4.1. Marqeta shall be entitled to sub-contract the performance of its obligations under this UK Addendum without the prior written consent of the Client Affiliate, subject to compliance with this paragraph 4.
4.2. Marqeta shall keep Client Affiliate informed, as described in Section 4.3 below, of any sub-contractor engaged in the performance of any of its obligations under this UK Addendum and shall provide a list of sub-contractors, upon request.
4.3. Where there are material changes affecting the sub-contracting arrangements, such as the appointment of a new sub-contractor engaged in any critical functions forming part of the Services, Marqeta shall notify Client Affiliate of such material change in writing (a "Change Notice") and Client Affiliate may raise objections to the material change by giving Marqeta notice in writing [***] of receiving the Change Notice, provided that such objection must be on reasonable, substantial grounds, and where related to such new sub-contractor's ability to meet its sub-contracted obligations. If Client Affiliate does not so object, the change of subcontracting arrangements shall be deemed accepted by the Client.
4.4. If the Parties are not able to resolve (acting reasonably and in good faith) any objection raised under paragraph 4.3 [***]of it being raised, Client Affiliate may terminate this UK Addendum on [***] written notice.
4.5. With regard to any sub-contracting as referred to in paragraph 4.1 above:
4.5.1. Client Affiliate may request that certain conditions be complied with in case of any sub-contracting by Marqeta, and the Parties shall discuss and seek to mutually agree acting reasonably any changes that may be required to this UK Addendum, and shall document any such changes in accordance with Section 16.c of the Agreement as incorporated into this UK Addendum; and
4.5.2. Marqeta shall oversee those important services it has sub-contracted to ensure that obligations between it and Client Affiliate are continuously met.
4.6. Marqeta shall make available any relevant information reasonably requested by Client Affiliate about any material change to the sub-contracting arrangement, to enable Client Affiliate to carry out its own risk assessment of the change and to raise objections under paragraph 4.3 above.

4.7. With regard to any sub-contracting Marqeta shall:
4.7.1. comply with Applicable Law and Regulatory Requirements applicable to Marqeta; and
4.7.2. ensure that it requires such third party to comply with all laws that apply to the third party in its performance of the sub-contracted services and the terms of its agreement with Marqeta, including, as relevant, in respect of providing information, assistance and rights of audit substantially similar to those set out in this UK Addendum.
4.8. In respect of any sub-contracting of an important function Marqeta shall notify Client Affiliate of the locations where activities will be performed and, if different, where relevant data will be kept and processed.

5. GENERAL OBLIGATIONS
5.1. Marqeta shall, as set out in this UK Addendum (including Section 3.d, 6, and 7 of Schedule A),comply with reasonable and appropriate IT security standards and shall protect confidential, personal or otherwise sensitive information and comply with all legal requirements regarding the protection of data.
5.2. Marqeta acknowledges that Client Affiliate has the right to monitor its performance of Card Program Services on an ongoing basis through the Service Level Agreement attached at Schedule D (Service Level Agreement) of this UK Addendum and through the regular contract governance meeting held between the Parties.
5.3. With regard to Service Levels, the Parties acknowledge that these include appropriate Service Levels and performance targets for the Services to allow for timely monitoring so that corrective action can be taken without undue delay if the Service Levels are not met. The Parties shall use reasonable good faith efforts to cooperate with the other and coordinate their efforts in order to ensure that performance targets meet, and continue to meet, these requirements.
5.4. Marqeta shall, in accordance with the requirements of Schedule D (Service Level Agreement) and Schedule C-2 (Operational Flows & Responsibility Matrix) of this UK Addendum, notify Client Affiliate in the event of any circumstance arising that may have a material impact on Marqeta's ability to carry out any important function of the Services in line with the agreed Service Levels and in compliance with Applicable Law and shall provide such information as Client Affiliate reasonably requires in order for it to be assured that Service Levels shall be met.
5.5. Marqeta shall take out and maintain the Mandatory Insurance.
5.6. Marqeta shall implement an appropriate Business Contingency Plan and shall undertake reasonable testing of such plan on at least an annual basis. If Client Affiliate wishes to participate in such testing, the Parties shall agree the scope, parameters and any relevant charges for Marqeta's professional services (at rates not to exceed Marqeta’s then-current standard hourly rates for professional services). Where necessary the results of such testing and any relevant actions or remediation will be reported to Client Affiliate where appropriate (which Client Affiliate shall treat as Marqeta's Confidential Information).
5.7. Marqeta shall ensure that in the event of any circumstance that undermines the continuation of Marqeta’s business, such as their being operational or financial stresses of a type that threaten its solvency, that it shall ensure that data which is owned by Client Affiliate can be accessed by Client Affiliate.

5.8. In the case of sub-contracting to cloud service providers or other arrangements that involve the handling or transfer of personal or confidential data Marqeta shall apply the necessary resources and measures, as set out in or required under Sections 7 of Schedule A and Schedule E of this UK Addendum, to guard against the loss, degradation or misuse of personal data. Where the Parties agree that it is relevant and appropriate they shall work together to undertake security penetration testing to assess the effectiveness of any cyber and internal ICT security measures and processes that have been implemented.

6. AUDIT
6.1. Marqeta shall cooperate with a Regulator of Client Affiliate, or with any person appointed by such Regulator and provide the Regulator with unrestricted rights to inspect and audit Marqeta with regard to, in particular, the critical or important outsourced function.
6.2. Marqeta acknowledges that Client Affiliate's internal audit function shall be entitled to review the important services provided by Marqeta to Client Affiliate. Provided however, the Client Affiliate must provide at least [***] notice to Marqeta, and the scope of the audit must be agreed by both parties prior to audit field work.
6.3. In all respects when exercising Access and Information Rights and Audit Rights the Parties shall determine the audit frequency and areas to be audited on a risk-based approach and adhere to relevant, commonly accepted, national and international audit standards.
6.4. The Parties acknowledge that they may use if they both agree:
6.5. pooled audits organised jointly with other clients of Marqeta, and performed by them or by a third party appointed by them, to use audit resources more efficiently and to decrease the organisational burden on both Marqeta and Client Affiliate; and
6.6. third-party certifications and third-party or internal audit reports, made available by Marqeta, but only if the provisions in 3.17 below apply.
6.7. The provisions referred to in 3.16.2. above are that Client Affiliate:
6.8. is satisfied with the audit plan for the contracted out function;
6.9. ensures that the scope of the certification or audit report covers the systems (i.e. processes, applications, infrastructure, data centres, etc.) and key controls identified by Client Affiliate and the compliance with relevant regulatory requirements;
6.10. assesses the content of the certifications or audit reports on an ongoing basis and verifies that the reports or certifications are not obsolete;
6.11. ensures that key systems and controls are covered in future versions of the certification or audit report;
6.12. is satisfied with the aptitude of the certifying or auditing party (e.g. with regard to rotation of the certifying or auditing company, qualifications, expertise, performance/verification of the evidence in the underlying audit file); and
6.13. is satisfied that the certifications are issued and the audits are performed against widely recognised relevant professional standards and include a test of the operational effectiveness of the key controls in place.
6.14. Client Affiliate may request the expansion of the scope of the certifications or audit reports to other relevant systems and controls. and will subject to review of Marqeta.
6.15. Notwithstanding any agreement regarding pooled audits Client Affiliate may perform individual audits at their discretion with regard to the contracting out of an important function.
6.16. In all cases where the Parties have agreed that a site visit, to Marqeta is to be undertaken, as applicable to the Services provided under this UK Addendum, Client Affiliate, anyone acting for and on behalf of it and its Regulators shall provide a reasonable period of advance notice unless this is not possible due to an emergency or crisis situation or would lead to a situation where the audit would no longer be effective. The Parties acknowledge that site visits are resource intensive exercises both for Client Affiliate and Marqeta and shall only be undertaken where justified given a reasonable and honest assessment of the risks involved in the contracted-out function, and other available audit reports do not adequately cover the aspects to be assessed.
6.17. In the event that Client Affiliate or anyone acting on its behalf is performing an audit in an environment where it is coming into contact with Confidential Information, data, information, or resources belonging to another client of Marqeta the Parties will work together to agree a working method which will reduce the risks arising from such contact and implement appropriate confidentiality measures.
6.18. In the case of sub-contracting to cloud service providers or other arrangements that involve the handling or transfer of personal or confidential data Marqeta shall apply the necessary resources and measures to prevent the loss, degradation or misuse of personal data.

7. TERMINATION
7.1. Notwithstanding the existence of any termination rights in the UK Addendum Client Affiliate shall be entitled to terminate it in the following situations:
7.1.1. immediately on written notice to Marqeta where Marqeta is in material breach of Applicable Law or Regulatory Requirements;
7.1.2. on [***] written notice to Marqeta if Client Affiliate is required to do so in accordance with Applicable Law or Regulatory Requirements due to the following circumstances, if such circumstances have not been resolved to Client Affiliate's reasonable satisfaction before the end of such [***] period:
a) where impediments capable of altering materially the performance of Marqeta's Services so as to cause material breach of this UK Addendum are identified;
b) where there are material changes implemented by Marqeta affecting Marqeta's Services; or
c) where there are material weaknesses identified regarding the management and security of confidential, personal or otherwise sensitive data or information; or
7.1.3. where instructions to terminate are lawfully given by Client Affiliate's Regulator.
7.2. In the event of the termination of this UK Addendum by section 7.1 of this Appendix F:
7.2.1. Marqeta shall provide the Transition Services in accordance with Section 8.d of Schedule A of this UK Addendum;
7.2.2. the Parties shall fully cooperate with each other to ensure the coordinated and transfer of the relevant activities to another service provider or its reincorporation into Client Affiliate, including with regard to the treatment of data; and
7.2.3. the Parties shall work together in good faith to agree an appropriate transition period (not to exceed 6 months, during which Marqeta, after the termination of the UK Addendum, shall continue to provide Services (on and subject to the terms of this UK Addendum) to reduce the risk of disruptions, and Marqeta shall continue to be paid the fees and charges set out in the UK Addendum.
7.3. In the event of the termination of this UK Addendum by section 7.1 of this Appendix F, Client Affiliate will be responsible for all costs and expenses in connection with Marqeta providing the Transition Services and any exit assistance to Client Affiliate with such transfer of the Services.

8. REVIEW
8.1. This UK Addendum may be reviewed by Client Affiliate on a periodic basis in order to ensure ongoing suitability of its terms and conditions. Any changes shall be subject to the mutual agreement of the Parties, and subject to the Parties entering into a written amendment in accordance with Section 16.c of the Agreement as incorporated into this UK Addendum.